UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10549
                                                     ---------------------

             Nuveen Pennsylvania Dividend Advantage Municipal Fund 2
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: June 30
                                           ------------------

                  Date of reporting period: June 30, 2005
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT June 30, 2005

Nuveen Investments
Municipal Closed-End
Exchange-Traded
Funds

                       NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC.
                                                                             NQJ

                           NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC.
                                                                             NNJ

                             NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                             NXJ

                           NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                                                                             NUJ

                           NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND
                                                                             NQP

                             NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2
                                                                             NPY

                           NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                             NXM

                         NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                                                                             NVY


Photo of: Man, woman and child at the beach.
Photo of: A child.

DEPENDABLE,
TAX-FREE INCOME BECAUSE
IT'S NOT WHAT YOU EARN,
IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

Photo of: Woman
Photo of: Man and child
Photo of: Woman

NOW YOU CAN RECEIVE YOUR NUVEEN FUND REPORTS FASTER.

NO MORE WAITING.
SIGN UP TODAY TO RECEIVE NUVEEN FUND INFORMATION BY E-MAIL.

It only takes a minute to sign up for E-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Investments Fund information is ready -- no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report, and save it on your computer if you wish.

                               ------------------
                               DELIVERY DIRECT TO
                                YOUR E-MAIL INBOX
                               ------------------

IT'S FAST, EASY & FREE:

WWW.INVESTORDELIVERY.COM
if you get your Nuveen Fund dividends
and statements from your financial
advisor or brokerage account.

OR

WWW.NUVEEN.COM/ACCOUNTACCESS
if you get your Nuveen Fund dividends
and statements directly from Nuveen.


(Be sure to have the address sheet that accompanied this report handy. You'll need it to complete the enrollment process.)


Logo: NUVEEN Investments

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Chairman's
     LETTER TO SHAREHOLDERS

Once again, I am pleased to report that over the 12-month period covered by this report your Fund continued to provide you with monthly tax-free income and an attractive total return. For more details about the management strategy and performance of your Fund, please see the Portfolio Manager's Comments and Performance Overview sections of this report.

As I noted in my last letter to you, many market observers are wondering whether longer-term interest rates will soon begin to rise substantially, mirroring the rise that has taken place over the past year in shorter-term rates. If longer-term rates do begin to rise significantly, some have suggested that this would be a signal to begin adjusting your holdings of fixed-income investments.


"IN FACT, A WELL-DIVERSIFIED PORTFOLIO MAY ACTUALLY HELP TO REDUCE YOUR OVERALL INVESTMENT RISK OVER THE LONG TERM."


Nobody knows what the market will do in the future. But from our experience, we do know that a well-balanced portfolio, structured and carefully monitored with the help of a trusted investment professional, can be an important component in helping you achieve your long-term financial goals. In fact, a well-diversified portfolio may actually help to reduce your overall investment risk over the long term. That is one reason why we believe that a municipal bond investment like your Nuveen Fund can be an important building block in a comprehensive investment program designed to perform well in a variety of market conditions.

As in past reports, I urge you to consider receiving future Fund reports and other Fund information by e-mail and the Internet. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy - see the inside front cover of this report for instructions.

Earlier in 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser), sold a substantial portion of its stake in Nuveen. More recently, St. Paul sold the balance of its shares in Nuveen to us or to others. Please be assured that these transactions only affect Nuveen's corporate structure, and they do not have any impact on the investment objectives or management of your Fund.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

August 15, 2005

Nuveen New Jersey and Pennsylvania Municipal Closed-End Exchange-Traded Funds (NQJ, NNJ, NXJ, NUJ, NQP, NPY, NXM, NVY)

Portfolio Manager's
        COMMENTS

Portfolio manager Paul Brennan reviews the economic and municipal market environments, key investment strategies and the performance of these Nuveen Funds. Paul, who has 14 years of investment experience, including 8 years with Nuveen, has managed the New Jersey and Pennsylvania Funds since 2003.


WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE 12-MONTH PERIOD ENDED JUNE 30, 2005?

One factor affecting nearly all fixed-income investments over this reporting period was the general flattening of the yield curve. Between June 30, 2004, and June 30, 2005, the Federal Reserve implemented nine quarter-point increases in the fed funds rate, raising this short-term rate benchmark to 3.25% from 1.00% (On August 9, 2005, after the close of this reporting period, the fed funds rate was raised to 3.50%.) These fed funds rate increases led to increases in many shorter-term municipal market rates over the 12-month reporting period. At the same time, longer-term yields declined. The yield on the benchmark 10-year U.S. Treasury note stood at 3.92% on June 30, 2005, compared with 4.59% one year earlier. Longer-term yields in the municipal market followed a similar pattern. The yield of the Bond Buyer 25 Revenue Bond Index, a widely-followed measure of longer-term municipal market rates, declined by approximately 60 basis points during this 12-month reporting period.

This rise in shorter-term rates and decline in longer-term rates generally helped the performance of bonds with longer effective maturities and tended to hurt the performance of securities with shorter maturities or short call dates.

Despite the increases in shorter-term rates and an upsurge in energy costs, the economic expansion continued through the reporting period. After expanding at an annualized rate of 4.0% in the third quarter of 2004, the U.S. Gross Domestic Product (GDP) grew by an annualized rate of 3.8% in the fourth quarter of 2004 and 3.8% again in the first three months of 2005. (On July 29, 2005, after the close of this reporting period, the Commerce Department said the GDP grew at an annualized rate of 3.4% in the second quarter of the year.)

The year-over-year increase in the Consumer Price Index (CPI) as of June 30, 2005, was a relatively mild 2.5%. The national unemployment rate dropped to 5.0% in June 2005, its lowest level since September 2001. Over the 12-month period, municipal new issue supply nationwide remained strong, as $377.1 billion in new securities came to market. The flattening yield curve increased the attractiveness of refundings, which were 57% higher during January-June 2005 than in the same six-month period of 2004.


HOW ABOUT ECONOMIC AND MARKET CONDITIONS IN NEW JERSEY AND PENNSYLVANIA?

New Jersey continued to benefit from its strong and diverse economic base, led by the pharmaceutical, biotech and finance sectors. Over the 12-month period, the state's economy outperformed the nation as a whole, adding jobs in the financial services, business services and healthcare sectors. In June 2005, the unemployment rate in New Jersey was 4.0%, down from 4.8% in June 2004. Despite structural imbalances and legal challenges, preliminary numbers indicated that New Jersey ended fiscal 2005, with a surplus of $1.2 billion to $1.5 billion, due largely to tax revenues that exceeded expectations. As of June 30, 2005, New Jersey's general obligation debt carried Aa3/AA- ratings with stable outlooks from Moody's and Standard & Poor's, respectively, reflecting downgrades from Aa2 and AA, respectively in July 2004. (On July 19, 2005, after the close of this reporting period, S&P returned New Jersey to an AA rating, citing the fiscal 2006 budget that "makes significant strides toward structural balance.") During the 12-month period ended June 30, 2005, the issuers in the state offered $18.9 billion of new municipal debt, an increase of 47% from the previous 12-month period, making New Jersey the fourth largest state issuer in the country.

Over this period, Pennsylvania's mature economy exhibited modest but steady recovery, led by the education, healthcare, manufacturing and retail trade sectors. Business services and construction also were strong, although the old-line manufacturing sector, while somewhat improved, continued to lag. Despite the healthier economy, steel production, which is important in western Pennsylvania, remained flat. In June 2005, Pennsylvania's unemployment rate was 5.0%, down from 5.5% in June 2004. As of June 30, 2005, Moody's and S&P rated Pennsylvania's general obligation debt at Aa2/AA, respectively, with stable outlooks. During this 12-month reporting period, municipal issuance in Pennsylvania jumped $16.9 billion, an increase of 24% from the previous 12-month period, ranking the commonwealth as the sixth largest issuer in the nation.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NEW JERSEY AND PENNSYLVANIA FUNDS DURING THE 12 MONTHS ENDED JUNE 30, 2005?

With many market participants anticipating higher interest rates, our focus in the New Jersey and Pennsylvania Funds throughout this period centered on finding bonds that we believed would add immediate value to the Funds' portfolios and that, in our judgment, also had the potential to perform well under a variety of future market scenarios, regardless of economic or interest rate trends.

In general, our purchase activity in these Funds emphasized bonds in the intermediate part of the yield curve - that is, bonds that mature in 10 to 20 years. In our opinion, this part of the curve generally offered more attractive opportunities and the best values during this period. For most of the Funds, these purchases resulted in relatively small changes in their overall yield curve positioning. In NNJ and NPY, which were more heavily weighted in bonds with shorter effective maturities than the other Funds, we sold some of these short maturity bonds and reinvested the proceeds in longer-term bonds (i.e., 20 years or longer) to bring the overall yield curve exposures of these two Funds more closely in line with our desired positioning. Conversely, NQP had a relatively heavy exposure to the longest part of the curve, and we sold some of the longer maturity bonds from this Fund's portfolio and replaced them with intermediate maturity securities.

For all of the Funds in this report, we continued to place an emphasis on purchasing premium bonds - those with prices above par and coupons above current market rates. These bonds have been in great demand recently, since historically they have held their value better than current coupon bonds when long-term interest rates rise.

Both NUJ and NXM had several concentrated positions in relatively lower-rated holdings, and we worked during this period to reduce the overall risk of these Funds by trimming these concentrated positions and adding more diversification by purchasing other lower-rated securities. On the other hand, NNJ and NVY began the period with relatively small positions in bonds rated BBB or lower, and we watched the market for suitable opportunities to add lower-rated bonds to their portfolios. These efforts in the Pennsylvania Funds were aided by an increased number of smaller lower-rated and non-rated offerings in the commonwealth. As a result, for several of the Funds we were able to purchase B+ rated bonds issued by the Pennsylvania Economic Development Financing Authority (EDFA) for Reliant Energy, non-rated bonds issued by Allegheny County for the Pittsburgh Mills shopping mall, and non-rated bonds issued by Lebanon County for Pleasant View Retirement Community. NXJ also had a very large concentrated position in A rated bonds issued for Robert Wood Johnson University Hospital, which we cut by more than 60% over this period. Although this holding had performed well for the Fund, we believed it was prudent to trim our exposure and increase diversification within the Fund by redeploying some of these assets among other lower-rated credits.

As discussed in our last shareholder report, in late 2004 we began using forward interest rate swaps, a type of derivative financial instrument, in an attempt to hedge some of the interest rate risk in NXJ, NUJ, NXM and NVY. It is important to note that the hedges were not used in an attempt to profit from correctly predicting the timing and direction of interest rate movements. Instead, our sole objective was to reduce the durations of these four Funds (and therefore their price sensitivity to interest rate changes) without having a negative impact on the Funds' income streams or common share dividends over the short term. The gain or loss from each Fund's hedging activity was reflected as an addition or subtraction to the Fund's net asset value (NAV) as the market value of each hedge fluctuated. The hedges were effective in achieving their intended goal of helping to reduce the NAV volatility of these Funds. However, they did have negative impacts on each Fund's total return during this period because declining long-term interest rates caused the value of the hedges to decline as the value of each Fund's portfolio rose. All of the hedges for these Funds were removed before the end of the reporting period because their interest rate risk exposures and durations had achieved our desired levels.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as for comparative indexes and averages, are presented in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE

For periods ended 6/30/05

                           1-YEAR           5-YEAR            10-YEAR
--------------------------------------------------------------------------------
New Jersey Funds
--------------------------------------------------------------------------------
NQJ                        13.81%           8.50%             7.03%
NNJ                        12.31%           8.80%             7.58%
NXJ                        13.80%           NA                NA
NUJ                        15.00%           NA                NA
--------------------------------------------------------------------------------
Lipper New Jersey
Municipal Debt Funds
Average2                   14.41%           9.44%             7.15%
--------------------------------------------------------------------------------

Pennsylvania Funds
--------------------------------------------------------------------------------
NQP                        12.67%           8.30%             6.57%
NPY                        11.80%           9.30%             7.67%
NXM                        13.02%           NA                NA
NVY                        13.37%           NA                NA
--------------------------------------------------------------------------------

Lipper Pennsylvania
Municipal Debt Funds
Average2                   12.24%           9.08%             7.30%
--------------------------------------------------------------------------------

Lehman Brothers Municipal
Bond Index1                8.24%            6.88%             6.38%
--------------------------------------------------------------------------------

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

1 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Lipper New Jersey Municipal Debt Funds category average is calculated using the returns of all closed-end exchange-traded funds in this category for each period as follows: 1 year, 13 funds; 5 years, 8 funds; and 10 years, 6 funds. The Lipper Pennsylvania Municipal Debt Funds category average is calculated using the returns of all closed-end exchange-traded funds for each period as follows: 1 year, 12 funds; 5 years, 9 funds; and 10 years, 7 funds. Fund and Lipper returns assume reinvestment of dividends.

For the 12 months ended June 30, 2005, the total returns on NAV for all eight of these Funds outperformed the return on the Lehman Brothers Municipal Bond Index. NUJ also outperformed the average return for the Lipper New Jersey peer group, and NQP, NXM and NVY beat their Lipper Pennsylvania group average. NQJ, NNJ, NXJ and NPY trailed their respective Lipper group averages.

One of the primary factors benefiting the 12-month performance of these Funds relative to that of the unleveraged Lehman Brothers index was the Funds' use of financial leverage. While leveraging can add volatility to the Funds' NAVs and share prices, especially during periods when interest rates rise, this strategy can also provide opportunities for additional income and total returns for common shareholders when short-term interest rates remain relatively low and long-term rates fall or remain fairly constant.

As noted earlier, yields fell - and therefore prices rose - for many longer-term bonds over the course of this reporting period. Quite often, these longer-term bonds had longer durations, which meant they had relatively more price volatility as interest rates changed. More exposure to bonds with longer durations helped the performances of NXJ, NUJ, NXM and NVY. To a lesser extent, this also helped the return of NQJ over this period. While we made strides in increasing the average durations of NNJ and NPY, their relatively greater exposure to bonds with shorter effective maturities or short embedded call option provisions over this period hampered their performances when compared with the other Funds in this report.

All of the Funds benefited from their allocations of lower quality bonds during this period, since bonds rated BBB and lower generally outperformed higher credit quality sectors as the economy improved and demand for these bonds increased. Among the sectors making positive contributions to the Funds' 12-month returns were several that tended to have a greater number of lower-quality bonds, such as healthcare (including hospitals), industrial development and resource recovery. Bonds backed by the 1998 master tobacco settlement agreement also produced solid performance during this period, as the litigation environment improved and supply/demand dynamics drove tobacco bond prices higher. As of June 30, 2005, the New Jersey Funds held between 3% and 4% of their portfolios in unenhanced and uninsured New Jersey tobacco bonds. (The Pennsylvania Funds did not hold any tobacco credits.) In addition to the tobacco bonds, the New Jersey Funds benefited from their holdings of BBB rated cigarette tax bonds issued by the state and backed by excise taxes on cigarettes purchased in New Jersey. NXJ and NUJ also held small positions in B rated bonds issued by the New Jersey Economic Development Authority for Continental Airlines, which had double-digit returns during this 12-month period.

As mentioned earlier, refinancings rose during this period, and the performances of these Funds were boosted by several advance refundings of their holdings, which resulted in price appreciation as well as enhanced credit quality. In New Jersey, major refunding transactions involved bonds issued by the New Jersey Turnpike Authority, the New Jersey Transportation Trust Fund Authority, and the Delaware River and Bay Authority. Each of the New Jersey Funds held one or more of these pre-refunded issues. In Pennsylvania, in addition to large refundings by the commonwealth (Pennsylvania general obligation debt) and by Allegheny County, a number of smaller issuers engaged in pre-refunding transactions that benefited the Pennsylvania Funds to varying degrees.

At the same time, however, the Funds' holdings of older pre-refunded bonds tended to underperform the general municipal market, due primarily to the shorter effective maturities of these bonds. This was especially true in NPY. Housing was another sector that lagged the market during this period, largely as the result of the increased risk of prepayments and bond calls in the current interest rate environment.


HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF JUNE 30, 2005?

Given the current geopolitical and economic environment, we continued to believe that maintaining strong credit quality was an important requirement. As of June 30, 2005, all eight of these Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. Guaranteed and AA ranging from 68% in NUJ to 73% in NXM, 78% in NXJ, 82% in NQJ and NVY, 83% in NPY, 84% in NNJ and 87% in NQP.

As of June 30, 2005, potential call exposure for the period July 2005 through the end of 2006 ranged from 1% in NVY to 3% in NNJ and NXJ, 4% in NUJ, NQP and NXM, 6% in NQJ and 8% in NPY. The number of actual bond calls in all of these Funds depends largely on future market interest rates.

Dividend and Share Price
       INFORMATION

All eight of these Funds use leverage to provide opportunities for additional income for common shareholders. The extent of this benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders. During periods of low short-term rates, leveraged Funds generally pay lower dividends to MuniPreferred shareholders, which can leave more earnings to support common share dividends. However, when short-term interest rates rise, as they did during this reporting period, the Funds' borrowing costs also rise. While leveraging can still provide benefits for common shareholders as short-term rates rise, the extent of the benefit may be less. Over the 12-month period ended June 30, 2005, NXM experienced one dividend cut, while the dividends of NQJ, NNJ, NXJ, NQP and NPY were cut twice and NVY had three reductions in its dividend. The dividend of NUJ remained unchanged during this period.

In addition, due to normal portfolio management activity, common shareholders of the following Funds received capital gains and/or net ordinary income distributions at the end of December 2004 as follows:

                     LONG-TERM CAPITAL GAINS    ORDINARY INCOME
                     (PER SHARE)                (PER SHARE)
--------------------------------------------------------------------------------
NQJ                  $0.1097                    --
--------------------------------------------------------------------------------
NNJ                  $0.2176                    $0.0003
--------------------------------------------------------------------------------
NUJ                  $0.0526                    --
--------------------------------------------------------------------------------
NQP                  $0.1412                    $0.0010
--------------------------------------------------------------------------------
NPY                  $0.1791                    $0.0055
--------------------------------------------------------------------------------
NXM                  $0.3631                    $0.0060
--------------------------------------------------------------------------------
NVY                  $0.0429                    --
--------------------------------------------------------------------------------

The relatively large distributions from several of these Funds represented important parts of the Funds' total returns for this period. Generally, these distributions were generated by bond calls or by sales of appreciated securities that occurred in the course of normal portfolio management activities. The proceeds of these calls or sales then were reinvested in bonds paying lower, current interest rates. On balance, this had a slight negative impact on these Funds' earning power per share and was a minor factor in the dividend reductions noted above.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of June 30, 2005, NQJ, NNJ, NXJ, NUJ, NPY and NXM all had positive UNII balances for both financial statement and income tax purposes. NQP and NVY had negative UNII balances for financial statement purposes and positive UNII balances for income tax purposes.

At the end of the reporting period, the Funds' shares were trading at premiums or discounts to their NAVs as shown in the accompanying chart:

                       6/30/05               12-MONTH AVERAGE
                       PREMIUM/DISCOUNT      DISCOUNT
--------------------------------------------------------------------------------
NQJ                    -2.31%                -0.53%
NNJ                    -1.81%                -2.79%
NXJ                    -1.60%                -2.44%
NUJ                    +0.70%                -2.71%
NQP                    -3.62%                -4.05%
NPY                    -1.04%                -0.29%
NXM                    +1.32%                -0.92%
NVY                    -6.23%                -5.30%
--------------------------------------------------------------------------------

Nuveen New Jersey Investment Quality Municipal Fund, Inc.
NQJ

Performance
      OVERVIEW  As of June 30, 2005

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              77%
AA                                5%
A                                 4%
BBB                              11%
BB or Lower                       2%
NR                                1%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jul                             0.08
Aug                             0.08
Sep                             0.08
Oct                             0.08
Nov                             0.08
Dec                             0.08
Jan                             0.08
Feb                             0.08
Mar                            0.077
Apr                            0.077
May                            0.077
Jun                            0.073

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/1/04                        14.31
                              14.45
                              14.62
                              14.64
                              14.65
                              14.74
                              14.98
                              14.84
                              14.85
                              14.8
                              14.91
                              15.04
                              15.04
                              14.91
                              14.92
                              14.98
                              14.76
                              14.71
                              14.73
                              14.68
                              14.75
                              14.75
                              14.74
                              14.77
                              14.9
                              14.9
                              14.96
                              15.12
                              15.03
                              14.92
                              14.84
                              14.87
                              14.97
                              15
                              15.01
                              15.06
                              15.15
                              15.07
                              15.08
                              15.25
                              15.24
                              15.42
                              15.32
                              15.45
                              15.49
                              15.38
                              15.4
                              15.39
                              15.38
                              15.37
                              15.43
                              15.44
                              15.4
                              15.43
                              15.55
                              15.56
                              15.6
                              15.73
                              15.81
                              15.8
                              15.85
                              15.84
                              15.8
                              15.55
                              15.5
                              15.41
                              15.4
                              15.36
                              15.46
                              15.39
                              15.38
                              15.6
                              15.47
                              15.41
                              15.45
                              15.4
                              15.33
                              15.32
                              15.38
                              15.47
                              15.41
                              15.41
                              15.47
                              15.45
                              15.47
                              15.46
                              15.46
                              15.48
                              15.48
                              15.43
                              15.27
                              15.15
                              15.27
                              15.08
                              15.24
                              15.39
                              15.32
                              15.33
                              15.27
                              15.3
                              15.38
                              15.3
                              15.26
                              15.29
                              15.28
                              15.18
                              15.21
                              15.2
                              15.2
                              15.36
                              15.35
                              15.18
                              15.35
                              15.24
                              15.26
                              15.16
                              15.03
                              15.13
                              15.15
                              15.26
                              15.26
                              15.08
                              15.09
                              15.05
                              15.03
                              15
                              15.03
                              15.17
                              15.26
                              15.37
                              15.33
                              15.46
                              15.44
                              15.52
                              15.6
                              15.52
                              15.51
                              15.4
                              15.37
                              15.46
                              15.45
                              15.51
                              15.38
                              15.44
                              15.4
                              15.4
                              15.37
                              15.66
                              15.73
                              15.95
                              15.99
                              15.78
                              15.83
                              15.8
                              15.95
                              15.9
                              15.93
                              15.86
                              15.83
                              15.7
                              15.63
                              15.51
                              15.43
                              15.6
                              15.64
                              15.5
                              15.63
                              15.5
                              15.55
                              15.6
                              15.64
                              15.72
                              15.75
                              15.75
                              15.49
                              15.39
                              15.29
                              15.32
                              15.1
                              15.13
                              15.04
                              15.05
                              14.97
                              14.92
                              14.64
                              14.69
                              14.58
                              14.54
                              14.69
                              14.75
                              14.82
                              14.77
                              14.72
                              14.75
                              14.84
                              14.88
                              14.9
                              14.92
                              14.8
                              14.82
                              14.75
                              14.92
                              14.88
                              14.79
                              14.73
                              14.81
                              14.8
                              14.85
                              14.98
                              15.06
                              14.96
                              14.96
                              14.96
                              14.98
                              15.08
                              15.08
                              15
                              14.98
                              15.01
                              14.91
                              14.95
                              15
                              15.09
                              15.05
                              15.09
                              15.11
                              15.05
                              15.06
                              15.08
                              15.07
                              15.07
                              15.15
                              15.4
                              15.38
                              15.4
                              15.35
                              15.27
                              15.25
                              15.25
                              15.21
                              15.17
                              15.01
                              15.09
                              15.09
                              15.14
                              15.21
                              15.16
                              15.18
                              15.22
                              15.24
                              15.2
                              15.27
                              15.26
                              15.31
6/30/05                       15.25

FUND SNAPSHOT
------------------------------------
Common Share Price            $15.25
------------------------------------
Common Share
Net Asset Value               $15.61
------------------------------------
Premium/(Discount) to NAV     -2.31%
------------------------------------
Market Yield                   5.74%
------------------------------------
Taxable-Equivalent Yield1      8.50%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $319,083
------------------------------------
Average Effective
Maturity on Securities (Years) 16.72
------------------------------------
Leverage-Adjusted Duration      8.01
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 2/21/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         15.13%        13.81%
------------------------------------
5-Year          8.52%         8.50%
------------------------------------
10-Year         6.96%         7.03%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         17.2%
------------------------------------
U.S. Guaranteed                16.5%
------------------------------------
Transportation                 15.6%
------------------------------------
Education and Civic
  Organizations                12.2%
------------------------------------
Healthcare                     12.0%
------------------------------------
Tax Obligation/General          7.7%
------------------------------------
Consumer Staples                3.8%
------------------------------------
Water and Sewer                 3.7%
------------------------------------
Other                          11.3%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.5%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders a capital gains distribution in December 2004 of $0.1097 per share.

Nuveen New Jersey Premium Income Municipal Fund, Inc.
NNJ

Performance
      OVERVIEW  As of June 30, 2005

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              79%
AA                                5%
A                                 5%
BBB                               9%
NR                                2%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jul                            0.078
Aug                            0.078
Sep                            0.078
Oct                            0.078
Nov                            0.078
Dec                            0.078
Jan                            0.078
Feb                            0.078
Mar                            0.075
Apr                            0.075
May                            0.075
Jun                            0.071

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/1/04                        14.31
                              14.43
                              14.71
                              14.7
                              14.72
                              14.85
                              14.92
                              14.87
                              14.77
                              14.8
                              14.85
                              14.91
                              14.86
                              14.71
                              14.63
                              14.84
                              15.02
                              15.01
                              14.95
                              14.98
                              15.05
                              15.05
                              15.18
                              14.99
                              15.02
                              15.08
                              15.2
                              15.17
                              15.22
                              14.97
                              14.97
                              15.09
                              15.12
                              15.2
                              15.42
                              15.41
                              15.36
                              15.54
                              15.57
                              15.39
                              15.33
                              15.39
                              15.55
                              15.59
                              15.7
                              15.65
                              15.7
                              15.6
                              15.55
                              15.51
                              15.68
                              15.55
                              15.62
                              15.41
                              15.57
                              15.69
                              15.64
                              15.52
                              15.73
                              15.75
                              15.68
                              15.66
                              15.83
                              15.7
                              15.55
                              15.59
                              15.54
                              15.53
                              15.47
                              15.51
                              15.52
                              15.6
                              15.65
                              15.64
                              15.61
                              15.77
                              15.74
                              15.71
                              15.94
                              15.94
                              15.86
                              15.9
                              16
                              15.85
                              15.87
                              15.9
                              15.84
                              15.77
                              15.69
                              15.7
                              15.52
                              15.27
                              15.32
                              15.15
                              15.23
                              15.34
                              15.41
                              15.32
                              15.31
                              15.33
                              15.2
                              15.21
                              15.18
                              15.26
                              15.23
                              15.17
                              15.12
                              15.08
                              15
                              15.22
                              15.29
                              15.44
                              15.33
                              15.25
                              15.44
                              15.13
                              15.21
                              15.2
                              15.15
                              15.14
                              15.25
                              15.09
                              15.04
                              15.09
                              15.08
                              15.11
                              15.32
                              15.6
                              15.82
                              15.8
                              15.7
                              15.64
                              15.59
                              15.54
                              15.67
                              15.74
                              15.73
                              15.71
                              15.71
                              15.68
                              15.85
                              15.87
                              15.88
                              15.81
                              15.92
                              15.93
                              15.86
                              15.84
                              15.85
                              15.99
                              16.1
                              16.04
                              16.14
                              16.06
                              16.12
                              16.13
                              16.25
                              15.77
                              15.81
                              15.67
                              15.6
                              15.55
                              15.48
                              15.45
                              15.51
                              15.79
                              15.75
                              15.7
                              15.68
                              15.71
                              15.7
                              15.69
                              15.66
                              15.7
                              15.57
                              15.42
                              15.35
                              15.4
                              15.21
                              15.2
                              15.39
                              15.24
                              15.21
                              14.91
                              14.85
                              14.96
                              14.86
                              14.85
                              14.72
                              14.96
                              15.19
                              15.1
                              15.05
                              15
                              14.99
                              14.9
                              14.92
                              15.12
                              14.98
                              15.04
                              14.96
                              15.03
                              15.1
                              15.07
                              15.07
                              15.08
                              15.28
                              15.3
                              15.49
                              15.54
                              15.55
                              15.55
                              15.55
                              15.67
                              15.51
                              15.52
                              15.34
                              15.4
                              15.41
                              15.36
                              15.39
                              15.38
                              15.39
                              15.39
                              15.54
                              15.58
                              15.5
                              15.52
                              15.45
                              15.44
                              15.48
                              15.56
                              15.71
                              15.81
                              15.7
                              15.71
                              15.67
                              15.64
                              15.58
                              15.62
                              15.62
                              15.56
                              15.52
                              15.51
                              15.53
                              15.54
                              15.48
                              15.5
                              15.59
                              15.6
                              15.62
                              15.59
                              15.52
                              15.51
6/30/05                       15.76

FUND SNAPSHOT
------------------------------------
Common Share Price            $15.76
------------------------------------
Common Share
Net Asset Value               $16.05
------------------------------------
Premium/(Discount) to NAV     -1.81%
------------------------------------
Market Yield                   5.41%
------------------------------------
Taxable-Equivalent Yield1      8.01%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $193,182
------------------------------------
Average Effective
Maturity on Securities (Years) 15.71
------------------------------------
Leverage-Adjusted Duration      8.43
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/17/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         19.43%        12.31%
------------------------------------
5-Year          9.97%         8.80%
------------------------------------
10-Year         8.07%         7.58%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         22.4%
------------------------------------
Transportation                 16.2%
------------------------------------
U.S. Guaranteed                12.1%
------------------------------------
Education and Civic
  Organizations                11.6%
------------------------------------
Tax Obligation/General         10.7%
------------------------------------
Healthcare                      9.2%
------------------------------------
Water and Sewer                 7.1%
------------------------------------
Other                          10.7%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.5%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2004 of $0.2179 per share.

Nuveen New Jersey Dividend Advantage Municipal Fund
NXJ

Performance
      OVERVIEW  As of June 30, 2005

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              76%
AA                                2%
A                                 8%
BBB                              10%
BB or Lower                       3%
NR                                1%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jul                           0.0785
Aug                           0.0785
Sep                           0.0785
Oct                           0.0785
Nov                           0.0785
Dec                           0.0785
Jan                           0.0785
Feb                           0.0785
Mar                           0.0755
Apr                           0.0755
May                           0.0755
Jun                           0.0715

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/1/04                        13.92
                              14.2
                              14.2
                              14.2
                              14.22
                              14.22
                              14.49
                              14.51
                              14.51
                              14.3
                              14.55
                              14.4
                              14.37
                              14.22
                              14.07
                              14.13
                              14.15
                              14.17
                              14.11
                              14.15
                              14.29
                              14.29
                              14.4
                              14.42
                              14.44
                              14.42
                              14.49
                              14.57
                              14.51
                              14.27
                              14.31
                              14.35
                              14.34
                              14.49
                              14.59
                              14.61
                              14.66
                              14.64
                              14.54
                              14.56
                              14.67
                              14.68
                              14.76
                              14.81
                              14.89
                              14.9
                              14.77
                              14.96
                              14.95
                              14.91
                              14.91
                              14.9
                              14.85
                              14.92
                              15.08
                              15.15
                              15.13
                              15.4
                              15.27
                              15.39
                              15.3
                              15.14
                              15.15
                              15.13
                              15.04
                              14.94
                              14.71
                              14.63
                              14.65
                              14.51
                              14.62
                              14.64
                              14.69
                              14.6
                              14.69
                              14.85
                              14.79
                              15
                              15.03
                              14.9
                              14.96
                              15
                              15.05
                              15.04
                              15.14
                              15.08
                              15.2
                              15.07
                              15.17
                              15.34
                              15.24
                              15.07
                              15.2
                              15.01
                              15.2
                              15.23
                              15.07
                              15.33
                              15.37
                              15.22
                              15.05
                              15.06
                              15.07
                              15.03
                              15.05
                              14.95
                              15.06
                              14.8
                              14.77
                              14.92
                              14.93
                              14.9
                              14.92
                              15.01
                              15.18
                              15.17
                              14.98
                              15.04
                              15.25
                              15.15
                              15.23
                              15.13
                              14.96
                              14.9
                              14.93
                              14.87
                              15.24
                              15.28
                              15.16
                              15.14
                              15.23
                              15.15
                              15.05
                              15.23
                              15.22
                              15.03
                              15.09
                              15.35
                              15.35
                              15.23
                              15.09
                              15.23
                              15.43
                              15.54
                              15.55
                              15.58
                              15.55
                              15.6
                              15.55
                              15.9
                              15.61
                              15.43
                              15.62
                              15.77
                              15.75
                              15.8
                              15.88
                              15.69
                              15.7
                              15.74
                              15.68
                              15.41
                              15.11
                              15
                              15.17
                              15.21
                              15.4
                              15.12
                              15.23
                              15.26
                              15.46
                              15.5
                              15.54
                              15.27
                              15.08
                              15
                              14.91
                              15.08
                              14.7
                              14.77
                              14.8
                              14.83
                              14.91
                              14.9
                              14.1
                              14.2
                              13.85
                              13.75
                              13.96
                              14.09
                              14.15
                              14.17
                              14.32
                              14.42
                              14.4
                              14.31
                              14.36
                              14.37
                              14.3
                              14.36
                              14.36
                              14.43
                              14.52
                              14.44
                              14.34
                              14.38
                              14.43
                              14.82
                              14.7
                              14.86
                              14.96
                              14.96
                              14.63
                              14.65
                              14.65
                              14.76
                              14.7
                              15
                              14.94
                              14.75
                              14.92
                              14.92
                              15.06
                              14.96
                              14.85
                              14.98
                              14.9
                              14.99
                              14.93
                              15.01
                              15.25
                              15.3
                              15.3
                              15.25
                              15.15
                              15.16
                              15.05
                              15.22
                              15.12
                              14.87
                              14.9
                              14.82
                              14.84
                              15
                              14.94
                              14.82
                              15.14
                              15.06
                              15.33
                              15.1
                              15.07
                              15.23
                              15.13
                              15.12
6/30/05                       15.38

FUND SNAPSHOT
------------------------------------
Common Share Price            $15.38
------------------------------------
Common Share
Net Asset Value               $15.63
------------------------------------
Premium/(Discount) to NAV     -1.60%
------------------------------------
Market Yield                   5.58%
------------------------------------
Taxable-Equivalent Yield1      8.27%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $102,502
------------------------------------
Average Effective
Maturity on Securities (Years) 17.56
------------------------------------
Leverage-Adjusted Duration      8.16
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         19.97%        13.80%
------------------------------------
Since
Inception       6.71%         8.25%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
U.S. Guaranteed                17.7%
------------------------------------
Transportation                 16.4%
------------------------------------
Tax Obligation/Limited         15.3%
------------------------------------
Water and Sewer                15.0%
------------------------------------
Education and Civic
  Organizations                12.6%
------------------------------------
Healthcare                     11.0%
------------------------------------
Other                          12.0%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.5%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen New Jersey Dividend Advantage Municipal Fund 2
NUJ

Performance
      OVERVIEW  As of June 30, 2005

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              66%
AA                                2%
A                                12%
BBB                              15%
BB or Lower                       3%
NR                                2%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jul                           0.0765
Aug                           0.0765
Sep                           0.0765
Oct                           0.0765
Nov                           0.0765
Dec                           0.0765
Jan                           0.0765
Feb                           0.0765
Mar                           0.0765
Apr                           0.0765
May                           0.0765
Jun                           0.0765

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/1/04                        13.9
                              13.96
                              14.05
                              14.46
                              14.5
                              14.5
                              14.49
                              14.3
                              14.26
                              14.1
                              14.17
                              14.33
                              14.37
                              14.35
                              14.28
                              14.28
                              14.45
                              14.45
                              14.27
                              14.4
                              14.43
                              14.43
                              14.5
                              14.41
                              14.35
                              14.42
                              14.4
                              14.43
                              14.39
                              14.45
                              14.4
                              14.3
                              14.34
                              14.28
                              14.42
                              14.46
                              14.53
                              14.53
                              14.65
                              14.5
                              14.55
                              14.51
                              14.71
                              14.75
                              15
                              14.81
                              14.76
                              14.87
                              14.87
                              14.87
                              14.88
                              14.88
                              14.76
                              14.75
                              14.76
                              15
                              15.07
                              15
                              14.93
                              14.81
                              14.9
                              15.12
                              15
                              15.18
                              15.05
                              14.98
                              15.11
                              15.15
                              15.1
                              14.98
                              15
                              14.91
                              14.9
                              14.92
                              14.92
                              14.83
                              14.95
                              15.08
                              14.98
                              15.05
                              15.2
                              15.25
                              15.1
                              15.17
                              15.2
                              15.24
                              15.02
                              15.01
                              15.18
                              15.09
                              15.08
                              14.96
                              15
                              15.11
                              15.17
                              15.33
                              15.3
                              15.3
                              15.5
                              15.4
                              15.14
                              15.02
                              15.22
                              15.22
                              15.22
                              15.24
                              15.13
                              14.95
                              14.92
                              14.96
                              15.16
                              15.05
                              15.1
                              14.96
                              15.05
                              15.06
                              14.94
                              15.03
                              15.05
                              14.99
                              14.96
                              15.01
                              14.9
                              14.92
                              15.15
                              14.95
                              14.95
                              15.02
                              14.98
                              15.2
                              15.04
                              15.1
                              15.1
                              15.08
                              15.13
                              15.24
                              15.15
                              15
                              14.99
                              14.95
                              15.21
                              15.12
                              15
                              15
                              14.93
                              15
                              14.95
                              15.21
                              15.46
                              15.73
                              15.65
                              15.69
                              15.56
                              15.53
                              15.57
                              15.75
                              15.87
                              15.8
                              15.95
                              15.91
                              15.7
                              15.39
                              14.97
                              14.91
                              15.03
                              15.2
                              15.46
                              15.31
                              15.3
                              15.45
                              15.5
                              15.57
                              15.65
                              15.61
                              15.52
                              15.41
                              15.29
                              15.29
                              14.9
                              14.86
                              14.82
                              14.75
                              14.46
                              14.36
                              13.89
                              14.05
                              14.08
                              14.05
                              14.18
                              14.22
                              14.29
                              14.29
                              14.18
                              14.11
                              14.23
                              14.26
                              14.34
                              14.52
                              14.5
                              14.57
                              14.62
                              14.67
                              14.9
                              14.74
                              14.55
                              14.6
                              14.47
                              14.44
                              14.55
                              14.7
                              14.74
                              14.74
                              14.82
                              15.18
                              15.1
                              15.3
                              15.09
                              15.13
                              15.12
                              15.08
                              14.99
                              14.96
                              15.21
                              15.06
                              14.96
                              14.93
                              15.03
                              15.09
                              15.02
                              15.04
                              15.14
                              15.47
                              15.78
                              15.8
                              15.7
                              15.57
                              15.58
                              15.66
                              15.79
                              15.59
                              15.77
                              15.79
                              15.79
                              15.9
                              15.83
                              15.65
                              15.65
                              15.8
                              15.76
                              15.62
                              15.64
                              15.61
                              15.61
                              15.47
6/30/05                       15.9

FUND SNAPSHOT
------------------------------------
Common Share Price            $15.90
------------------------------------
Common Share
Net Asset Value               $15.79
------------------------------------
Premium/(Discount) to NAV      0.70%
------------------------------------
Market Yield                   5.77%
------------------------------------
Taxable-Equivalent Yield1      8.55%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $71,231
------------------------------------
Average Effective
Maturity on Securities (Years) 18.11
------------------------------------
Leverage-Adjusted Duration      8.24
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         23.39%        15.00%
------------------------------------
Since
Inception       8.31%         9.56%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Healthcare                     16.2%
------------------------------------
Tax Obligation/Limited         15.9%
------------------------------------
U.S. Guaranteed                15.2%
------------------------------------
Transportation                 14.8%
------------------------------------
Education and Civic
  Organizations                10.2%
------------------------------------
Utilities                       7.3%
------------------------------------
Long-Term Care                  5.2%
------------------------------------
Consumer Staples                4.0%
------------------------------------
Other                          11.2%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.5%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders a capital gains distribution in December 2004 of $0.0526 per share.

Nuveen Pennsylvania Investment Quality Municipal Fund
NQP

Performance
      OVERVIEW  As of June 30, 2005

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              72%
AA                               15%
A                                 7%
BBB                               5%
NR                                1%


Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jul                            0.076
Aug                            0.076
Sep                            0.076
Oct                            0.076
Nov                            0.076
Dec                            0.076
Jan                            0.076
Feb                            0.076
Mar                            0.072
Apr                            0.072
May                            0.072
Jun                            0.067

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/1/04                        13.6
                              13.7
                              13.69
                              13.8
                              13.86
                              13.85
                              13.93
                              13.88
                              13.83
                              13.96
                              14.02
                              14.02
                              13.87
                              13.84
                              13.83
                              13.85
                              13.84
                              13.82
                              13.74
                              13.93
                              14.1
                              14.1
                              14.1
                              14.14
                              14.17
                              14.17
                              14.32
                              14.25
                              14.24
                              14.21
                              14.18
                              14.34
                              14.47
                              14.45
                              14.46
                              14.42
                              14.5
                              14.5
                              14.53
                              14.59
                              14.62
                              14.62
                              14.68
                              14.81
                              14.88
                              14.9
                              14.89
                              14.81
                              14.73
                              14.81
                              14.98
                              14.98
                              15
                              14.98
                              15
                              15.04
                              15.07
                              14.81
                              14.8
                              14.82
                              14.82
                              14.84
                              14.95
                              14.84
                              14.8
                              14.91
                              14.95
                              15.14
                              15.3
                              15.2
                              15.36
                              15.18
                              15.36
                              15.29
                              15.3
                              15.2
                              15.19
                              15.19
                              15.19
                              15.26
                              15.26
                              15.44
                              15.3
                              15.34
                              15.43
                              15.39
                              15.4
                              15.41
                              15.4
                              15.46
                              15.08
                              14.99
                              14.91
                              14.99
                              15
                              15.03
                              15.03
                              15.1
                              15.18
                              15.14
                              15.08
                              15.16
                              15.2
                              15.05
                              15.1
                              15.03
                              15.1
                              15.01
                              14.87
                              15.03
                              15.04
                              15.06
                              15.19
                              15.1
                              15.16
                              14.91
                              14.93
                              14.92
                              14.95
                              14.95
                              15.09
                              15.22
                              15.27
                              15.3
                              15.25
                              15.24
                              15.39
                              15.25
                              15.33
                              15.32
                              15.38
                              15.47
                              15.46
                              15.47
                              15.51
                              15.55
                              15.51
                              15.47
                              15.62
                              15.5
                              15.58
                              15.54
                              15.45
                              15.43
                              15.42
                              15.48
                              15.42
                              15.44
                              15.47
                              15.5
                              15.49
                              15.55
                              15.58
                              15.56
                              15.68
                              15.92
                              15.78
                              15.57
                              15.72
                              15.5
                              15.51
                              15.47
                              15.51
                              15.25
                              15.24
                              15.33
                              15.36
                              15.41
                              15.6
                              15.55
                              15.58
                              15.76
                              15.8
                              15.7
                              15.49
                              15.55
                              15.29
                              15.01
                              14.85
                              14.8
                              14.75
                              14.7
                              14.64
                              14.19
                              13.86
                              14.15
                              13.9
                              13.91
                              14.02
                              14.16
                              14.27
                              14.45
                              14.28
                              14.26
                              14.27
                              14.32
                              14.34
                              14.38
                              14.24
                              14.28
                              14.3
                              14.36
                              14.44
                              14.42
                              14.28
                              14.36
                              14.5
                              14.41
                              14.42
                              14.49
                              14.53
                              14.53
                              14.48
                              14.5
                              14.57
                              14.67
                              14.67
                              14.78
                              14.83
                              14.79
                              14.82
                              14.78
                              14.76
                              14.82
                              14.88
                              14.92
                              14.93
                              14.87
                              14.95
                              14.89
                              14.97
                              14.98
                              15.13
                              15.16
                              15.12
                              15.04
                              15
                              15
                              15.02
                              14.85
                              14.86
                              14.92
                              14.72
                              14.7
                              14.71
                              14.8
                              14.69
                              14.7
                              14.74
                              14.81
                              14.84
                              14.89
                              14.91
                              14.91
6/30/05                       15.16

FUND SNAPSHOT
------------------------------------
Common Share Price            $15.16
------------------------------------
Common Share
Net Asset Value               $15.73
------------------------------------
Premium/(Discount) to NAV     -3.62%
------------------------------------
Market Yield                   5.30%
------------------------------------
Taxable-Equivalent Yield1      7.57%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $256,365
------------------------------------
Average Effective
Maturity on Securities (Years) 15.82
------------------------------------
Leverage-Adjusted Duration      8.27
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 2/21/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         19.53%        12.67%
------------------------------------
5-Year          7.59%         8.30%
------------------------------------
10-Year         6.31%         6.57%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General         17.0%
------------------------------------
Education and Civic
  Organizations                16.3%
------------------------------------
Tax Obligation/Limited         15.4%
------------------------------------
U.S. Guaranteed                12.2%
------------------------------------
Water and Sewer                11.6%
------------------------------------
Utilities                       7.3%
------------------------------------
Healthcare                      6.5%
------------------------------------
Transportation                  5.7%
------------------------------------
Other                           8.0%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2004 of $0.1422 per share.

Nuveen Pennsylvania Premium Income Municipal Fund 2
NPY

Performance
      OVERVIEW  As of June 30, 2005

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              78%
AA                                5%
A                                 5%
BBB                               9%
BB or Lower                       1%
NR                                2%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jul                            0.079
Aug                            0.079
Sep                            0.079
Oct                            0.079
Nov                            0.079
Dec                            0.079
Jan                            0.079
Feb                            0.079
Mar                            0.075
Apr                            0.075
May                            0.075
Jun                            0.071

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/1/04                        13.87
                              13.9
                              13.97
                              14.07
                              14.09
                              14.08
                              14.17
                              14.13
                              14.13
                              14.13
                              14.18
                              14.22
                              14.1
                              14
                              13.94
                              13.99
                              13.91
                              13.9
                              13.92
                              13.95
                              14.09
                              14.09
                              14.13
                              14.18
                              14.21
                              14.27
                              14.46
                              14.46
                              14.48
                              14.39
                              14.38
                              14.48
                              14.54
                              14.67
                              14.74
                              14.71
                              14.9
                              14.86
                              14.75
                              14.87
                              15.01
                              15.01
                              15.2
                              15.08
                              15.15
                              15.18
                              15.11
                              15.15
                              15.15
                              15.19
                              15.17
                              15.19
                              15.15
                              15.15
                              15.15
                              15.15
                              15.02
                              15.05
                              15.13
                              15.1
                              15.14
                              15.23
                              15.23
                              15.18
                              15.12
                              15.02
                              15.15
                              15.25
                              15.2
                              15.17
                              15.37
                              15.5
                              15.49
                              15.35
                              15.38
                              15.41
                              15.24
                              15.2
                              15.22
                              15.22
                              15.23
                              15.21
                              15.4
                              15.31
                              15.5
                              15.44
                              15.48
                              15.45
                              15.38
                              15.37
                              15.3
                              15.21
                              15.17
                              15.1
                              15.25
                              15.24
                              15.16
                              15.21
                              15.36
                              15.41
                              15.38
                              15.29
                              15.21
                              15.31
                              15.3
                              15.26
                              15.24
                              15.16
                              15.18
                              15.13
                              15.3
                              15.51
                              15.43
                              15.44
                              15.49
                              15.3
                              15.45
                              15.4
                              15.34
                              15.54
                              15.44
                              15.55
                              15.59
                              15.44
                              15.43
                              15.55
                              15.52
                              15.63
                              15.56
                              15.54
                              15.37
                              15.28
                              15.44
                              15.4
                              15.36
                              15.38
                              15.46
                              15.48
                              15.66
                              15.46
                              15.48
                              15.56
                              15.6
                              15.78
                              15.85
                              15.85
                              15.76
                              15.83
                              15.69
                              15.77
                              15.67
                              15.8
                              15.84
                              15.9
                              15.83
                              15.89
                              15.82
                              15.76
                              15.7
                              15.56
                              15.68
                              15.66
                              15.62
                              15.47
                              15.7
                              15.81
                              15.79
                              15.85
                              15.95
                              15.9
                              16
                              16.02
                              15.92
                              15.71
                              15.65
                              15.48
                              15.52
                              15.45
                              15.14
                              15.22
                              15.34
                              15.26
                              15.2
                              15.19
                              15.11
                              15.3
                              14.93
                              14.9
                              15
                              14.8
                              14.9
                              14.87
                              14.83
                              14.84
                              14.83
                              14.9
                              15.13
                              15.06
                              15.06
                              15
                              14.96
                              14.86
                              14.86
                              14.88
                              14.87
                              14.92
                              14.88
                              14.85
                              14.94
                              15.21
                              15.05
                              15.05
                              15.05
                              15
                              14.95
                              15.01
                              15.06
                              15.1
                              15.21
                              15.08
                              15.16
                              15.12
                              15.1
                              15.09
                              15.07
                              15.13
                              15.14
                              15.12
                              15.16
                              15.19
                              15.24
                              15.22
                              15.33
                              15.37
                              15.54
                              15.48
                              15.4
                              15.35
                              15.38
                              15.39
                              15.32
                              15.3
                              15.2
                              15.2
                              15.3
                              15.25
                              15.15
                              15.02
                              15.15
                              15.22
                              15.21
                              15.13
                              15.16
                              15.19
6/30/05                       15.16

FUND SNAPSHOT
------------------------------------
Common Share Price            $15.16
------------------------------------
Common Share
Net Asset Value               $15.32
------------------------------------
Premium/(Discount) to NAV     -1.04%
------------------------------------
Market Yield                   5.62%
------------------------------------
Taxable-Equivalent Yield1      8.03%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $242,373
------------------------------------
Average Effective
Maturity on Securities (Years) 17.23
------------------------------------
Leverage-Adjusted Duration      7.90
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         17.79%        11.80%
------------------------------------
5-Year         11.13%         9.30%
------------------------------------
10-Year         8.17%         7.67%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General         21.4%
------------------------------------
Healthcare                     13.1%
------------------------------------
Education and Civic
  Organizations                11.6%
------------------------------------
Transportation                 10.6%
------------------------------------
Utilities                      10.6%
------------------------------------
Water and Sewer                10.0%
------------------------------------
Tax Obligation/Limited          7.1%
------------------------------------
U.S. Guaranteed                 5.1%
------------------------------------
Other                          10.5%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2004 of $0.1846 per share.

Nuveen Pennsylvania Dividend Advantage Municipal Fund
NXM

Performance
      OVERVIEW  As of June 30, 2005

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              58%
AA                               15%
A                                14%
BBB                               7%
BB or Lower                       1%
NR                                5%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jul                           0.0805
Aug                           0.0805
Sep                           0.0805
Oct                           0.0805
Nov                           0.0805
Dec                           0.0805
Jan                           0.0805
Feb                           0.0805
Mar                           0.0775
Apr                           0.0775
May                           0.0775
Jun                           0.0775

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/1/04                        14.48
                              15
                              14.81
                              14.85
                              14.8
                              14.85
                              14.95
                              14.96
                              14.99
                              15
                              15.1
                              15.15
                              15
                              14.9
                              14.72
                              14.64
                              14.74
                              14.5
                              14.49
                              14.55
                              14.61
                              14.61
                              14.73
                              14.85
                              14.89
                              14.8
                              14.88
                              14.91
                              14.91
                              14.98
                              14.91
                              14.95
                              14.9
                              14.8
                              14.87
                              14.9
                              15
                              14.95
                              14.9
                              15
                              15.01
                              14.97
                              15.21
                              15.07
                              15.11
                              15.15
                              15.11
                              15.11
                              15.15
                              15.33
                              15.35
                              15.4
                              15.4
                              15.41
                              15.5
                              15.5
                              15.41
                              15.5
                              15.48
                              15.5
                              15.43
                              15.35
                              15.45
                              15.45
                              15.5
                              15.22
                              15.29
                              15.4
                              15.45
                              15.54
                              15.8
                              15.94
                              15.94
                              15.82
                              15.68
                              15.68
                              15.63
                              15.79
                              15.78
                              15.8
                              15.94
                              16.03
                              16.1
                              16.19
                              15.94
                              16.05
                              15.99
                              15.93
                              15.99
                              15.94
                              15.7
                              15.72
                              15.5
                              15.4
                              15.52
                              15.5
                              15.58
                              15.79
                              15.9
                              15.9
                              15.81
                              15.97
                              15.85
                              15.8
                              15.9
                              16.1
                              16.08
                              15.9
                              15.79
                              15.92
                              15.98
                              15.9
                              16.25
                              16.1
                              16.1
                              15.7
                              15.73
                              15.73
                              15.88
                              15.88
                              15.78
                              15.82
                              15.67
                              15.67
                              15.65
                              15.57
                              15.78
                              16.1
                              16.14
                              16.06
                              16.06
                              16.38
                              16.38
                              16.38
                              16.13
                              15.97
                              15.94
                              15.92
                              16.36
                              16.5
                              16.42
                              16.32
                              16.15
                              16.15
                              16.1
                              16.2
                              16.14
                              16.14
                              16.46
                              16.27
                              16.3
                              16.4
                              16.5
                              16.5
                              16.6
                              16.75
                              16.67
                              16.67
                              16.35
                              16.18
                              16.06
                              16.08
                              16.08
                              15.84
                              15.76
                              15.78
                              15.79
                              15.78
                              16.18
                              16.19
                              16.24
                              16.36
                              16.35
                              16.28
                              16.21
                              16.43
                              16.2
                              16.08
                              16.01
                              15.82
                              15.51
                              15.5
                              15.53
                              15.5
                              15.44
                              14.89
                              14.88
                              14.78
                              14.78
                              15.02
                              14.97
                              14.9
                              15.25
                              15.36
                              15.15
                              15.16
                              15.13
                              15.13
                              15.08
                              15.2
                              15.46
                              15.66
                              15.56
                              15.49
                              15.41
                              15.45
                              15.32
                              15.33
                              15.65
                              15.83
                              15.87
                              15.87
                              16.55
                              16.38
                              16.32
                              16.06
                              16.38
                              16.3
                              16.33
                              16.3
                              16.3
                              16.29
                              16.12
                              15.75
                              15.72
                              15.72
                              15.7
                              15.74
                              15.67
                              15.69
                              15.61
                              15.69
                              15.73
                              16.2
                              16.25
                              16.25
                              16.17
                              16.19
                              16.14
                              16.12
                              16.19
                              16.18
                              16.18
                              16.12
                              16.15
                              15.86
                              15.99
                              15.99
                              15.99
                              15.99
                              16.1
                              16.18
                              16.12
                              16.02
6/30/05                       16.14

FUND SNAPSHOT
------------------------------------
Common Share Price            $16.14
------------------------------------
Common Share
Net Asset Value               $15.93
------------------------------------
Premium/(Discount) to NAV      1.32%
------------------------------------
Market Yield                   5.76%
------------------------------------
Taxable-Equivalent Yield1      8.23%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $52,712
------------------------------------
Average Effective
Maturity on Securities (Years) 16.76
------------------------------------
Leverage-Adjusted Duration      8.45
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         21.84%        13.02%
------------------------------------
Since
Inception       8.94%         9.72%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Education and Civic
  Organizations                19.9%
------------------------------------
Tax Obligation/General         19.5%
------------------------------------
Healthcare                     12.2%
------------------------------------
Long-Term Care                  9.0%
------------------------------------
Utilities                       8.8%
------------------------------------
Transportation                  7.0%
------------------------------------
Tax Obligation/Limited          6.8%
------------------------------------
Industrials                     4.6%
------------------------------------
Other                          12.2%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2004 of $0.3691 per share.

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2
NVY

Performance
      OVERVIEW  As of June 30, 2005

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              60%
AA                               22%
A                                 4%
BBB                               8%
BB or Lower                       1%
NR                                5%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jul                           0.0765
Aug                           0.0765
Sep                           0.0765
Oct                           0.0765
Nov                           0.0765
Dec                           0.0735
Jan                           0.0735
Feb                           0.0735
Mar                           0.0705
Apr                           0.0705
May                           0.0705
Jun                            0.067

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/1/04                        13.6
                              13.68
                              13.78
                              13.9
                              13.85
                              13.99
                              14.15
                              14.1
                              14.08
                              14.17
                              14.16
                              14.2
                              14.25
                              14.15
                              13.94
                              13.97
                              13.9
                              14.07
                              14
                              13.92
                              14.04
                              14.04
                              14.18
                              14.37
                              14.37
                              14.37
                              14.35
                              14.62
                              14.55
                              14.38
                              14.43
                              14.43
                              14.39
                              14.4
                              14.45
                              14.5
                              14.55
                              14.35
                              14.45
                              14.5
                              14.41
                              14.65
                              14.6
                              14.95
                              14.89
                              14.89
                              14.78
                              14.7
                              14.71
                              15.01
                              14.79
                              14.9
                              14.7
                              14.65
                              14.71
                              14.76
                              14.8
                              14.76
                              14.96
                              14.9
                              14.88
                              14.85
                              14.91
                              14.9
                              14.7
                              14.65
                              14.65
                              14.68
                              14.66
                              14.7
                              14.75
                              14.88
                              15
                              15
                              14.81
                              14.94
                              15.05
                              15
                              14.9
                              14.95
                              14.9
                              14.9
                              14.81
                              14.8
                              14.93
                              14.99
                              15.11
                              15.25
                              15.25
                              15.17
                              15.1
                              14.91
                              14.85
                              14.72
                              14.73
                              14.68
                              14.77
                              14.85
                              14.87
                              15.28
                              15.21
                              15.02
                              15.05
                              14.91
                              15
                              14.89
                              14.89
                              15.04
                              14.98
                              15.1
                              15.25
                              15.25
                              15.5
                              15.55
                              15.5
                              15.41
                              15.25
                              14.94
                              14.89
                              14.88
                              14.7
                              14.67
                              14.59
                              14.68
                              14.66
                              14.58
                              14.65
                              14.72
                              14.77
                              14.79
                              14.9
                              14.87
                              14.92
                              14.92
                              15.01
                              15.13
                              15.05
                              15.19
                              15.18
                              15.28
                              15.6
                              15.53
                              15.43
                              15.63
                              15.5
                              15.43
                              15.4
                              15.32
                              15.4
                              15.56
                              15.73
                              16.2
                              16.11
                              16.1
                              15.9
                              15.82
                              15.64
                              15.58
                              15.58
                              15.63
                              15.53
                              15.41
                              15.3
                              15.06
                              15.06
                              15.16
                              15.16
                              14.9
                              14.91
                              14.91
                              14.98
                              15.1
                              15.28
                              15.35
                              15.21
                              15.21
                              14.9
                              14.64
                              14.65
                              14.45
                              14.4
                              14.34
                              14.1
                              14.06
                              13.73
                              13.7
                              13.67
                              13.71
                              13.8
                              14.05
                              14.1
                              13.97
                              13.99
                              14.11
                              14.17
                              14.17
                              14.14
                              14.1
                              14.07
                              14.17
                              14.21
                              14.23
                              14.46
                              14.4
                              14.25
                              14.45
                              14.41
                              14.42
                              14.47
                              14.53
                              14.67
                              14.67
                              14.67
                              14.68
                              14.7
                              14.72
                              14.79
                              14.75
                              14.64
                              14.71
                              14.64
                              14.68
                              14.77
                              14.8
                              14.75
                              14.75
                              14.83
                              14.74
                              14.86
                              14.93
                              14.9
                              14.9
                              15
                              15.15
                              15.2
                              14.88
                              14.92
                              14.9
                              14.84
                              14.84
                              14.78
                              14.8
                              14.68
                              14.66
                              14.7
                              14.67
                              14.74
                              14.7
                              14.73
                              14.75
                              14.98
                              14.85
                              14.78
                              14.76
6/30/05                       14.9

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.90
------------------------------------
Common Share
Net Asset Value               $15.89
------------------------------------
Premium/(Discount) to NAV     -6.23%
------------------------------------
Market Yield                   5.40%
------------------------------------
Taxable-Equivalent Yield1      7.71%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $59,174
------------------------------------
Average Effective
Maturity on Securities (Years) 15.88
------------------------------------
Leverage-Adjusted Duration      8.50
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         17.63%        13.37%
------------------------------------
Since
Inception       6.30%         9.75%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         25.5%
------------------------------------
Education and Civic
  Organizations                15.5%
------------------------------------
U.S. Guaranteed                13.5%
------------------------------------
Tax Obligation General         11.4%
------------------------------------
Healthcare                      8.8%
------------------------------------
Utilities                       6.5%
------------------------------------
Water and Sewer                 6.4%
------------------------------------
Other                          12.4%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders a capital gains distribution in December 2004 of $0.0429 per share.

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM




THE BOARDS OF DIRECTORS, TRUSTEES AND SHAREHOLDERS
NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2
NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund and Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, as of June 30, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund and Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 at June 30, 2005, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                                               Ernst & Young LLP

Chicago, Illinois
August 12, 2005

                        Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)
                        Portfolio of
                               INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 0.3% (0.1% OF TOTAL INVESTMENTS)

                Middlesex County Improvement Authority, New Jersey, Senior
                Revenue Bonds, Heldrich Center Hotel/Conference Center
                Project, Series 2005A:
$         400    5.000%, 1/01/32                                                      1/15 at 100.00        Baa3     $      402,104
          400    5.125%, 1/01/37                                                      1/15 at 100.00        Baa3            403,596


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.7% (3.8% OF TOTAL INVESTMENTS)

               Tobacco Settlement Financing Corporation, New Jersey,
               Tobacco Settlement Asset-Backed Bonds, Series 2002:
        8,450    5.750%, 6/01/32                                                      6/12 at 100.00         BBB          8,791,465
        3,000    6.000%, 6/01/37                                                      6/12 at 100.00         BBB          3,144,930

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2003:
        3,200    6.125%, 6/01/24                                                      6/13 at 100.00         BBB          3,426,400
        2,625    6.375%, 6/01/32                                                      6/13 at 100.00         BBB          2,831,824


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 18.3% (12.2% OF TOTAL INVESTMENTS)

        2,500   Bergen County Improvement Authority, New Jersey, Revenue              9/12 at 101.00         N/R          2,667,975
                 Bonds, Yeshiva Ktana of Passaic Project, Series 2002,
                 6.000%, 9/15/27

        3,010   New Jersey Higher Education Assistance Authority, Student             6/10 at 101.00         AAA          3,094,912
                 Loan Revenue Bonds, Series 2000A, 6.125%, 6/01/17
                 (Alternative Minimum Tax) - MBIA Insured

        1,000   New Jersey Economic Development Authority, Revenue Bonds,             6/15 at 100.00         AAA          1,076,520
                 The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 -
                 AMBAC Insured

                New Jersey Educational Facilities Authority, Revenue Bonds,
                St. Peter's College, Series 1998B:
        1,000    5.375%, 7/01/18                                                      7/08 at 102.00         BB+          1,003,910
        1,750    5.500%, 7/01/27                                                      7/08 at 102.00         BB+          1,735,668

        1,000   New Jersey Educational Facilities Authority, Revenue Bonds,           7/11 at 100.00         AAA          1,048,270
                 Ramapo College, Series 2001D, 5.000%, 7/01/31 -
                 AMBAC Insured

                New Jersey Educational Facilities Authority, Revenue Bonds, New
                Jersey Institute of Technology, Series 2001G:
        1,000    5.250%, 7/01/20 - MBIA Insured                                       7/11 at 100.00         AAA          1,085,550
        1,945    5.250%, 7/01/21 - MBIA Insured                                       7/11 at 100.00         AAA          2,111,395

        1,050   New Jersey Educational Facilities Authority, Revenue                  7/12 at 100.00          AA          1,116,549
                 Refunding Bonds, Rider University, Series 2002A,
                 5.000%, 7/01/17 - RAAI Insured

        2,000   New Jersey Educational Facilities Authority, Revenue Bonds,           7/12 at 100.00         AAA          2,109,860
                 New Jersey City University, Series 2002A, 5.000%, 7/01/32 -
                 AMBAC Insured

        2,000   New Jersey Educational Facilities Authority, Revenue Bonds,           7/13 at 100.00           A          2,066,340
                 Fairleigh Dickinson University, Series 2002D,
                 5.250%, 7/01/32 - ACA Insured

        1,500   New Jersey Educational Facilities Authority, Revenue Bonds,           7/13 at 100.00         AAA          1,663,065
                 Kean University, Series 2003D, 5.250%, 7/01/20 -
                 FGIC Insured

        1,300   New Jersey Educational Facilities Authority, Revenue Bonds,           7/13 at 100.00         AAA          1,425,424
                 Rowan University, Series 2003I, 5.125%, 7/01/21 -
                 FGIC Insured

        1,500   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         AAA          1,633,035
                 Montclair State University, Series 2004L, 5.125%, 7/01/22 -
                 MBIA Insured

        1,495   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         AAA          1,646,877
                 Ramapo College, Series 2004H, 5.000%, 7/01/16 -
                 FGIC Insured


                                       23


                        Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ) (continued)
                             Portfolio of INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

                New Jersey Educational Facilities Authority, Revenue Bonds, New
                Jersey Institute of Technology, Series 2004B:
$       2,285    5.000%, 7/01/18 - AMBAC Insured                                      1/14 at 100.00         AAA     $    2,490,444
        1,260    5.000%, 7/01/19 - AMBAC Insured                                      1/14 at 100.00         AAA          1,368,511
        2,510    4.750%, 7/01/20 - AMBAC Insured                                      1/14 at 100.00         AAA          2,647,322
        2,060    4.250%, 7/01/24 - AMBAC Insured                                      1/14 at 100.00         AAA          2,066,571

          610   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00          AA            668,456
                 Rider University, Series 2004A, 5.500%, 7/01/23 - RAAI Insured

          500   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         N/R            530,405
                 Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Rowan University, Series 2004C:
        1,000    5.000%, 7/01/15 - MBIA Insured                                       7/14 at 100.00         AAA          1,107,250
        1,195    5.000%, 7/01/20 - MBIA Insured                                       7/14 at 100.00         AAA          1,298,248
        1,875    5.000%, 7/01/24 - MBIA Insured                                       7/14 at 100.00         AAA          2,011,913

        3,905   New Jersey Higher Education Assistance Authority, Student             6/07 at 102.00         AAA          4,035,388
                 Loan Revenue Bonds, New Jersey Class Loan Program,
                 Series 1997A, 5.800%, 6/01/16 (Alternative Minimum Tax) -
                 MBIA Insured

        4,235   Puerto Rico Industrial, Tourist, Educational, Medical and             9/11 at 100.00         BBB          4,396,099
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, University of the Sacred Heart,
                 Series 2001, 5.250%, 9/01/21

                University of Medicine and Dentistry of New Jersey, Certificates
                of Participation, Child Health Institute, LLC, Series 2003:
        1,945    5.000%, 4/15/20 - AMBAC Insured                                      4/13 at 100.00         AAA          2,111,959
        1,370    5.000%, 4/15/22 - AMBAC Insured                                      4/13 at 100.00         AAA          1,487,409

                University of Medicine and Dentistry of New Jersey, Revenue
                Bonds, Series 2002A:
        2,100    5.000%, 12/01/24 - AMBAC Insured                                    12/12 at 100.00         AAA          2,243,325
        4,000    5.500%, 12/01/27 - AMBAC Insured                                    12/12 at 100.00         AAA          4,466,600


------------------------------------------------------------------------------------------------------------------------------------
                FINANCIALS - 1.7% (1.1% OF TOTAL INVESTMENTS)

        5,000   New Jersey Economic Development Authority, Revenue                      No Opt. Call        Baa3          5,519,450
                 Refunding Bonds, Kapkowski Road Landfill Project,
                 Series 2002, 5.750%, 10/01/21


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 18.1% (12.0% OF TOTAL INVESTMENTS)

        1,000   Camden County Improvement Authority, New Jersey,                      8/14 at 100.00         BBB          1,072,910
                 Revenue Bonds, Cooper Health System, Series 2004A,
                 5.750%, 2/15/34

        1,500   New Jersey Health Care Facilities Financing Authority,                7/07 at 102.00        BBB-          1,571,400
                 Revenue Refunding Bonds, St. Elizabeth Hospital Obligated
                 Group, Series 1997, 6.000%, 7/01/27

        5,750   New Jersey Health Care Facilities Financing Authority,                8/11 at 100.00         AAA          5,994,605
                 FHA-Insured Mortgage Revenue Bonds, Jersey City Medical
                 Center, Series 2001, 5.000%, 8/01/41 - AMBAC Insured

        3,000   New Jersey Health Care Facilities Financing Authority,                7/11 at 100.00          A2          3,199,290
                 Revenue Bonds, Kennedy Health System Obligated Group,
                 Series 2001, 5.500%, 7/01/21

        3,135   New Jersey Health Care Facilities Financing Authority,                1/12 at 100.00          AA          3,283,975
                 Revenue Refunding Bonds, Bayshore Community Hospital,
                 Series 2002, 5.125%, 7/01/32 - RAAI Insured

        7,860   New Jersey Health Care Facilities Financing Authority,                7/12 at 100.00        Baa1          8,567,007
                 Revenue Bonds, South Jersey Hospital System, Series 2002,
                 5.875%, 7/01/21

        3,000   New Jersey Health Care Facilities Financing Authority,                7/13 at 100.00        Baa3          3,104,940
                 Revenue Bonds, Somerset Medical Center, Series 2003,
                 5.500%, 7/01/33

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, Robert Wood Johnson University Hospital, Series 2000:
        3,850    5.750%, 7/01/25                                                      7/10 at 100.00           A          4,188,223
        2,000    5.750%, 7/01/31                                                      7/10 at 100.00           A          2,175,700

        4,320   New Jersey Health Care Facilities Financing Authority,                7/08 at 101.00         Aaa          4,469,429
                 Revenue Refunding Bonds, St. Barnabas Healthcare System -
                 West Hudson Hospital Obligated Group, Series 1998A,
                 5.000%, 7/01/23 - MBIA Insured


                                       24

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       5,040   New Jersey Health Care Facilities Financing Authority,                7/10 at 100.00         AAA     $    5,460,638
                 Revenue Bonds, Society of the Valley Hospital Obligated
                 Group, Series 2000, 5.375%, 7/01/31 - AMBAC Insured

        2,000   New Jersey Health Care Facilities Financing Authority,                7/10 at 100.00        BBB+          2,250,660
                 Revenue Bonds, St. Peter's University Hospital, Series 2000A,
                 6.875%, 7/01/20

        3,500   New Jersey Health Care Facilities Financing Authority,                7/09 at 101.00         AAA          3,771,530
                 Revenue Bonds, Meridian Health System Obligated Group,
                 Series 1999, 5.250%, 7/01/29 - FSA Insured

        1,690   New Jersey Health Care Facilities Financing Authority,                7/14 at 100.00          AA          1,819,268
                 Revenue Bonds, St. Clare's Hospital, Series 2004A,
                 5.250%, 7/01/20 - RAAI Insured

        2,600   New Jersey Health Care Facilities Financing Authority,                7/15 at 100.00          AA          2,715,726
                 Revenue Bonds, RWJ Health Care Corporation, Series 2005B,
                 5.000%, 7/01/35 (WI, settling 7/14/05) - RAAI Insured

        3,860   Newark, New Jersey, GNMA Collateralized Healthcare                    6/12 at 102.00         Aaa          4,169,032
                 Facility Revenue Bonds, New Community Urban Renewal
                 Corporation, Series 2001A, 5.200%, 6/01/30


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 2.7% (1.8% OF TOTAL INVESTMENTS)

          995   Long Branch Housing Finance Corporation New Jersey,                  10/05 at 100.00         N/R          1,000,811
                 Housing Revenue Bonds, Washington Manor Associates
                 Ltd. Section 8 Assisted Elderly Project, Series 1980, 10.000%,
                 10/01/11

        4,500   New Jersey Housing and Mortgage Finance Agency,                       5/06 at 102.00         AAA          4,643,325
                 Multifamily Housing Revenue Bonds, Series 1996A,
                 6.250%, 5/01/28 (Alternative Minimum Tax) - AMBAC Insured

        2,743   Newark Housing Authority, New Jersey, GNMA Collateralized            10/09 at 102.00         Aaa          2,937,873
                 Housing Revenue Bonds, Fairview Apartments Project,
                 Series 2000A, 6.400%, 10/20/34 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 3.9% (2.6% OF TOTAL INVESTMENTS)

        3,545   New Jersey Housing and Mortgage Finance Agency,                      10/07 at 101.50         AAA          3,678,540
                 Home Buyer Program Revenue Bonds, Series 1997U,
                 5.850%, 4/01/29 (Alternative Minimum Tax) - MBIA Insured

        3,280   New Jersey Housing and Mortgage Finance Agency,                      10/10 at 100.00         AAA          3,303,911
                 Home Buyer Program Revenue Bonds, Series 2000CC,
                 5.875%, 10/01/31 (Alternative Minimum Tax) - MBIA Insured

        2,680   Puerto Rico Housing Finance Corporation, Mortgage-Backed              6/11 at 100.00         AAA          2,777,284
                 Securities Home Mortgage Revenue Bonds, Series 2001A,
                 5.200%, 12/01/33

        2,675   Puerto Rico Housing Finance Corporation, Mortgage-Backed              6/11 at 100.00         AAA          2,775,607
                 Securities Home Mortgage Revenue Bonds, Series 2001B,
                 5.300%, 12/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.2% (1.5% OF TOTAL INVESTMENTS)

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, House of the Good Shepherd Obligated Group, Series 2001:
        1,000    5.100%, 7/01/21 - RAAI Insured                                       7/11 at 100.00          AA          1,050,080
        1,500    5.200%, 7/01/31 - RAAI Insured                                       7/11 at 100.00          AA           1,576,905

        2,910   New Jersey Economic Development Authority, GNMA                      12/11 at 103.00         Aaa          3,147,747
                 Collateralized Mortgage Revenue Bonds, Victoria
                 Health Corporation, Series 2001A, 5.200%, 12/20/36

        1,125   New Jersey Economic Development Authority, First Mortgage            11/14 at 100.00         N/R          1,203,266
                 Revenue Bonds, Winchester Gardens at Wards Homestead,
                 Series 2004A, 5.750%, 11/01/24


------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 2.0% (1.3% OF TOTAL INVESTMENTS)

        6,250   Salem County Pollution Control Financing Authority,                  11/05 at 100.00         AA-          6,354,688
                 New Jersey, Waste Disposal Revenue Bonds, E.I. DuPont
                 de Nemours and Company - Chambers Works Project,
                 Series 1991A, 6.500%, 11/15/21 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 11.1% (7.4% OF TOTAL INVESTMENTS)

                Clifton, New Jersey, General Obligation Bonds, Series 2002:
        1,700    5.000%, 1/15/21 - FGIC Insured                                       1/11 at 100.00         AAA          1,809,786
        1,625    5.000%, 1/15/22 - FGIC Insured                                       1/11 at 100.00         AAA          1,729,943

        1,000   Essex County, New Jersey, General Obligation Refunding               11/07 at 101.00         Aaa          1,056,930
                 Bonds, Series 1996A-1, 5.000%, 11/15/11 - FGIC Insured

        1,735   Jersey City, New Jersey, General Obligation Public                    9/11 at 102.00         AAA          1,889,606
                 Improvement Bonds, Series 2003B, 5.000%, 9/01/20 -
                 FSA Insured


                                       25


                        Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ) (continued)
                             Portfolio of INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       3,000   Jersey City, New Jersey, General Obligation Improvement                 No Opt. Call         AAA     $    3,366,390
                 Bonds, Series 2002A, 5.250%, 3/01/13 - AMBAC Insured

        1,420   Lenape Regional High School District, Burlington County,                No Opt. Call         Aaa          1,578,756
                 New Jersey, General Obligation Bonds, Series 2004,
                 5.000%, 4/01/14 - FGIC Insured

                Middletown Township Board of Education, Monmouth County, New
                Jersey, Refunding School Bonds, Series 2001:
        4,725    5.000%, 8/01/22 - FSA Insured                                        8/10 at 100.00         AAA          5,038,835
        1,500    5.000%, 8/01/27 - FSA Insured                                        8/10 at 100.00         AAA          1,590,315

        5,000   New Jersey, General Obligation Bonds, Series 1992D,                     No Opt. Call         AA-          5,698,150
                 6.000%, 2/15/11

        1,200   New Jersey, General Obligation Bonds, Series 2005L,                     No Opt. Call         AAA          1,371,420
                 5.250%, 7/15/16 - AMBAC Insured

                Sayreville School District, Middlesex County, New Jersey,
                General Obligation Bonds, Series 2002:
        1,470    5.000%, 3/01/24 - FGIC Insured                                       3/12 at 100.00         AAA          1,567,726
        1,545    5.000%, 3/01/25 - FGIC Insured                                       3/12 at 100.00         AAA          1,646,398

        1,285   Tinton Falls Board of Education, Monmouth County,                    10/14 at 100.00         Aaa          1,430,552
                 New Jersey, General Obligation Bonds, Series 2004,
                 5.000%, 10/15/15 - FSA Insured

        1,745   Washington Township Board of Education, Mercer County,                1/16 at 100.00         Aaa          1,916,219
                 New Jersey, General Obligation Bonds, Series 2005,
                 5.000%, 1/01/19 - FSA Insured

                West Deptford Township, New Jersey, General Obligation
                Bonds, Series 2004:
        1,690    5.000%, 9/01/16 - AMBAC Insured                                      9/14 at 100.00         Aaa          1,871,219
        1,865    4.750%, 9/01/18 - AMBAC Insured                                      9/14 at 100.00         Aaa          2,000,250


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 26.0% (17.2% OF TOTAL INVESTMENTS)

        3,320   Atlantic County Improvement Authority, New Jersey,                   11/10 at 100.00         Aaa          3,618,368
                 Egg Harbor Township Guaranteed Revenue Bonds, Egg Harbor
                 Township Golf Corporation, Series 2000, 5.400%, 11/01/30 -
                 AMBAC Insured

                Bergen County Improvement Authority, New Jersey, Guaranteed
                Lease Revenue Bonds, County Administration Complex Project,
                Series 2003:
        1,510    4.500%, 11/15/12                                                       No Opt. Call         Aaa          1,631,298
        1,795    5.000%, 11/15/17                                                    11/13 at 100.00         Aaa          1,992,630
        2,000    5.000%, 11/15/18                                                    11/13 at 100.00         Aaa          2,211,820

        2,225   Essex County Improvement Authority, New Jersey,                      10/13 at 100.00         Aaa          2,366,265
                 General Obligation Lease Revenue Bonds, Correctional
                 Facilities Project, Series 2003A, 5.000%, 10/01/28 -
                 FGIC Insured

       10,000   Essex County Improvement Authority, New Jersey, Lease                   No Opt. Call         Aaa         11,044,700
                 Revenue Bonds, Series 2003, 5.000%, 12/15/12 - FSA Insured

                Garden State Preservation Trust, New Jersey, Open Space
                and Farmland Preservation Bonds, Series 2003A:
        2,000    5.250%, 11/01/19 - FSA Insured                                      11/13 at 100.00         AAA          2,222,040
        3,000    5.000%, 11/01/20 - FSA Insured                                      11/13 at 100.00         AAA          3,272,910
        3,365    11/01/21 - FSA Insured                                              11/13 at 100.00         AAA          3,671,114

                Hudson County Improvement Authority, New Jersey, County
                Secured Lease Revenue Bonds, County Services Building
                Project, Series 2005:
        1,090    5.000%, 4/01/25 - AMBAC Insured                                      4/15 at 100.00         AAA          1,169,505
        2,525    5.000%, 4/01/35 - AMBAC Insured                                      4/15 at 100.00         AAA          2,696,599

                Lacey Municipal Utilities Authority, Ocean County, New Jersey,
                Water Revenue Bonds, Series 2003B:
        1,750    5.000%, 12/01/17 - FGIC Insured                                     12/13 at 100.00         Aaa          1,914,570
        1,835    5.000%, 12/01/18 - FGIC Insured                                     12/13 at 100.00         Aaa          2,004,774
        1,000    5.000%, 12/01/19 - FGIC Insured                                     12/13 at 100.00         Aaa          1,091,770

        1,445   Lower Township Municipal Utilities Authority, Cape May                  No Opt. Call         Aaa          1,588,561
                 County, New Jersey, Revenue Bonds, Series 2003D,
                 5.000%, 12/01/16 - FGIC Insured

                Middlesex County Improvement Authority, New Jersey,
                County Guaranteed Open Space Trust Fund Revenue Bonds,
                 Series 2003:
        1,000    5.250%, 9/15/16                                                      9/13 at 100.00         AAA          1,119,320
        2,000    5.250%, 9/15/18                                                      9/13 at 100.00         AAA          2,232,620
        1,000    5.250%, 9/15/21                                                      9/13 at 100.00         AAA          1,114,050


                                       26

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,500   New Jersey Health Care Facilities Financing Authority,                9/13 at 100.00          A+     $    2,631,275
                 Lease Revenue Bonds, Department of Human Services -
                 Greystone Park Psychiatric Hospital, Series 2003,
                 5.000%, 9/15/25

        1,925   New Jersey Economic Development Authority, School Facilities          9/15 at 100.00         AAA          2,129,377
                 Construction Bonds, Series 2005N-1, 5.000%, 9/01/17 -
                 AMBAC Insured

        7,000   New Jersey Economic Development Authority, Revenue                    7/14 at 100.00         AAA          7,872,830
                 Bonds, Motor Vehicle Surcharge, Series 2004A,
                 5.250%, 7/01/15 - MBIA Insured

        4,000   New Jersey Economic Development Authority, Cigarette                  6/14 at 100.00         BBB          4,308,680
                 Tax Revenue Bonds, Series 2004, 5.750%, 6/15/34

        4,815   New Jersey Economic Development Authority, School Facility              No Opt. Call         AAA          5,462,329
                 Construction Bonds, Series 2005K, 5.250%, 12/15/14 -
                 FGIC Insured

        2,000   New Jersey Educational Facilities Authority, Revenue Bonds,           9/12 at 100.00         AAA          2,215,460
                 Higher Education Capital Improvement Bonds, Fund Issue,
                 Series 2002A, 5.250%, 9/01/19 - AMBAC Insured

        3,350   New Jersey Transportation Trust Fund Authority,                         No Opt. Call         AAA          3,767,611
                 Transportation System Bonds, Series 2004B,
                 5.250%, 12/15/13 - FGIC Insured

        5,275   New Jersey Transportation Trust Fund Authority,                         No Opt. Call         AAA          5,932,581
                 Transportation System Bonds, Series 2005B,
                 5.250%, 12/15/13 - MBIA Insured

        1,250   Ocean County Utilities Authority, New Jersey, Wastewater              1/11 at 101.00         Aa1          1,355,338
                 Revenue Refunding Bonds, Series 2000, 5.000%, 1/01/18


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 23.4% (15.6% OF TOTAL INVESTMENTS)

        2,250   Casino Reinvestment Development Authority, New Jersey,                6/15 at 100.00         AAA          2,479,320
                 Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 -
                 MBIA Insured

                Delaware River and Bay Authority, Delaware and
                New Jersey, Revenue Bonds, Series 2005:
        2,000    5.000%, 1/01/25 - MBIA Insured                                       1/15 at 100.00         AAA          2,162,580
        1,300    5.000%, 1/01/26 - MBIA Insured                                       1/15 at 100.00         AAA          1,403,532

        2,960   Delaware River Port Authority, Pennsylvania and New Jersey,           1/12 at 100.00         AAA          3,154,472
                 Revenue Refunding Bonds, Port District Project,
                 Series 2001A, 5.200%, 1/01/27 - FSA Insured

        3,500   Delaware River Port Authority, New Jersey and Pennsylvania,           1/10 at 100.00         AAA          3,846,850
                 Revenue Bonds, Series 1999, 5.750%, 1/01/22 - FSA Insured

        3,000   New Jersey Economic Development Authority, Revenue                   11/05 at 100.00         CCC          2,482,830
                 Bonds, American Airlines Inc., Series 1991,
                 7.100%, 11/01/31 (Alternative Minimum Tax)

        4,660   New Jersey Turnpike Authority, Revenue Bonds,                         1/15 at 100.00         AAA          4,989,229
                 Series 2005C, 5.000%, 1/01/35 - FSA Insured

        9,500   New Jersey Turnpike Authority, Revenue Bonds,                         7/13 at 100.00         AAA         10,334,955
                 Series 2003A, 5.000%, 1/01/19 - FGIC Insured

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
          665    6.500%, 1/01/16                                                        No Opt. Call           A            802,243
          215    6.500%, 1/01/16 - MBIA Insured                                         No Opt. Call         AAA            262,257

        1,250   Newark Housing Authority, New Jersey, Port Authority                  1/14 at 100.00         AAA          1,369,700
                 Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 -
                 MBIA Insured

                Port Authority of New York and New Jersey, Consolidated Revenue
                Bonds, One Hundred Twenty-Fifth Series 2002:
        2,280    5.000%, 10/15/26 - FSA Insured                                       4/12 at 101.00         AAA          2,421,223
        5,000    5.000%, 4/15/32 - FSA Insured                                        4/12 at 101.00         AAA          5,299,600

                Port Authority of New York and New Jersey, Special Project
                Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
        3,500    7.000%, 12/01/12 (Alternative Minimum Tax) - MBIA Insured              No Opt. Call         AAA          4,198,530
        6,605    5.750%, 12/01/22 (Alternative Minimum Tax) - MBIA Insured           12/07 at 102.00         AAA          7,115,434
       12,130    5.750%, 12/01/25 (Alternative Minimum Tax) - MBIA Insured           12/07 at 100.00         AAA         12,842,880

        7,000   Port Authority of New York and New Jersey, Consolidated               6/15 at 101.00         AAA          7,540,960
                 Revenue Bonds, One Hundred Fortieth Series 2005,
                 5.000%, 12/01/28 (DD, settling 7/1/05) - XLCA Insured

        2,000   South Jersey Port Corporation, New Jersey, Marine Terminal            1/13 at 100.00          A-          2,103,780
                 Revenue Refunding Bonds, Series 2002K, 5.100%, 1/01/33


                                       27


                        Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ) (continued)
                             Portfolio of INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 24.9% (16.5% OF TOTAL INVESTMENTS)

$       4,105   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA     $    4,359,920
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

        3,275   Delaware River and Bay Authority, Delaware and                        1/10 at 101.00         AAA          3,679,594
                 New Jersey, Revenue Bonds, Series 2000A,
                 5.750%, 1/01/29 (Pre-refunded to 1/01/10) - AMBAC Insured

       10,000   Essex County Improvement Authority, New Jersey, General              10/10 at 100.00         Aaa         11,429,100
                 Obligation Guaranteed Lease Revenue Bonds, County
                 Correctional Facility Project, Series 2000, 6.000%, 10/01/25
                 (Pre-refunded to 10/01/10) - FGIC Insured

                New Jersey Economic Development Authority, School Facilities
                Construction Bonds, Series 2002C:
        4,000    5.000%, 6/15/15 (Pre-refunded to 6/15/12) - MBIA Insured             6/12 at 100.00         AAA          4,443,000
        5,000    5.000%, 6/15/20 (Pre-refunded to 6/15/12) - MBIA Insured             6/12 at 100.00         AAA          5,553,750

        3,000   New Jersey Economic Development Authority, School                     6/13 at 100.00         AAA          3,395,040
                 Facilities Construction Bonds, Series 2003F,
                 5.250%, 6/15/21 (Pre-refunded to 6/15/13) - FGIC Insured

        3,600   New Jersey Economic Development Authority, School                     9/13 at 100.00         AAA          4,014,504
                 Facilities Construction Bonds, Series 2004G,
                 5.000%, 9/01/17 (Pre-refunded to 9/01/13) - MBIA Insured

                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, Series 2003C:
        3,000    5.500%, 6/15/17 (Pre-refunded to 6/15/13)                            6/13 at 100.00         AAA          3,447,030
        3,000    5.500%, 6/15/18 (Pre-refunded to 6/15/13)                            6/13 at 100.00         AAA          3,447,030

        5,670   New Jersey Transportation Trust Fund Authority, Transportation       12/11 at 100.00         AAA          6,264,273
                 System Bonds, Series 2001B, 5.000%, 12/15/21
                 (Pre-refunded to 12/15/11) - MBIA Insured

                New Jersey Turnpike Authority, Revenue Bonds, Series 2000A:
       10,000    5.500%, 1/01/27 (Pre-refunded to 1/01/10)                            1/10 at 100.00        A***         11,030,100
        2,000    5.500%, 1/01/30 (Pre-refunded to 1/01/10) - MBIA Insured             1/10 at 100.00         AAA          2,210,460

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
        2,505    6.500%, 1/01/16                                                        No Opt. Call         AAA          3,025,339
          760    6.500%, 1/01/16 - MBIA Insured                                         No Opt. Call         AAA            917,867

        1,230   Puerto Rico, General Obligation and Public Improvement                7/11 at 100.00         AAA          1,363,701
                 Bonds, Series 2001, 5.125%, 7/01/30 (Pre-refunded
                 to 7/01/11) - FSA Insured

        7,500   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          8,308,500
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/34

        2,000   West Orange Board of Education, Essex County,                        10/09 at 101.00         Aaa          2,258,400
                 New Jersey, Certificates of Participation, Series 1999,
                 6.000%, 10/01/24 (Pre-refunded to 10/01/09) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 4.4% (2.9% OF TOTAL INVESTMENTS)

        2,205   Camden County Pollution Control Financing Authority,                 12/05 at 100.00          B2          2,216,223
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991B, 7.500%, 12/01/09
                 (Alternative Minimum Tax)

        3,500   Camden County Pollution Control Financing Authority,                 12/05 at 100.00          B2          3,517,815
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991A, 7.500%, 12/01/10
                 (Alternative Minimum Tax)

        2,055   Mercer County Improvement Authority, New Jersey,                     12/13 at 100.00         AAA          2,265,843
                 Solid Waste Revenue Bonds, Regional Sludge Project,
                 Series 2003, 5.000%, 12/15/14 - FGIC Insured

          400   New Jersey Economic Development Authority, Pollution                  7/05 at 101.00        Baa3            413,320
                 Control Revenue Bonds, Jersey Central Power and Light
                 Company, Series 1985, 7.100%, 7/01/15

        2,500   Salem County Pollution Control Financing Authority,                   4/12 at 101.00        Baa1          2,670,250
                 New Jersey, Pollution Control Revenue Refunding Bonds,
                 PSEG Power LLC Project, Series 2001A, 5.750%, 4/01/31
                 (Alternative Minimum Tax)

        3,000   Union County Utilities Authority, New Jersey, Solid Waste             6/08 at 101.00         AAA          3,083,850
                 Facility Senior Lien Revenue Bonds, Ogden Martin Systems
                 of Union Inc., Series 1998A, 5.000%, 6/01/23 (Alternative
                 Minimum Tax) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 5.5% (3.7% OF TOTAL INVESTMENTS)

        3,000   Jersey City Municipal Utilities Authority, Hudson County,             7/08 at 102.00         AAA          3,174,900
                 New Jersey, Sewer Revenue Bonds, Series 2001A-2,
                 5.200%, 7/15/21 (Alternative Minimum Tax) - FGIC Insured

        7,500   New Jersey Economic Development Authority, Water                      5/06 at 102.00         Aaa          7,816,423
                 Facilities Revenue Bonds, American Water Company,
                 Series 1996, 6.000%, 5/01/36 (Alternative Minimum Tax) -
                 FGIC Insured


                                       28

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

                North Hudson Sewerage Authority, New Jersey, Sewerage
                Revenue Refunding Bonds, Series 2002A:
$       3,000    5.250%, 8/01/16 - FGIC Insured                                       8/12 at 100.00         Aaa     $    3,323,880
        3,000    5.250%, 8/01/18 - FGIC Insured                                       8/12 at 100.00         Aaa          3,319,920
------------------------------------------------------------------------------------------------------------------------------------
$     443,383   Total Long-Term Investments (cost $452,829,495) - 150.2%                                                479,160,686
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.5% (0.3% OF TOTAL INVESTMENTS)

        1,600   Puerto Rico Government Development Bank, Adjustable                                          A-1          1,600,000
                 Refunding Bonds, Variable Rate Demand Obligations,
                 Series 1985, 2.140%, 12/01/15 - MBIA Insured+
------------------------------------------------------------------------------------------------------------------------------------
$       1,600   Total Short-Term Investments (cost $1,600,000)                                                            1,600,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $454,429,495) - 150.7%                                                          480,760,686
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.1%                                                                        321,942
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.8)%                                                       (162,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  319,082,628
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a delayed delivery basis.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                        Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)
                        Portfolio of
                                INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 0.3% (0.3% OF TOTAL INVESTMENTS)

                Middlesex County Improvement Authority, New Jersey, Senior
                Revenue Bonds, Heldrich Center Hotel/Conference Center
                Project, Series 2005A:
$         240    5.000%, 1/01/32                                                      1/15 at 100.00        Baa3     $      241,262
          240    5.125%, 1/01/37                                                      1/15 at 100.00        Baa3            242,158


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.0% (3.4% OF TOTAL INVESTMENTS)

        3,240   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00         BBB          3,370,928
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 5.750%, 6/01/32

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2003:
        3,520    6.125%, 6/01/24                                                      6/13 at 100.00         BBB          3,769,040
        2,250    6.375%, 6/01/32                                                      6/13 at 100.00         BBB          2,427,278


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 17.0% (11.6% OF TOTAL INVESTMENTS)

                New Jersey Higher Education Assistance Authority, Student
                Loan Revenue Bonds, Series 2000A:
        2,190    5.700%, 6/01/08 (Alternative Minimum Tax) - MBIA Insured               No Opt. Call         AAA          2,242,232
        1,455    6.000%, 6/01/15 (Alternative Minimum Tax) - MBIA Insured             6/10 at 101.00         AAA          1,494,430

        1,125   New Jersey Economic Development Authority, Revenue Bonds,             6/15 at 100.00         AAA          1,211,085
                 The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 -
                 AMBAC Insured

        2,960   New Jersey Economic Development Authority, Revenue                      No Opt. Call         N/R          3,539,509
                 Bonds, Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18

          330   New Jersey Educational Facilities Authority, Revenue Bonds,           7/05 at 100.00          A-            331,059
                 Trenton State College Issue, Series 1976D, 6.750%, 7/01/08

          500   New Jersey Educational Facilities Authority, Revenue Bonds,           7/13 at 100.00           A            516,585
                 Fairleigh Dickinson University, Series 2002D,
                 5.250%, 7/01/32 - ACA Insured

        1,000   New Jersey Educational Facilities Authority, Revenue Bonds,           7/13 at 100.00         AAA          1,096,480
                 Rowan University, Series 2003I, 5.125%, 7/01/21 -
                 FGIC Insured

        1,245   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         AAA          1,370,284
                 Montclair State University, Series 2004L, 5.125%, 7/01/19 -
                 MBIA Insured

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Ramapo College, Series 2004H:
        1,640    5.000%, 7/01/18 - FGIC Insured                                       7/14 at 100.00         AAA          1,794,750
        1,040    5.000%, 7/01/23 - FGIC Insured                                       7/14 at 100.00         AAA          1,118,385

                New Jersey Educational Facilities Authority, Revenue Bonds, New
                Jersey Institute of Technology, Series 2004B:
        1,375    5.000%, 7/01/18 - AMBAC Insured                                      1/14 at 100.00         AAA          1,498,626
          725    5.000%, 7/01/19 - AMBAC Insured                                      1/14 at 100.00         AAA            787,437
        1,530    4.750%, 7/01/20 - AMBAC Insured                                      1/14 at 100.00         AAA          1,613,706
        1,125    4.250%, 7/01/24 - AMBAC Insured                                      1/14 at 100.00         AAA          1,128,589

          300   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00          AA            328,749
                 Rider University, Series 2004A, 5.500%, 7/01/23 -
                 RAAI Insured

          300   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         N/R            318,243
                 Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Rowan University, Series 2004C:
          905    5.000%, 7/01/15 - MBIA Insured                                       7/14 at 100.00         AAA          1,002,061
          400    5.000%, 7/01/20 - MBIA Insured                                       7/14 at 100.00         AAA            434,560

          275   New Jersey Higher Education Assistance Authority, Student             7/05 at 100.00          A+            275,726
                 Loan Revenue Bonds, New Jersey Class Loan Program,
                 Series 1992A, 6.125%, 7/01/09 (Alternative Minimum Tax)


                                       30

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

$       2,410   New Jersey Higher Education Assistance Authority, Student             6/09 at 101.00         AAA     $    2,506,954
                 Loan Revenue Bonds, Series 1999A, 5.250%, 6/01/18
                 (Alternative Minimum Tax) - MBIA Insured

        2,000   Rutgers State University, New Jersey, Revenue Bonds,                  5/14 at 100.00         AAA          2,132,960
                 Series 2004E, 5.000%, 5/01/34 - FGIC Insured

        2,025   University of Medicine and Dentistry of New Jersey,                   4/13 at 100.00         AAA          2,198,826
                 Certificates of Participation, Child Health Institute, LLC,
                 Series 2003, 5.000%, 4/15/21 - AMBAC Insured

        1,000   University of Medicine and Dentistry of New Jersey,                   6/14 at 100.00         AAA          1,063,420
                 Certificates of Participation, University Housing
                 Associates, LLC, Series 2004, 5.000%, 6/15/29 -
                 MBIA Insured

        2,750   University of Medicine and Dentistry of New Jersey,                  12/12 at 100.00         AAA          2,909,583
                 Revenue Bonds, Series 2002A, 5.000%, 12/01/31 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                FINANCIALS - 0.9% (0.6% OF TOTAL INVESTMENTS)

        1,500   New Jersey Economic Development Authority, Revenue                      No Opt. Call        Baa3          1,655,835
                 Refunding Bonds, Kapkowski Road Landfill Project,
                 Series 2002, 5.750%, 10/01/21


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 13.6% (9.2% OF TOTAL INVESTMENTS)

          620   Camden County Improvement Authority, New Jersey,                      8/14 at 100.00         BBB            665,204
                 Revenue Bonds, Cooper Health System, Series 2004A,
                 5.750%, 2/15/34

        3,500   New Jersey Health Care Facilities Financing Authority,                7/11 at 100.00          A2          3,761,240
                 Revenue Bonds, Kennedy Health System Obligated Group,
                 Series 2001, 5.625%, 7/01/31

        1,710   New Jersey Health Care Facilities Financing Authority,                1/12 at 100.00          AA          1,785,650
                 Revenue Refunding Bonds, Bayshore Community Hospital,
                 Series 2002, 5.000%, 7/01/22 - RAAI Insured

        1,130   New Jersey Health Care Facilities Financing Authority,                7/12 at 100.00           A          1,231,384
                 Revenue Refunding Bonds, Atlantic City Medical Center,
                 Series 2002, 5.750%, 7/01/25

        3,000   New Jersey Health Care Facilities Financing Authority,                7/12 at 100.00        Baa1          3,269,850
                 Revenue Bonds, South Jersey Hospital System, Series 2002,
                 5.875%, 7/01/21

        1,875   New Jersey Health Care Facilities Financing Authority,                7/13 at 100.00        Baa3          1,940,588
                 Revenue Bonds, Somerset Medical Center, Series 2003,
                 5.500%, 7/01/33

          545   New Jersey Health Care Facilities Financing Authority,                7/10 at 101.00        BBB-            619,125
                 Revenue Bonds, Trinitas Hospital Obligated Group,
                 Series 2000, 7.500%, 7/01/30

        2,900   New Jersey Health Care Facilities Financing Authority,                1/10 at 101.00          A2          3,131,855
                 Revenue Bonds, Hackensack University Medical Center,
                 Series 2000, 6.000%, 1/01/34

        2,000   New Jersey Health Care Facilities Financing Authority,                7/10 at 100.00         AAA          2,215,040
                 Revenue Bonds, Society of the Valley Hospital Obligated
                 Group, Series 2000, 5.750%, 7/01/15 - AMBAC Insured

        1,800   New Jersey Health Care Facilities Financing Authority,                7/09 at 101.00         AAA          1,973,286
                 Revenue Bonds, Meridian Health System Obligated Group,
                 Series 1999, 5.625%, 7/01/12 - FSA Insured

        1,270   New Jersey Health Care Facilities Financing Authority,                7/14 at 100.00          AA          1,367,142
                 Revenue Bonds, St. Clare's Hospital, Series 2004A,
                 5.250%, 7/01/20 - RAAI Insured

        1,500   New Jersey Health Care Facilities Financing Authority,                7/15 at 100.00          AA          1,566,765
                 Revenue Bonds, RWJ Health Care Corporation,
                 Series 2005B, 5.000%, 7/01/35 (WI, settling 7/14/05) -
                 RAAI Insured

        2,650   Puerto Rico Industrial, Tourist, Educational, Medical                12/05 at 102.00        Baa1          2,720,941
                 and Environmental Control Facilities Financing Authority,
                 Adjustable Rate Industrial Revenue Bonds, American
                 Home Products Corporation, Series 1983A, 5.100%, 12/01/18


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.3% (2.9% OF TOTAL INVESTMENTS)

          340   Essex County Improvement Authority, New Jersey, FNMA                 11/12 at 100.00         Aaa            345,987
                 Enhanced Multifamily Revenue Bonds, Mount Carmel
                 Towers, Series 2002, 4.750%, 11/01/22 (Alternative
                 Minimum Tax)

          595   Long Branch Housing Finance Corporation New Jersey,                  10/05 at 100.00         N/R            598,475
                 Housing Revenue Bonds, Washington Manor Associates
                 Ltd. Section 8 Assisted Elderly Project, Series 1980, 10.000%,
                 10/01/11

        7,000   New Jersey Housing and Mortgage Finance Agency,                      11/07 at 101.50         AAA          7,418,110
                 Multifamily Housing Revenue Bonds, Series 1997A,
                 5.550%, 5/01/27 (Alternative Minimum Tax) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 1.6% (1.1% OF TOTAL INVESTMENTS)

           35   New Jersey Housing and Mortgage Finance Agency,                      10/05 at 101.50         AAA             35,438
                 Home Buyer Program Revenue Bonds, Series 1995O,
                 6.300%, 10/01/23 (Alternative Minimum Tax) - MBIA Insured


                                       31

                        Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ) (continued)
                             Portfolio of INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/SINGLE FAMILY (continued)

                New Jersey Housing and Mortgage Finance Agency, Home Buyer
                Program Revenue Bonds, Series 1997U:
$       1,965    5.700%, 10/01/14 (Alternative Minimum Tax) - MBIA Insured           10/07 at 101.50         AAA     $    2,043,855
          535    5.850%, 4/01/29 (Alternative Minimum Tax) - MBIA Insured            10/07 at 101.50         AAA            555,153

          500   New Jersey Housing and Mortgage Finance Agency,                         No Opt. Call         AAA            513,450
                 Home Buyer Program Revenue Bonds, Series 2000CC,
                 4.600%, 10/01/09 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.4% (0.3% OF TOTAL INVESTMENTS)

          750   New Jersey Economic Development Authority,                           11/14 at 100.00         N/R            796,050
                 First Mortgage Revenue Bonds, Winchester Gardens at
                 Wards Homestead, Series 2004A, 5.800%, 11/01/31


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 15.0% (10.2% OF TOTAL INVESTMENTS)

        2,075   Egg Harbor Township School District, Atlantic County,                 4/15 at 100.00         Aaa          2,229,795
                 New Jersey, General Obligation Bonds, Series 2005,
                 5.000%, 4/01/27 - MBIA Insured

        2,460   Freehold Regional High School District, Monmouth                        No Opt. Call         AAA          2,791,952
                 County Board of Education, New Jersey, School District
                 Refunding Bonds, Series 2001, 5.000%, 3/01/17 - FGIC Insured

        1,500   Jersey City, New Jersey, General Obligation Public                    9/11 at 102.00         AAA          1,633,665
                 Improvement Bonds, Series 2003B, 5.000%, 9/01/20 -
                 FSA Insured

        1,170   Jersey City, New Jersey, General Obligation Improvement                 No Opt. Call         AAA          1,312,892
                 Bonds, Series 2002A, 5.250%, 3/01/13 - AMBAC Insured

        2,000   Manalapan-Englishtown Regional Board of Education,                   10/13 at 100.00         AAA          2,137,100
                 New Jersey, General Obligation Bonds, Series 2003,
                 5.000%, 10/01/27 - MBIA Insured

                New Jersey, General Obligation Bonds, Series 1992D:
        2,580    6.000%, 2/15/11                                                        No Opt. Call         AA-          2,940,245
        1,560    6.000%, 2/15/13                                                        No Opt. Call         AA-          1,819,865

          720   New Jersey, General Obligation Bonds, Series 2005L,                     No Opt. Call         AAA            822,852
                 5.250%, 7/15/16 - AMBAC Insured

        4,000   Passaic County, New Jersey, General Improvement Refunding               No Opt. Call         AAA          4,462,760
                 Bonds, Series 1993, 5.125%, 9/01/12 - FGIC Insured

                Stafford Township Board of Education, Ocean County, New Jersey,
                General Obligation Bonds, Series 2003:
        1,350    5.250%, 1/15/18 - FSA Insured                                        1/12 at 100.00         Aaa          1,484,150
        1,100    5.250%, 1/15/19 - FSA Insured                                        1/12 at 100.00         Aaa          1,209,307

        2,085   Washington Township Board of Education, Gloucester County,            2/13 at 100.00         Aaa          2,285,911
                 New Jersey, General Obligation Bonds, Series 2004,
                 5.000%, 2/01/15 - MBIA Insured

        1,780   West Deptford Township, New Jersey, General Obligation                9/14 at 100.00         Aaa          1,920,531
                 Bonds, Series 2004, 4.750%, 9/01/17 - AMBAC Insured

        1,800   Woodbridge Township, Middlesex County, New Jersey,                    7/09 at 102.00         Aaa          1,955,466
                 Sewer Utility Bonds, Series 1999, 5.300%, 7/01/20 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 32.9% (22.4% OF TOTAL INVESTMENTS)

                Bergen County Improvement Authority, New Jersey, Guaranteed
                Lease Revenue Bonds, County Administration Complex Project,
                Series 2003:
        1,000    4.500%, 11/15/12                                                       No Opt. Call         Aaa          1,080,330
        1,200    5.000%, 11/15/17                                                    11/13 at 100.00         Aaa          1,332,120
        1,145    5.000%, 11/15/18                                                    11/13 at 100.00         Aaa          1,266,267

        1,155   Ocean County, New Jersey, Brick Township Municipal                   12/12 at 100.00         Aaa          1,283,251
                 Utilities Authority, Revenue Bonds, Series 2002,
                 5.250%, 12/01/18 - FGIC Insured

        2,225   Essex County Improvement Authority, New Jersey,                      10/13 at 100.00         Aaa          2,366,265
                 General Obligation Lease Revenue Bonds, Correctional
                 Facilities Project, Series 2003A, 5.000%, 10/01/28 -
                 FGIC Insured

        5,515   Essex County Improvement Authority, New Jersey, Lease                12/13 at 100.00         Aaa          6,072,787
                 Revenue Bonds, Series 2003, 5.125%, 12/15/19 - FSA Insured

                Garden State Preservation Trust, New Jersey, Open Space
                and Farmland Preservation Bonds, Series 2003A:
        1,200    5.250%, 11/01/19 - FSA Insured                                      11/13 at 100.00         AAA          1,333,224
        1,750    5.000%, 11/01/20 - FSA Insured                                      11/13 at 100.00         AAA          1,909,197
        1,965    5.000%, 11/01/21 - FSA Insured                                      11/13 at 100.00         AAA          2,143,756


                                       32

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Hudson County Improvement Authority, New Jersey, County Secured
                Lease Revenue Bonds, County Services Building Project, Series 2005:
$       1,185    5.000%, 4/01/25 - AMBAC Insured                                      4/15 at 100.00         AAA     $    1,271,434
        2,755    5.000%, 4/01/35 - AMBAC Insured                                      4/15 at 100.00         AAA          2,942,230

        1,000   Hudson County Improvement Authority, New Jersey,                      1/08 at 101.50         AAA          1,064,920
                 Utility System Revenue Bonds, Harrison Franchise
                 Acquisition Project, Series 1997, 5.350%, 1/01/27 - FSA Insured

                Middlesex County Improvement Authority, New Jersey, County
                Guaranteed Open Space Trust Fund Revenue Bonds, Series 2003:
        1,000    5.250%, 9/15/16                                                      9/13 at 100.00         AAA          1,119,320
        1,705    5.250%, 9/15/17                                                      9/13 at 100.00         AAA          1,903,309
        1,000    5.250%, 9/15/21                                                      9/13 at 100.00         AAA          1,114,050

        2,720   New Jersey Health Care Facilities Financing Authority,                9/13 at 100.00          A+          2,862,827
                 Lease Revenue Bonds, Department of Human Services -
                 Greystone Park Psychiatric Hospital, Series 2003,
                 5.000%, 9/15/25

        4,200   New Jersey Economic Development Authority, Revenue                    7/14 at 100.00         AAA          4,723,698
                 Bonds, Motor Vehicle Surcharge, Series 2004A,
                 5.250%, 7/01/15 - MBIA Insured

        2,540   New Jersey Economic Development Authority, Cigarette                  6/14 at 100.00         BBB          2,736,012
                 Tax Revenue Bonds, Series 2004, 5.750%, 6/15/34

        2,925   New Jersey Economic Development Authority, School                       No Opt. Call         AAA          3,318,237
                 Facility Construction Bonds, Series 2005K,
                 5.250%, 12/15/14 - FGIC Insured

        1,500   New Jersey Sports and Exposition Authority, Convention                  No Opt. Call         AAA          1,770,735
                 Center Luxury Tax Bonds, Series 2004, 5.500%, 3/01/22 -
                 MBIA Insured

        1,000   New Jersey Educational Facilities Authority, Revenue Bonds,           9/12 at 100.00         AAA          1,107,730
                 Higher Education Capital Improvement Bonds, Fund Issue,
                 Series 2002A, 5.250%, 9/01/19 - AMBAC Insured

        3,000   New Jersey Transit Corporation, Certificates of                         No Opt. Call         AAA          3,432,330
                 Participation, Federal Transit Administration Grants,
                 Series 2002A, 5.500%, 9/15/14 - AMBAC Insured

        2,200   New Jersey Transportation Trust Fund Authority,                         No Opt. Call         AAA          2,474,252
                 Transportation System Bonds, Series 2004B,
                 5.250%, 12/15/13 - FGIC Insured

        2,000   New Jersey Transportation Trust Fund Authority,                      12/15 at 100.00         AAA          2,251,080
                 Transportation System Bonds, Series 2005B,
                 5.250%, 12/15/18 - FGIC Insured

        2,500   Puerto Rico Municipal Finance Agency, Series 1999A,                   8/09 at 101.00         AAA          2,745,025
                 5.500%, 8/01/17 - FSA Insured

        1,000   Stony Brook Regional Sewer Authority, Princeton,                        No Opt. Call         Aa2          1,135,650
                 New Jersey, Revenue Refunding Bonds, Series 1993B,
                 5.450%, 12/01/12

        1,200   Trenton Parking Authority, Mercer County, New Jersey,                10/13 at 100.00         Aaa          1,292,928
                 Guaranteed Parking System Revenue Bonds, Series 2003,
                 5.000%, 10/01/24 - FGIC Insured

        2,745   Union County Improvement Authority, New Jersey,                       3/13 at 100.00         Aaa          2,906,955
                 General Obligation Lease Revenue Bonds, Plainfield
                 Park Madison Redevelopment Project, Series 2003,
                 5.000%, 3/01/34 - FSA Insured

        2,445   Union County Improvement Authority, New Jersey, General               6/13 at 100.00         Aa1          2,645,001
                 Obligation Lease Revenue Bonds, Series 2003, 5.000%, 6/15/23


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 23.9% (16.2% OF TOTAL INVESTMENTS)

        2,750   Casino Reinvestment Development Authority, New Jersey,                6/15 at 100.00         AAA          3,030,280
                 Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 -
                 MBIA Insured

                Delaware River and Bay Authority, Delaware and New Jersey,
                Revenue Bonds, Series 2005:
        2,500    5.000%, 1/01/27 - MBIA Insured                                       1/15 at 100.00         AAA          2,697,050
        2,500    5.000%, 1/01/28 - MBIA Insured                                       1/15 at 100.00         AAA          2,697,050

        5,000   Delaware River Port Authority, Pennsylvania and                       1/08 at 101.00         AAA          5,261,600
                 New Jersey, Revenue Bonds, Port District Project,
                 Series 1998B, 5.000%, 1/01/19 - MBIA Insured

        1,995   New Jersey Turnpike Authority, Revenue Bonds, Series 2005C,           1/15 at 100.00         AAA          2,135,947
                 5.000%, 1/01/35 - FSA Insured

        5,750   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,           7/13 at 100.00         AAA          6,255,368
                 5.000%, 1/01/19 - FGIC Insured

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
        1,830    6.500%, 1/01/16                                                        No Opt. Call           A          2,207,675
          465    6.500%, 1/01/16 - AMBAC Insured                                        No Opt. Call         AAA            564,078
          760    6.500%, 1/01/16 - MBIA Insured                                         No Opt. Call         AAA            927,048


                                       33

                        Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ) (continued)
                             Portfolio of INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

$         750   Newark Housing Authority, New Jersey, Port Authority                  1/14 at 100.00         AAA     $      821,820
                 Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 -
                 MBIA Insured

        2,750   Passaic County Improvement Authority, New Jersey,                     4/15 at 100.00         Aaa          2,926,110
                 Revenue Bonds, Paterson Parking Deck Facility, Series 2005,
                 5.000%, 4/15/35 - FSA Insured

        2,000   Port Authority of New York and New Jersey, Consolidated               4/12 at 101.00         AAA          2,119,840
                 Revenue Bonds, One Hundred Twenty-Fifth Series 2002,
                 5.000%, 4/15/32 - FSA Insured

        8,000   Port Authority of New York and New Jersey, Special Project           12/07 at 102.00         AAA          8,618,240
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 5.750%, 12/01/22 (Alternative Minimum Tax) - MBIA Insured

        4,000   Port Authority of New York and New Jersey, Consolidated               6/15 at 101.00         AAA          4,309,120
                 Revenue Bonds, One Hundred Fortieth Series 2005,
                 5.000%, 12/01/28 (DD, settling 7/1/05) - XLCA Insured

        1,435   South Jersey Transportation Authority New Jersey,                    11/09 at 101.00         AAA          1,542,740
                 Transportation System Revenue Bonds, Series 1999,
                 5.125%, 11/01/22 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 17.8% (12.1% OF TOTAL INVESTMENTS)

        4,105   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA          4,359,920
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

                New Jersey Economic Development Authority, School
                Facilities Construction Bonds, Series 2002C:
        3,000    5.000%, 6/15/15 (Pre-refunded to 6/15/12) - MBIA Insured             6/12 at 100.00         AAA          3,332,250
        2,000    5.000%, 6/15/20 (Pre-refunded to 6/15/12) - MBIA Insured             6/12 at 100.00         AAA          2,221,500

        3,425   New Jersey Economic Development Authority, School Facilities          6/13 at 100.00         AAA          3,876,004
                 Construction Bonds, Series 2003F, 5.250%, 6/15/21
                 (Pre-refunded to 6/15/13) - FGIC Insured

        2,250   New Jersey Economic Development Authority, School Facilities          9/13 at 100.00         AAA          2,509,065
                 Construction Bonds, Series 2004G, 5.000%, 9/01/17
                 (Pre-refunded to 9/01/13) - MBIA Insured

        2,000   New Jersey Transportation Trust Fund Authority, Transportation        6/13 at 100.00         AAA          2,298,020
                 System Bonds, Series 2003C, 5.500%, 6/15/18
                 (Pre-refunded to 6/15/13)

        2,025   New Jersey Transportation Trust Fund Authority, Transportation       12/11 at 100.00         AAA          2,354,589
                 System Bonds, Series 2001B, 6.000%, 12/15/19
                 (Pre-refunded to 12/15/11) - MBIA Insured

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
        6,590    6.500%, 1/01/16                                                        No Opt. Call         AAA          7,958,875
        1,760    6.500%, 1/01/16 - AMBAC Insured                                        No Opt. Call         AAA          2,125,587
        2,745    6.500%, 1/01/16 - MBIA Insured                                         No Opt. Call         AAA          3,315,191


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 3.1% (2.1% OF TOTAL INVESTMENTS)

        1,285   Camden County Pollution Control Financing Authority,                 12/05 at 100.00          B2          1,291,554
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991D, 7.250%, 12/01/10

        1,250   New Jersey Economic Development Authority, Pollution                    No Opt. Call        Baa1          1,334,238
                 Control Revenue Refunding Bonds, Public Service Electric
                 and Gas Company, Series 2001A, 5.000%, 3/01/12

        3,125   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/15 at 100.00         AAA          3,376,531
                 Series 2005RR, 5.000%, 7/01/35 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 10.4% (7.1% OF TOTAL INVESTMENTS)

                Bayonne Municipal Utilities Authority, New Jersey, Water
                System Revenue Refunding Bonds, Series 2003A:
        1,450    5.000%, 4/01/19 - XLCA Insured                                       4/13 at 100.00         Aaa          1,559,258
        1,250    5.000%, 4/01/24 - XLCA Insured                                       4/13 at 100.00         Aaa          1,325,275

        1,000   Jersey City Sewer Authority, Hudson County, New Jersey,                 No Opt. Call         AAA          1,197,080
                 Sewer Revenue Refunding Bonds, Series 1993,
                 6.250%, 1/01/14 - AMBAC Insured

        3,100   New Jersey Economic Development Authority, Water                      9/05 at 101.00         AAA          3,135,867
                 Facilities Revenue Refunding Bonds, Hackensack Water
                 Company, Series 1994B, 5.900%, 3/01/24 (Alternative
                 Minimum Tax) - MBIA Insured

        6,950   New Jersey Environmental Infrastructure Trust, Environmental          9/11 at 101.00         AAA          7,304,103
                 Infrastructure Bonds, Series 2001A, 4.750%, 9/01/20

        3,500   North Hudson Sewerage Authority, New Jersey, Sewerage                 8/12 at 100.00         Aaa          3,873,240
                 Revenue Refunding Bonds, Series 2002A,
                 5.250%, 8/01/19 - FGIC Insured


                                       34

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       1,500   Wanaque Valley Regional Sewer Authority, Passaic County,                No Opt. Call         AAA     $    1,760,550
                 New Jersey, Sewer Revenue Refunding Bonds,
                 Series 1993B, 5.750%, 9/01/18 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     258,565   Total Long-Term Investments (cost $265,745,699) - 146.2%                                                282,409,402
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.8% (0.5% OF TOTAL INVESTMENTS)

        1,500   Puerto Rico Government Development Bank, Adjustable                                          A-1          1,500,000
                 Refunding Bonds, Variable Rate Demand Obligations,
                 Series 1985, 2.140%, 12/01/15 - MBIA Insured+
------------------------------------------------------------------------------------------------------------------------------------
$       1,500   Total Short-Term Investments (cost $1,500,000)                                                            1,500,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $267,245,699) - 147.0%                                                          283,909,402
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.4%                                                                        872,908
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (47.4)%                                                        (91,600,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  193,182,310
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a delayed delivery basis.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                        Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)
                        Portfolio of
                                INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 0.3% (0.1% OF TOTAL INVESTMENTS)

                Middlesex County Improvement Authority, New Jersey, Senior
                Revenue Bonds, Heldrich Center Hotel/Conference Center Project,
                Series 2005A:
$         130    5.000%, 1/01/32                                                      1/15 at 100.00        Baa3     $      130,684
          130    5.125%, 1/01/37                                                      1/15 at 100.00        Baa3            131,169


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.5% (3.1% OF TOTAL INVESTMENTS)
          925   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00         BBB            962,379
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 5.750%, 6/01/32

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2003:
        2,240    6.125%, 6/01/24                                                      6/13 at 100.00         BBB          2,398,480
        1,125    6.375%, 6/01/32                                                      6/13 at 100.00         BBB          1,213,639


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 18.4% (12.6% OF TOTAL INVESTMENTS)

        1,500   New Jersey Educational Facilities Authority, Revenue Bonds,           7/11 at 101.00         AAA          1,582,860
                 Rowan College, Series 2001C, 5.000%, 7/01/31 - FGIC Insured

          200   New Jersey Educational Facilities Authority, Revenue                  7/11 at 100.00         AAA            219,766
                 Refunding Bonds, Seton Hall University Project,
                 Series 2001A, 5.250%, 7/01/16 - AMBAC Insured

                New Jersey Educational Facilities Authority, Revenue
                Refunding Bonds, Seton Hall University Project, Series 2001G:
        3,820    4.875%, 7/01/21 - AMBAC Insured                                      7/11 at 100.00         AAA          3,989,570
        1,600    5.000%, 7/01/26 - AMBAC Insured                                      7/11 at 100.00         AAA          1,679,840

        1,000   New Jersey Educational Facilities Authority, Revenue Bonds,           7/11 at 100.00         AAA          1,097,700
                 New Jersey Institute of Technology, Series 2001G,
                 5.250%, 7/01/18 - MBIA Insured

          300   New Jersey Educational Facilities Authority, Revenue                  7/12 at 100.00          AA            319,014
                 Refunding Bonds, Rider University, Series 2002A,
                 5.000%, 7/01/17 - RAAI Insured

          750   New Jersey Educational Facilities Authority, Revenue                  7/14 at 100.00         AAA            819,488
                 Bonds, Montclair State University, Series 2004L,
                 5.125%, 7/01/21 - MBIA Insured

          630   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         AAA            693,397
                 William Paterson University, Series 2004A,
                 5.125%, 7/01/19 - FGIC Insured

        1,000   New Jersey Educational Facilities Authority, Revenue Bonds,           1/14 at 100.00         AAA          1,077,830
                 New Jersey Institute of Technology, Series 2004B,
                 5.000%, 7/01/21 - AMBAC Insured

          250   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         N/R            265,203
                 Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Rowan University, Series 2004C:
        1,255    5.000%, 7/01/12 - MBIA Insured                                         No Opt. Call         AAA          1,384,541
          625    5.000%, 7/01/24 - MBIA Insured                                       7/14 at 100.00         AAA            670,638

                Puerto Rico Industrial, Tourist, Educational, Medical and
                Environmental Control Facilities Financing Authority, Higher
                Education Revenue Bonds, University of the Sacred Heart, Series 2001:
        2,000    5.250%, 9/01/21                                                      9/11 at 100.00         BBB          2,076,080
          500    5.250%, 9/01/31                                                      9/11 at 100.00         BBB            514,140

          500   Puerto Rico Industrial, Tourist, Educational, Medical                12/12 at 101.00         BBB            536,780
                 and Environmental Control Facilities Financing Authority,
                 Higher Education Revenue Refunding Bonds, Ana G. Mendez
                 University System, Series 2002, 5.500%, 12/01/31

        1,905   University of Puerto Rico, University System Revenue Bonds,          12/05 at 101.50         AAA          1,936,794
                 Series 1995M, 5.250%, 6/01/25 - MBIA Insured


                                       36

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ENERGY - 1.1% (0.8% OF TOTAL INVESTMENTS)

$       1,000   Virgin Islands Government Refinery Facilities, Senior                 1/13 at 100.00         BBB     $    1,144,640
                 Secured Revenue Bonds, Hovensa LLC Coker Project,
                 Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                FINANCIALS - 1.9% (1.3% OF TOTAL INVESTMENTS)

          850   New Jersey Economic Development Authority, Economic                  11/08 at 101.00         N/R            868,564
                 Development Revenue Bonds, Glimcher Properties Limited
                 Partnership Project, Series 1998, 6.000%, 11/01/28
                 (Alternative Minimum Tax)

          750   New Jersey Economic Development Authority, Revenue                      No Opt. Call        Baa3            827,918
                 Refunding Bonds, Kapkowski Road Landfill Project,
                 Series 2002, 5.750%, 10/01/21

          250   New Jersey Economic Development Authority, Industrial                 4/06 at 102.00         Ba3            260,208
                 Development Revenue Refunding Bonds, Newark Airport
                 Marriott Hotel, Series 1996, 7.000%, 10/01/14


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 16.0% (11.0% OF TOTAL INVESTMENTS)

          310   Camden County Improvement Authority, New Jersey, Revenue              8/14 at 100.00         BBB            332,602
                 Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34

        3,500   New Jersey Health Care Facilities Financing Authority,                7/11 at 100.00          A2          3,761,240
                 Revenue Bonds, Kennedy Health System Obligated Group,
                 Series 2001, 5.625%, 7/01/31

        1,350   New Jersey Health Care Facilities Financing Authority,                7/12 at 100.00        Baa1          1,471,433
                 Revenue Bonds, South Jersey Hospital System,
                 Series 2002, 5.875%, 7/01/21

        1,000   New Jersey Health Care Facilities Financing Authority,                7/13 at 100.00        Baa3          1,034,980
                 Revenue Bonds, Somerset Medical Center, Series 2003,
                 5.500%, 7/01/33

          500   New Jersey Health Care Facilities Financing Authority,                7/10 at 101.00        BBB-            568,005
                 Revenue Bonds, Trinitas Hospital Obligated Group,
                 Series 2000, 7.500%, 7/01/30

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, Robert Wood Johnson University Hospital, Series 2000:
          750    5.750%, 7/01/25                                                      7/10 at 100.00           A            815,888
        3,000    5.750%, 7/01/31                                                      7/10 at 100.00           A          3,263,550

        1,500   New Jersey Health Care Facilities Financing Authority,                1/09 at 101.00         AAA          1,616,880
                 Revenue Bonds, Virtua Health System, Series 1998,
                 5.250%, 7/01/10 - FSA Insured

        2,500   New Jersey Health Care Facilities Financing Authority,                7/09 at 101.00          A2          2,619,525
                 Revenue Refunding Bonds, Burdette Tomlin Memorial
                 Hospital, Series 1999, 5.500%, 7/01/29

          845   New Jersey Health Care Facilities Financing Authority,                7/14 at 100.00          AA            909,634
                 Revenue Bonds, St. Clare's Hospital, Series 2004A,
                 5.250%, 7/01/20 - RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.7% (1.2% OF TOTAL INVESTMENTS)

                New Jersey Economic Development Authority, Revenue Bonds,
                Masonic Charity Foundation of New Jersey, Series 2001:
        1,000    6.000%, 6/01/25                                                      6/11 at 102.00          A+          1,124,510
          335    5.500%, 6/01/31                                                      6/11 at 102.00          A+            362,822

          250   New Jersey Economic Development Authority, First                     11/14 at 100.00         N/R            265,350
                 Mortgage Revenue Bonds, Winchester Gardens at Wards
                 Homestead, Series 2004A, 5.800%, 11/01/31


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 5.4% (3.7% OF TOTAL INVESTMENTS)

                Hamilton Township, Mercer County Board of Education, New Jersey,
                General Obligation Bonds, Series 2001:
        1,850    4.750%, 8/15/18 - FSA Insured                                        8/10 at 100.00         AAA          1,949,123
        1,630    4.750%, 8/15/19 - FSA Insured                                        8/10 at 100.00         AAA          1,717,335

          360   New Jersey, General Obligation Bonds, Series 2005L,                     No Opt. Call         AAA            411,426
                 5.250%, 7/15/16 - AMBAC Insured

        1,350   Puerto Rico, General Obligation and Public Improvement                7/11 at 100.00         AAA          1,461,713
                 Bonds, Series 2001, 5.250%, 7/01/27 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 22.3% (15.3% OF TOTAL INVESTMENTS)

        1,745   Burlington County Bridge Commission, New Jersey,                     12/13 at 100.00         AAA          1,906,447
                 Guaranteed Pooled Loan Bonds, Series 2003,
                 5.000%, 12/01/18 - MBIA Insured

        1,500   Camden County Improvement Authority, New Jersey,                      9/15 at 100.00         AAA          1,661,925
                 Guaranteed Lease Revenue Bonds, Series 2005A,
                 5.000%, 9/01/16 - FSA Insured


                                       37


Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ) (continued)
                     Portfolio of INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,100   Casino Reinvestment Development Authority, New Jersey,                1/15 at 102.00         AAA     $    1,232,517
                 Hotel Room Fee Revenue Bonds, Series 2004,
                 5.250%, 1/01/16 - AMBAC Insured

        2,000   Essex County Improvement Authority, New Jersey, Lease                   No Opt. Call         Aaa          2,208,940
                 Revenue Bonds, Series 2003, 5.000%, 12/15/12 - FSA Insured

                Garden State Preservation Trust, New Jersey, Open Space
                and Farmland Preservation Bonds, Series 2003A:
          550    5.250%, 11/01/19 - FSA Insured                                      11/13 at 100.00         AAA            611,061
          900    5.000%, 11/01/20 - FSA Insured                                      11/13 at 100.00         AAA            981,873
        1,015    5.000%, 11/01/21 - FSA Insured                                      11/13 at 100.00         AAA          1,107,335

          525   New Jersey Economic Development Authority, School                     9/15 at 100.00         AAA            580,739
                 Facilities Construction Bonds, Series 2005N-1,
                 5.000%, 9/01/17 - AMBAC Insured

        2,200   New Jersey Economic Development Authority, Revenue                    7/14 at 100.00         AAA          2,474,318
                 Bonds, Motor Vehicle Surcharge, Series 2004A,
                 5.250%, 7/01/15 - MBIA Insured

        1,200   New Jersey Economic Development Authority, Cigarette Tax              6/14 at 100.00         BBB          1,292,604
                 Revenue Bonds, Series 2004, 5.750%, 6/15/34

        1,550   New Jersey Economic Development Authority, School                       No Opt. Call         AAA          1,758,382
                 Facility Construction Bonds, Series 2005K,
                 5.250%, 12/15/14 - FGIC Insured

        1,000   New Jersey Educational Facilities Authority, Revenue                  9/12 at 100.00         AAA          1,107,730
                 Bonds, Higher Education Capital Improvement Bonds,
                 Fund Issue, Series 2002A, 5.250%, 9/01/19 - AMBAC Insured

        1,000   New Jersey Transit Corporation, Certificates of                         No Opt. Call         AAA          1,144,110
                 Participation, Federal Transit Administration Grants,
                 Series 2002A, 5.500%, 9/15/14 - AMBAC Insured

        1,200   New Jersey Transportation Trust Fund Authority, Transportation          No Opt. Call         AAA          1,349,592
                 System Bonds, Series 2004B, 5.250%, 12/15/13 - FGIC Insured

        1,635   New Jersey Transportation Trust Fund Authority, Transportation          No Opt. Call         AAA          1,838,819
                 System Bonds, Series 2005B, 5.250%, 12/15/13 -
                 MBIA Insured

        1,500   Virgin Islands Public Finance Authority, Senior Lien Revenue         10/08 at 101.00          AA          1,595,490
                 Refunding Bonds, Matching Fund Loan Note, Series 1998A,
                 5.500%, 10/01/18 - RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 23.9% (16.4% OF TOTAL INVESTMENTS)

        1,000   Delaware River and Bay Authority, Delaware and                        1/15 at 100.00         AAA          1,081,290
                 New Jersey, Revenue Bonds, Series 2005, 5.000%, 1/01/25 -
                 MBIA Insured

        1,800   New Jersey Economic Development Authority, Special                   11/10 at 101.00           B          1,675,278
                 Facilities Revenue Bonds, Continental Airlines Inc.,
                 Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)

        1,195   New Jersey Turnpike Authority, Revenue Bonds, Series 2005C,           1/15 at 100.00         AAA          1,279,427
                 5.000%, 1/01/35 - FSA Insured

        3,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,           7/13 at 100.00         AAA          3,263,670
                 5.000%, 1/01/19 - FGIC Insured

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
          175    6.500%, 1/01/16                                                        No Opt. Call           A            211,117
           70    6.500%, 1/01/16 - MBIA Insured                                         No Opt. Call         AAA             85,386

          375   Newark Housing Authority, New Jersey, Port Authority                  1/14 at 100.00         AAA            410,910
                 Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 -
                 MBIA Insured

        3,000   Port Authority of New York and New Jersey, Consolidated               1/07 at 101.00         AAA          3,138,420
                 Revenue Bonds, One Hundred Ninth Series 1997,
                 5.375%, 1/15/32 - MBIA Insured

        3,500   Port Authority of New York and New Jersey, Consolidated              10/07 at 101.00         AAA          3,692,535
                 Revenue Bonds, One Hundred Twentieth Series 2000,
                 5.500%, 10/15/35 (Alternative Minimum Tax) - MBIA Insured

        5,000   Port Authority of New York and New Jersey, Special Project           12/07 at 102.00         AAA          5,386,400
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 5.750%, 12/01/22 (Alternative Minimum Tax) - MBIA Insured

        4,000   South Jersey Transportation Authority New Jersey,                    11/09 at 101.00         AAA          4,300,320
                 Transportation System Revenue Bonds, Series 1999,
                 5.125%, 11/01/22 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 25.7% (17.7% OF TOTAL INVESTMENTS)

        5,215   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA          5,904,423
                 Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26
                 (Pre-refunded to 7/01/10)


                                       38

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** (continued)

$       1,000   Delaware River and Bay Authority, Delaware and                        1/13 at 100.00         AAA     $    1,124,780
                 New Jersey, Revenue Bonds, Series 2003, 5.250%, 1/01/18
                 (Pre-refunded to 1/01/13) - MBIA Insured

           50   Essex County Improvement Authority, New Jersey, General              10/10 at 100.00         Aaa             57,146
                 Obligation Guaranteed Lease Revenue Bonds, County
                 Correctional Facility Project, Series 2000, 6.000%, 10/01/25
                 (Pre-refunded to 10/01/10) - FGIC Insured

        2,400   New Jersey Economic Development Authority, School                     6/11 at 100.00         AAA          2,642,064
                 Facilities Construction Bonds, Series 2001A,
                 5.000%, 6/15/21 (Pre-refunded to 6/15/11) - AMBAC Insured

        1,500   New Jersey Economic Development Authority, School                     6/12 at 100.00         AAA          1,666,125
                 Facilities Construction Bonds, Series 2002C,
                 5.000%, 6/15/15 (Pre-refunded to 6/15/12) - MBIA Insured

        1,000   New Jersey Economic Development Authority, School                     6/13 at 100.00         AAA          1,131,680
                 Facilities Construction Bonds, Series 2003F,
                 5.250%, 6/15/21 (Pre-refunded to 6/15/13) - FGIC Insured

          900   New Jersey Economic Development Authority, School                     9/13 at 100.00         AAA          1,003,626
                 Facilities Construction Bonds, Series 2004G,
                 5.000%, 9/01/17 (Pre-refunded to 9/01/13) - MBIA Insured

        1,565   New Jersey Educational Facilities Authority, Revenue Bonds,           7/10 at 100.00         AAA          1,727,071
                 Princeton University, Series 2000E, 5.250%, 7/01/16
                 (Pre-refunded to 7/01/10)

                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, Series 2003C:
        1,000    5.500%, 6/15/17 (Pre-refunded to 6/15/13)                            6/13 at 100.00         AAA          1,149,010
        1,000    5.500%, 6/15/18 (Pre-refunded to 6/15/13)                            6/13 at 100.00         AAA          1,149,010

          550   New Jersey Turnpike Authority, Revenue Bonds, Series 1991C,             No Opt. Call         AAA            664,246
                 6.500%, 1/01/16

                Puerto Rico, General Obligation and Public Improvement Bonds,
                Series 2001:
        2,150    5.250%, 7/01/27 (Pre-refunded to 7/01/11) - FSA Insured              7/11 at 100.00         AAA          2,398,304
        1,230    5.125%, 7/01/30 (Pre-refunded to 7/01/11) - FSA Insured              7/11 at 100.00         AAA          1,363,701

        4,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          4,421,040
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 2.6% (1.8% OF TOTAL INVESTMENTS)

        1,815   Camden County Pollution Control Financing Authority,                 12/05 at 100.00          B2          1,824,238
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991B, 7.500%, 12/01/09
                 (Alternative Minimum Tax)

          750   New Jersey Economic Development Authority, Pollution                    No Opt. Call        Baa1            800,543
                 Control Revenue Refunding Bonds, Public Service Electric
                 and Gas Company, Series 2001A, 5.000%, 3/01/12


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 21.8% (15.0% OF TOTAL INVESTMENTS)

        4,635   New Jersey Economic Development Authority, Water                      5/08 at 102.00         Aaa          4,914,537
                 Facilities Revenue Bonds, American Water Company,
                 Series 1997B, 5.375%, 5/01/32 (Alternative Minimum Tax) -
                 FGIC Insured

        7,000   New Jersey Economic Development Authority, Water                      2/08 at 102.00         AAA          7,319,200
                 Facilities Revenue Bonds, Middlesex Water Company,
                 Series 1998, 5.350%, 2/01/38 (Alternative Minimum Tax) -
                 MBIA Insured

        2,775   New Jersey Environmental Infrastructure Trust, Environmental          9/08 at 101.00         AAA          2,852,362
                 Infrastructure Bonds, Series 1998A, 4.500%, 9/01/18

       15,840   North Hudson Sewerage Authority, New Jersey, Sewerage                   No Opt. Call         Aaa          7,220,822
                 Revenue Refunding Bonds, Series 2001A,
                 0.000%, 8/01/23 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$     147,375   Total Long-Term Investments (cost $140,527,062) - 145.6%                                                149,197,901
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                      1,303,776
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (46.8)%                                                        (48,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  102,501,677
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                        Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ)
                        Portfolio of
                                INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 0.3% (0.2% OF TOTAL INVESTMENTS)

                Middlesex County Improvement Authority, New Jersey, Senior
                Revenue Bonds, Heldrich Center Hotel/Conference Center
                Project, Series 2005A:
$          90    5.000%, 1/01/32                                                      1/15 at 100.00        Baa3     $       90,473
           90    5.125%, 1/01/37                                                      1/15 at 100.00        Baa3             90,809


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.8% (4.0% OF TOTAL INVESTMENTS)

        1,040   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00         BBB          1,082,026
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 5.750%, 6/01/32

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2003:
        1,600    6.125%, 6/01/24                                                      6/13 at 100.00         BBB          1,713,200
        1,250    6.375%, 6/01/32                                                      6/13 at 100.00         BBB          1,348,488


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 15.0% (10.2% OF TOTAL INVESTMENTS)

        1,000   Bergen County Improvement Authority, New Jersey,                      9/12 at 101.00         N/R          1,067,190
                 Revenue Bonds, Yeshiva Ktana of Passaic Project,
                 Series 2002, 6.000%, 9/15/27

        1,090   New Jersey Educational Facilities Authority, Revenue                  7/12 at 100.00          AA          1,159,084
                 Refunding Bonds, Rider University, Series 2002A,
                 5.000%, 7/01/17 - RAAI Insured

        3,000   New Jersey Educational Facilities Authority, Revenue Bonds,           7/12 at 100.00         AAA          3,150,270
                 College of New Jersey Project, Series 2002C,
                 4.750%, 7/01/19 - FGIC Insured

          500   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         AAA            550,315
                 William Paterson University, Series 2004A,
                 5.125%, 7/01/19 - FGIC Insured

          575   New Jersey Educational Facilities Authority, Revenue Bonds,           1/14 at 100.00         AAA            619,752
                 New Jersey Institute of Technology, Series 2004B,
                 5.000%, 7/01/21 - AMBAC Insured

          200   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         N/R            212,162
                 Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23

          875   New Jersey Educational Facilities Authority, Revenue Bonds,             No Opt. Call         AAA            965,318
                 Rowan University, Series 2004C, 5.000%, 7/01/12 -
                 MBIA Insured

        1,000   Puerto Rico Industrial, Tourist, Educational, Medical and             2/09 at 101.00         BBB          1,039,860
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, Ana G. Mendez University System,
                 Series 1999, 5.375%, 2/01/19

        1,790   University of Medicine and Dentistry of New Jersey, Revenue          12/12 at 100.00         AAA          1,893,874
                 Bonds, Series 2002A, 5.000%, 12/01/31 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ENERGY - 1.6% (1.1% OF TOTAL INVESTMENTS)

        1,000   Virgin Islands Government Refinery Facilities, Senior Secured         1/13 at 100.00         BBB          1,144,640
                 Revenue Bonds, Hovensa LLC Coker Project, Series 2002,
                 6.500%, 7/01/21 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                FINANCIALS - 4.9% (3.4% OF TOTAL INVESTMENTS)

          600   New Jersey Economic Development Authority, Economic                  11/08 at 101.00         N/R            613,104
                 Development Revenue Bonds, Glimcher Properties Limited
                 Partnership Project, Series 1998, 6.000%, 11/01/28
                 (Alternative Minimum Tax)

        1,450   New Jersey Economic Development Authority, Revenue                      No Opt. Call        Baa3          1,600,641
                 Refunding Bonds, Kapkowski Road Landfill Project,
                 Series 2002, 5.750%, 10/01/21

        1,250   New Jersey Economic Development Authority, Industrial                 4/06 at 102.00         Ba3          1,301,038
                 Development Revenue Refunding Bonds, Newark Airport
                 Marriott Hotel, Series 1996, 7.000%, 10/01/14


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 23.7% (16.2% OF TOTAL INVESTMENTS)

          220   Camden County Improvement Authority, New Jersey, Revenue              8/14 at 100.00         BBB            236,040
                 Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34


                                       40

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       1,500   New Jersey Health Care Facilities Financing Authority,                7/07 at 102.00        BBB-     $    1,571,400
                 Revenue Refunding Bonds, St. Elizabeth Hospital Obligated
                 Group, Series 1997, 6.000%, 7/01/27

                New Jersey Health Care Facilities Financing Authority,
                FHA-Insured Mortgage Revenue Bonds, Jersey City Medical Center,
                Series 2001:
          500    5.000%, 8/01/31 - AMBAC Insured                                      8/11 at 100.00         AAA            532,760
        1,925    5.000%, 8/01/41 - AMBAC Insured                                      8/11 at 100.00         AAA          2,006,890

          140   New Jersey Health Care Facilities Financing Authority,                7/11 at 100.00          A2            150,450
                 Revenue Bonds, Kennedy Health System Obligated Group,
                 Series 2001, 5.625%, 7/01/31

        1,150   New Jersey Health Care Facilities Financing Authority,                1/12 at 100.00          AA          1,204,648
                 Revenue Refunding Bonds, Bayshore Community Hospital,
                 Series 2002, 5.125%, 7/01/32 - RAAI Insured

        1,000   New Jersey Health Care Facilities Financing Authority,                7/12 at 101.00        BBB-          1,108,340
                 Revenue Bonds, Palisades Medical Center of New York
                 Presbyterian Healthcare System, Series 2002,
                 6.625%, 7/01/31

        2,500   New Jersey Health Care Facilities Financing Authority,                7/12 at 100.00           A          2,724,300
                 Revenue Refunding Bonds, Atlantic City Medical Center,
                 Series 2002, 5.750%, 7/01/25

        1,250   New Jersey Health Care Facilities Financing Authority,                7/12 at 100.00        Baa1          1,362,438
                 Revenue Bonds, South Jersey Hospital System,
                 Series 2002, 5.875%, 7/01/21

          500   New Jersey Health Care Facilities Financing Authority,                7/13 at 100.00        Baa3            517,490
                 Revenue Bonds, Somerset Medical Center, Series 2003,
                 5.500%, 7/01/33

        3,500   New Jersey Health Care Facilities Financing Authority,                7/10 at 100.00           A          3,807,475
                 Revenue Bonds, Robert Wood Johnson University Hospital,
                 Series 2000, 5.750%, 7/01/31

          510   New Jersey Health Care Facilities Financing Authority,                7/09 at 101.00         AAA            549,566
                 Revenue Bonds, Meridian Health System Obligated Group,
                 Series 1999, 5.250%, 7/01/29 - FSA Insured

        1,100   Puerto Rico Industrial, Tourist, Educational, Medical and            12/05 at 102.00        Baa1          1,129,447
                 Environmental Control Facilities Financing Authority,
                 Adjustable Rate Industrial Revenue Bonds, American
                 Home Products Corporation, Series 1983A, 5.100%, 12/01/18


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 3.4% (2.3% OF TOTAL INVESTMENTS)

        2,250   New Jersey Housing and Mortgage Finance Agency,                      11/07 at 101.50         AAA          2,388,353
                 Multifamily Housing Revenue Bonds, Series 1997A,
                 5.650%, 5/01/40 (Alternative Minimum Tax) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 7.6% (5.2% OF TOTAL INVESTMENTS)

                New Jersey Economic Development Authority, Revenue Bonds,
                Masonic Charity Foundation of New Jersey, Series 2001:
        1,000    5.500%, 6/01/21                                                      6/11 at 102.00          A+          1,091,100
        4,000    5.500%, 6/01/31                                                      6/11 at 102.00          A+          4,332,200


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 5.5% (3.7% OF TOTAL INVESTMENTS)

        3,000   Jackson Township School District, Ocean County,                       4/12 at 100.00         AAA          3,211,710
                 New Jersey, General Obligation Bonds, Series 2002,
                 5.000%, 4/15/21 - FGIC Insured

          240   New Jersey, General Obligation Bonds, Series 2005L,                     No Opt. Call         AAA            274,284
                 5.250%, 7/15/16 - AMBAC Insured

          385   Puerto Rico, General Obligation and Public Improvement                7/11 at 100.00         AAA            416,012
                 Bonds, Series 2001, 5.125%, 7/01/23 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 23.3% (15.9% OF TOTAL INVESTMENTS)

        3,000   Ocean County, New Jersey, Brick Township Municipal                   12/12 at 100.00         Aaa          3,206,940
                 Utilities Authority, Revenue Bonds, Series 2002,
                 5.000%, 12/01/25 - FGIC Insured

        1,000   Burlington County Bridge Commission, New Jersey,                     12/13 at 100.00         AAA          1,092,520
                 Guaranteed Pooled Loan Bonds, Series 2003,
                 5.000%, 12/01/18 - MBIA Insured

          750   Casino Reinvestment Development Authority, New Jersey,                1/15 at 102.00         AAA            840,353
                 Hotel Room Fee Revenue Bonds, Series 2004,
                 5.250%, 1/01/16 - AMBAC Insured

        1,000   Essex County Improvement Authority, New Jersey, Lease                   No Opt. Call         Aaa          1,104,470
                 Revenue Bonds, Series 2003, 5.000%, 12/15/12 - FSA Insured


                                       41

                        Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ) (continued)
                             Portfolio of INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Garden State Preservation Trust, New Jersey, Open Space and
                Farmland Preservation Bonds, Series 2003A:
$         500    5.250%, 11/01/19 - FSA Insured                                      11/13 at 100.00         AAA     $      555,510
          625    5.000%, 11/01/20 - FSA Insured                                      11/13 at 100.00         AAA            681,856
          700    5.000%, 11/01/21 - FSA Insured                                      11/13 at 100.00         AAA            763,679

          535   Mansfield Township Board of Education, Warren County,                 3/06 at 102.00         AAA            556,571
                 New Jersey, Certificates of Participation, Series 1995,
                 5.900%, 3/01/15 - MBIA Insured

          350   New Jersey Economic Development Authority, School                     9/15 at 100.00         AAA            387,160
                 Facilities Construction Bonds, Series 2005N-1,
                 5.000%, 9/01/17 - AMBAC Insured

        1,500   New Jersey Economic Development Authority, Revenue Bonds,             7/14 at 100.00         AAA          1,687,035
                 Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 -
                 MBIA Insured

          700   New Jersey Economic Development Authority, Cigarette                  6/14 at 100.00         BBB            754,019
                 Tax Revenue Bonds, Series 2004, 5.750%, 6/15/34

        1,010   New Jersey Economic Development Authority, School                       No Opt. Call         AAA          1,145,784
                 Facility Construction Bonds, Series 2005K, 5.250%, 12/15/14 -
                 FGIC Insured

        1,000   New Jersey Transit Corporation, Certificates of                         No Opt. Call         AAA          1,144,110
                 Participation, Federal Transit Administration Grants,
                 Series 2002A, 5.500%, 9/15/14 - AMBAC Insured

          700   New Jersey Transportation Trust Fund Authority,                         No Opt. Call         AAA            787,262
                 Transportation System Bonds, Series 2004B,
                 5.250%, 12/15/13 - FGIC Insured

        1,180   New Jersey Transportation Trust Fund Authority,                         No Opt. Call         AAA          1,327,099
                 Transportation System Bonds, Series 2005B,
                 5.250%, 12/15/13 - MBIA Insured

          505   Puerto Rico Public Finance Corporation, Commonwealth                  2/12 at 100.00        BBB-            544,824
                 Appropriation Bonds, Series 2002E, 5.500%, 8/01/29


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 21.6% (14.8% OF TOTAL INVESTMENTS)

        1,200   New Jersey Economic Development Authority,                           11/10 at 101.00           B          1,116,852
                 Special Facilities Revenue Bonds, Continental Airlines
                 Inc., Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)

          820   New Jersey Turnpike Authority, Revenue Bonds, Series 2005C,           1/15 at 100.00         AAA            877,933
                 5.000%, 1/01/35 - FSA Insured

        2,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,           7/13 at 100.00         AAA          2,175,780
                 5.000%, 1/01/19 - FGIC Insured

          675   New Jersey Turnpike Authority, Revenue Bonds, Series 1991C,             No Opt. Call           A            814,307
                 6.500%, 1/01/16

          250   Newark Housing Authority, New Jersey, Port Authority                  1/14 at 100.00         AAA            273,940
                 Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 -
                 MBIA Insured

        2,000   Port Authority of New York and New Jersey, Consolidated               6/14 at 100.00         AAA          2,119,980
                 Revenue Bonds, One Hundred Twenty-Seventh Series 2002,
                 5.125%, 6/15/37 (Alternative Minimum Tax) -
                 AMBAC Insured

        3,000   Port Authority of New York and New Jersey, Consolidated               4/12 at 101.00         AAA          3,185,820
                 Revenue Bonds, One Hundred Twenty-Fifth Series 2002,
                 5.000%, 10/15/26 - FSA Insured

                Port Authority of New York and New Jersey, Special Project
                Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
        4,000    7.000%, 12/01/12 (Alternative Minimum Tax) - MBIA Insured              No Opt. Call         AAA          4,798,320
           50    5.750%, 12/01/22 (Alternative Minimum Tax) - MBIA Insured           12/07 at 102.00         AAA             53,864


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 22.2% (15.2% OF TOTAL INVESTMENTS)

        3,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA          3,396,600
                 Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26
                 (Pre-refunded to 7/01/10)

          770   Delaware River and Bay Authority, Delaware and New Jersey,            1/13 at 100.00         AAA            866,081
                 Revenue Bonds, Series 2003, 5.250%, 1/01/18
                 (Pre-refunded to 1/01/13) - MBIA Insured

          160   Essex County Improvement Authority, New Jersey, General              10/10 at 100.00         Aaa            182,866
                 Obligation Guaranteed Lease Revenue Bonds, County
                 Correctional Facility Project, Series 2000, 6.000%, 10/01/25
                 (Pre-refunded to 10/01/10) - FGIC Insured

        1,000   New Jersey Economic Development Authority, School Facilities          6/12 at 100.00         AAA          1,110,750
                 Construction Bonds, Series 2002C, 5.000%, 6/15/20
                 (Pre-refunded to 6/15/12) - MBIA Insured

          900   New Jersey Economic Development Authority, School                     9/13 at 100.00         AAA          1,003,626
                 Facilities Construction Bonds, Series 2004G, 5.000%, 9/01/17
                 (Pre-refunded to 9/01/13) - MBIA Insured


                                       42

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** (continued)

$       1,000   New Jersey Transportation Trust Fund Authority, Transportation        6/13 at 100.00         AAA     $    1,149,010
                 System Bonds, Series 2003C, 5.500%, 6/15/18
                 (Pre-refunded to 6/15/13)

          680   New Jersey Transportation Trust Fund Authority, Transportation       12/11 at 100.00         AAA            751,271
                 System Bonds, Series 2001B, 5.000%, 12/15/21 (Pre-refunded to 12/15/11) - MBIA Insured

        2,430   New Jersey Turnpike Authority, Revenue Bonds,                           No Opt. Call         AAA          2,934,760
                 Series 1991C, 6.500%, 1/01/16

        2,500   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          2,763,150
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40

        1,495   Puerto Rico Public Finance Corporation, Commonwealth                  2/12 at 100.00         Aaa          1,684,641
                 Appropriation Bonds, Series 2002E, 5.500%, 8/01/29
                 (Pre-refunded to 2/01/12)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 10.6% (7.3% OF TOTAL INVESTMENTS)

          825   Camden County Pollution Control Financing Authority,                 12/05 at 100.00          B2            829,199
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991B, 7.500%, 12/01/09
                 (Alternative Minimum Tax)

        2,500   Guam Power Authority, Revenue Bonds, Series 1999A,                   10/09 at 101.00         AAA          2,696,522
                 5.250%, 10/01/34 - MBIA Insured

          750   New Jersey Economic Development Authority, Pollution                    No Opt. Call        Baa1            800,540
                 Control Revenue Refunding Bonds, Public Service Electric
                 and Gas Company, Series 2001A, 5.000%, 3/01/12

        3,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/12 at 101.00         AAA          3,243,720
                 Series 2002II, 5.125%, 7/01/26 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 0.8% (0.5% OF TOTAL INVESTMENTS)

          500   North Hudson Sewerage Authority, New Jersey, Sewerage                 8/12 at 100.00         Aaa            553,320
                 Revenue Refunding Bonds, Series 2002A, 5.250%, 8/01/19 -
                 FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
$      95,630   Total Long-Term Investments (cost $97,580,078) - 146.3%                                                 104,219,191
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.1%                                                                      1,511,933
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.4)%                                                        (34,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   71,231,124
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                        Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)
                        Portfolio of
                                INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 0.4% (0.2% OF TOTAL INVESTMENTS)

$       1,000   Pennsylvania Economic Development Financing Authority,                  No Opt. Call         AA-     $    1,138,140
                 Solid Waste Disposal Revenue Bonds, Procter & Gamble
                 Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 24.3% (16.3% OF TOTAL INVESTMENTS)

        3,000   Allegheny County Higher Education Building Authority,                 3/12 at 100.00         AA-          3,173,910
                 Pennsylvania, Revenue Bonds, Carnegie Mellon University,
                 Series 2002, 5.125%, 3/01/32

          975   Allegheny County Higher Education Building Authority,                 2/06 at 102.00        Baa3          1,010,129
                 Pennsylvania, College Revenue Bonds, Robert Morris
                 College, Series 1996A, 6.250%, 2/15/26

          200   Allegheny County Higher Education Building Authority,                   No Opt. Call        Baa3            226,590
                 Pennsylvania, College Revenue Refunding Bonds, Robert
                 Morris College, Series 1998A, 6.000%, 5/01/28

        2,000   Allegheny County Higher Education Building Authority,                 9/08 at 102.00         BBB          2,069,300
                 Pennsylvania, College Revenue Bonds, Chatham College,
                 Series 1998A, 5.250%, 9/01/18

        2,000   Chester County Industrial Development Authority,                      1/12 at 100.00         AAA          2,104,740
                 Pennsylvania, Educational Facilities Revenue Bonds,
                 Westtown School, Series 2002, 5.000%, 1/01/26 -
                 AMBAC Insured

        3,000   Delaware County Authority, Pennsylvania, Revenue Bonds,              11/10 at 101.00          AA          3,338,850
                 Haverford College, Series 2000, 5.750%, 11/15/29

        1,315   Delaware County Authority, Pennsylvania, Revenue Refunding            8/13 at 100.00         AAA          1,460,163
                 Bonds, Villanova University, Series 2003, 5.250%, 8/01/18 -
                 FGIC Insured

                Delaware County Authority, Pennsylvania, Revenue Bonds,
                Villanova University, Series 2005:
        1,000    5.000%, 8/01/12 - MBIA Insured                                         No Opt. Call         AAA          1,101,830
        1,240    5.000%, 8/01/13 - MBIA Insured                                         No Opt. Call         AAA          1,372,730
        1,305    5.000%, 8/01/16 - MBIA Insured                                       8/15 at 100.00         AAA          1,448,433

        1,000   Harveys Lake General Municipal Authority, Pennsylvania,              11/09 at 100.00           A          1,077,390
                 College Revenue Bonds, College of Misericordia Project,
                 Series 1999, 6.000%, 5/01/19 - ACA Insured

                Indiana County Industrial Development Authority, Pennsylvania,
                Revenue Bonds, Student Cooperative Association Inc./Indiana
                University of Pennsylvania - Student Union Project, Series 1999B:
          815    0.000%, 11/01/15 - AMBAC Insured                                       No Opt. Call         AAA            539,579
          815    0.000%, 11/01/16 - AMBAC Insured                                       No Opt. Call         AAA            513,882
          815    0.000%, 11/01/17 - AMBAC Insured                                       No Opt. Call         AAA            488,650
          815    0.000%, 11/01/18 - AMBAC Insured                                       No Opt. Call         AAA            464,534
          815    0.000%, 11/01/19 - AMBAC Insured                                       No Opt. Call         AAA            441,624

        8,000   Pennsylvania Higher Education Assistance Agency, Capital             11/11 at 100.00         Aaa          8,395,440
                 Acquisition Revenue Refunding Bonds, Series 2001,
                 5.000%, 12/15/30 - MBIA Insured

        3,450   Pennsylvania Higher Educational Facilities Authority,                   No Opt. Call          AA          3,855,065
                 Revenue Bonds, University of Pennsylvania, Series 2005A,
                 5.000%, 9/01/14

        5,000   Pennsylvania Higher Educational Facilities Authority,                 6/12 at 100.00         Aaa          5,448,300
                 General Revenue Bonds, State System of Higher Education,
                 Series 2002W, 5.000%, 6/15/19 - AMBAC Insured

        1,000   Pennsylvania Higher Educational Facilities Authority, Revenue         1/13 at 100.00          A1          1,058,280
                 Bonds, Thomas Jefferson University, Series 2002,
                 5.000%, 1/01/20

        2,945   Pennsylvania Higher Educational Facilities Authority, Revenue         7/13 at 100.00          AA          3,188,522
                 Bonds, Ursinus College, Series 2003, 5.375%, 1/01/20 -
                 RAAI Insured

        5,000   Pennsylvania Higher Educational Facilities Authority, Revenue         7/11 at 100.00          AA          5,281,700
                 Bonds, Moravian College, Series 2001, 5.375%, 7/01/31 -
                 RAAI Insured

        2,000   Pennsylvania State University, General Obligation Refunding             No Opt. Call          AA          2,242,380
                 Bonds, Series 2002, 5.250%, 8/15/12

                Pennsylvania State University, General Revenue Bonds,
                Series 2005:
        1,040    5.000%, 9/01/14                                                        No Opt. Call          AA          1,162,106
        1,560    5.000%, 9/01/15                                                        No Opt. Call          AA          1,748,495


                                       44

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

$       6,000   Swarthmore Borough Authority, Pennsylvania, Swarthmore                9/08 at 100.00         AA+     $    6,155,880
                 College Revenue Bonds, Series 1998, 5.000%, 9/15/28

                Union County, Higher Education Facilities Financing Authority,
                Pennsylvania, Revenue Bonds, Bucknell University, Series 2002A:
        1,665    5.250%, 4/01/18                                                      4/13 at 100.00         Aa3          1,827,471
        1,000    5.250%, 4/01/20                                                      4/13 at 100.00         Aa3          1,105,710

          105   Wilkes-Barre General Municipal Authority, Pennsylvania,              12/05 at 100.00         N/R            105,362
                 College Revenue Refunding Bonds, College of Misericordia,
                 Series 1992B, 7.750%, 12/01/12


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 9.8% (6.5% OF TOTAL INVESTMENTS)

        1,555   Allegheny County Hospital Development Authority,                      4/15 at 100.00        Baa2          1,602,676
                 Pennsylvania, Revenue Bonds, Ohio Valley General Hospital,
                 Series 2005A, 5.125%, 4/01/35

        1,115   Erie County Hospital Authority, Pennsylvania, Revenue Bonds,         11/12 at 100.00         AAA          1,221,862
                 Hamot Health Foundation, Series 2002, 5.250%, 11/01/15 -
                 AMBAC Insured

        1,250   Lehigh County General Purpose Authority, Pennsylvania,               11/14 at 100.00           A          1,335,013
                 Revenue Bonds, Good Shepherd Group, Series 2004A,
                 5.500%, 11/01/24

        2,500   Lehigh County General Purpose Authority, Pennsylvania,                8/13 at 100.00         BBB          2,609,300
                 Hospital Revenue Bonds, St. Luke's Hospital of Bethlehem,
                 Series 2003, 5.375%, 8/15/33

        9,000   Pennsylvania Higher Educational Facilities Authority, Revenue         1/11 at 101.00          A+         10,013,400
                 Bonds, UPMC Health System, Series 2001A, 6.000%, 1/15/31

        2,360   Pennsylvania Higher Educational Facilities Authority,                 8/15 at 100.00         AAA          2,618,090
                 Revenue Bonds, University of Pennsylvania Health Services,
                 Series 2005B, 5.000%, 8/15/16 - FGIC Insured

        1,225   Philadelphia Hospitals and Higher Education Facilities               11/05 at 100.00         BBB          1,248,030
                 Authority, Pennsylvania, Hospital Revenue Bonds, Temple
                 University Hospital, Series 1993A, 6.625%, 11/15/23

        1,615   Sayre Health Care Facility Authority, Pennsylvania, Revenue           7/12 at 100.00         AAA          1,781,797
                 Bonds, Latrobe Area Hospital, Series 2002A,
                 5.250%, 7/01/13 - AMBAC Insured

          960   St. Mary Hospital Authority, Pennsylvania, Health System             11/14 at 100.00          A1          1,019,693
                 Revenue Bonds, Catholic Health East, Series 2004B,
                 5.375%, 11/15/34

        1,500   West Shore Area Hospital Authority, Cumberland County,                1/12 at 100.00        BBB+          1,642,590
                 Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital
                 of the Sisters of Christian Charity Project, Series 2001,
                 6.250%, 1/01/32


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 0.7% (0.5% OF TOTAL INVESTMENTS)

          800   Philadelphia Authority for Industrial Development,                    5/15 at 102.00        Baa2            808,672
                 Pennsylvania, Multifamily Housing Revenue Bonds,
                 Presbyterian Homes Germantown - Morrisville Project,
                 Series 2005A, 5.625%, 7/01/35

          960   Pittsburgh Urban Redevelopment Authority, Pennsylvania,               8/05 at 100.00          A2            961,258
                 Mortgage Revenue Bonds, Series 1992C, 7.125%, 8/01/13
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 3.3% (2.2% OF TOTAL INVESTMENTS)

        5,000   Pennsylvania Housing Finance Agency, Single Family                   10/07 at 101.50         AA+          5,185,200
                 Mortgage Revenue Bonds, Series 1997-59A,
                 5.750%, 10/01/23 (Alternative Minimum Tax)

        2,140   Pittsburgh Urban Redevelopment Authority, Pennsylvania,              10/11 at 100.00         AAA          2,224,402
                 Mortgage Revenue Bonds, Series 2001B, 5.450%, 10/01/32
                 (Alternative Minimum Tax)

          960   Pittsburgh Urban Redevelopment Authority, Pennsylvania,               4/07 at 102.00         AAA            978,576
                 Mortgage Revenue Bonds, Series 1997A, 6.250%, 10/01/28
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 4.3% (2.9% OF TOTAL INVESTMENTS)

        5,000   Pennsylvania Economic Development Financing Authority,                5/11 at 101.00          A3          5,336,900
                 Exempt Facilities Revenue Bonds, Amtrak Project,
                 Series 2001A, 6.375%, 11/01/41 (Alternative Minimum Tax)

        5,000   Pennsylvania Industrial Development Authority, Economic                 No Opt. Call         AAA          5,657,750
                 Development Revenue Bonds, Series 2002,
                 5.500%, 7/01/12 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.6% (1.7% OF TOTAL INVESTMENTS)

        1,500   Cumberland County Municipal Authority, Pennsylvania,                 12/12 at 100.00          AA          1,550,640
                 Revenue Bonds, Presbyterian Homes Inc., Series 2003A,
                 5.000%, 12/01/26 - RAAI Insured


                                       45

                        Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) (continued)
                             Portfolio of INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE (continued)

$       3,225   Montgomery County Higher Education and Health Authority,              1/06 at 101.00         BBB     $    3,277,793
                 Pennsylvania, Mortgage Revenue Bonds, Waverly Heights
                 Ltd., Series 1996, 6.375%, 1/01/26

        1,500   Philadelphia Authority for Industrial Development,                    7/11 at 101.00         AAA          1,608,525
                 Pennsylvania, Revenue Bonds, Philadelphia Corporation for
                 the Aging Project, Series 2001B, 5.250%, 7/01/26 - AMBAC Insured

          230   Philadelphia Authority for Industrial Development,                    5/08 at 102.00         N/R            233,333
                 Pennsylvania, Health Care Facilities Revenue Bonds,
                 Paul's Run, Series 1998A, 5.875%, 5/15/28


------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 0.7% (0.5% OF TOTAL INVESTMENTS)

        1,750   Pennsylvania Economic Development Financing Authority,               11/08 at 102.00         N/R          1,874,058
                 Exempt Facilities Revenue Bonds, National Gypsum
                 Company, Series 1997B, 6.125%, 11/01/27 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 25.5% (17.0% OF TOTAL INVESTMENTS)

        4,000   Allegheny County, Pennsylvania, General Obligation Bonds,               No Opt. Call         AAA          4,522,200
                 Series 2005C-57, 5.250%, 11/01/13 - FGIC Insured

        1,800   Allegheny County, Pennsylvania, General Obligation Bonds,             5/11 at 100.00         AAA          1,950,066
                 Series 2000C-53, 5.250%, 11/01/20 - FGIC Insured

        1,640   Bensalem Township, Pennsylvania, General Obligation Bonds,              No Opt. Call         Aaa          1,825,599
                 Series 2004, 5.000%, 12/01/13 - FGIC Insured

        1,200   Butler County, Pennsylvania, General Obligation Bonds,                7/14 at 100.00         AAA          1,328,172
                 Series 2004, 5.000%, 7/15/16 - FGIC Insured

        2,200   Central Bucks County School District, Pennsylvania,                   5/13 at 100.00         Aaa          2,379,366
                 General Obligation Bonds, Series 2003, 5.000%, 5/15/23 -
                 MBIA Insured

        1,000   Delaware County, Pennsylvania, General Obligation Bonds,             10/09 at 100.00          AA          1,075,300
                 Series 1999, 5.125%, 10/01/19

        1,500   Lehigh County, Pennsylvania, General Obligation Bonds,                  No Opt. Call         AAA          1,641,840
                 Series 2004, 5.000%, 11/15/10 - MBIA Insured

        7,500   Montgomery County, Pennsylvania General Obligation Bonds,             7/09 at 100.00         Aaa          7,929,150
                 Series 1999, 5.000%, 7/15/24

          925   Moon Area School District, Allegheny County, Pennsylvania,              No Opt. Call         AAA          1,040,579
                 General Obligation Bonds, Series 2004, 5.250%, 11/15/12 -
                 FSA Insured

        1,000   New Castle Area School District, Lawrence County,                     3/10 at 100.00         AAA          1,092,120
                 Pennsylvania, General Obligation Bonds, Series 2000,
                 5.600%, 3/01/25 - MBIA Insured

        1,025   Norristown Area School District, Montgomery County,                   3/13 at 100.00         Aaa          1,111,797
                 Pennsylvania, General Obligation Bonds, Series 2003,
                 5.000%, 9/01/19 - FGIC Insured

        2,000   Pennsylvania, General Obligation Bonds,                                 No Opt. Call         AAA          2,191,420
                 First Series 2004, 5.250%, 2/01/10 - MBIA Insured

        4,000   Pennsylvania, General Obligation Bonds,                                 No Opt. Call          AA          4,431,080
                 Third Series 2004, 5.000%, 9/01/12

                Pennsylvania, General Obligation Refunding Bonds,
                Second Series 2002:
        4,000    5.000%, 10/01/11 - FGIC Insured                                        No Opt. Call         AAA          4,413,240
        1,620    5.250%, 10/01/14 - FGIC Insured                                        No Opt. Call         AAA          1,849,910

                Philadelphia, Pennsylvania, General Obligation Bonds,
                Series 2003A:
        1,000    5.000%, 2/15/12 - XLCA Insured                                         No Opt. Call         AAA          1,091,560
        2,585    5.250%, 2/15/13 - XLCA Insured                                         No Opt. Call         AAA          2,877,674

        2,725   Pittsburgh, Pennsylvania, General Obligation Bonds,                     No Opt. Call         AAA          2,969,323
                 Series 2005A, 5.000%, 9/01/11 - MBIA Insured

        3,000   Pittsburgh School District, Allegheny County, Pennsylvania,             No Opt. Call         AAA          3,270,960
                 General Obligation Bonds, Series 2005A, 5.000%, 9/01/10 -
                 FGIC Insured

        3,000   Pittsburgh School District, Allegheny County, Pennsylvania,             No Opt. Call         AAA          3,486,660
                 General Obligation Refunding Bonds, Series 2002A,
                 5.500%, 9/01/15 - FSA Insured

        3,390   Pocono Mountain School District, Monroe County,                       2/13 at 100.00         Aaa          3,718,084
                 Pennsylvania, General Obligation Bonds, Series 2003,
                 5.000%, 2/15/15 - FGIC Insured

        1,590   Red Lion Area School District, York County, Pennsylvania,            10/11 at 100.00         Aaa          1,704,989
                 General Obligation Bonds, Series 2001, 5.000%, 4/15/20 -
                 FSA Insured

        1,230   State Public School Building Authority, Pennsylvania,                11/13 at 100.00         AAA          1,366,555
                 School Revenue Bonds, Conneaut School District,
                 Series 2003, 5.250%, 11/01/21 - FGIC Insured

        1,465   Stroudsburg Area School District, Monroe County,                      4/12 at 100.00         AAA          1,592,851
                 Pennsylvania, General Obligation Bonds, Series 2001A,
                 5.000%, 4/01/18 - FSA Insured


                                       46

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       4,020   Upper Merion Area School District, Montgomery County,                 2/13 at 100.00         Aa2     $    4,438,964
                 Pennsylvania, General Obligation Bonds, Series 2003,
                 5.250%, 2/15/19


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 23.0% (15.4% OF TOTAL INVESTMENTS)

        5,000   Allegheny County Industrial Development Authority,                   11/12 at 100.00         AAA          5,377,450
                 Pennsylvania, Revenue Bonds, Guaranteed County
                 Building Project, Series 2002A, 5.000%, 11/01/22 -
                 MBIA Insured

                Port Authority of Allegheny County, Pennsylvania, Special
                Transportation Revenue Bonds, Series 2001:
        1,000    5.500%, 3/01/17 - FGIC Insured                                       3/11 at 101.00         AAA          1,113,750
        3,500    5.000%, 3/01/29 - FGIC Insured                                       3/11 at 101.00         AAA          3,680,950

        6,000   Delaware Valley Regional Finance Authority, Pennsylvania,               No Opt. Call         Aa3          7,015,020
                 Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17

        8,725   Pennsylvania Intergovernmental Cooperative Authority,                 6/09 at 100.00         AAA          9,008,999
                 Special Tax Revenue Refunding Bonds, Philadelphia
                 Funding Program, Series 1999, 4.750%, 6/15/23 - FGIC Insured

                Pennsylvania Turnpike Commission, Oil Franchise Tax Senior
                Lien Revenue Bonds, Series 2003A:
        1,500    5.250%, 12/01/15 - MBIA Insured                                     12/13 at 100.00         AAA          1,685,295
        2,600    5.250%, 12/01/17 - MBIA Insured                                     12/13 at 100.00         AAA          2,897,154
        2,125    5.250%, 12/01/18 - MBIA Insured                                     12/13 at 100.00         AAA          2,367,866

        3,650   Pennsylvania Turnpike Commission, Registration Fee Revenue            7/11 at 101.00         AAA          3,827,719
                 Bonds, Series 2001, 5.000%, 7/15/41 - AMBAC Insured

       10,935   Philadelphia Authority for Industrial Development,                   10/11 at 101.00         AAA         11,741,019
                 Pennsylvania, Lease Revenue Bonds, Series 2001B,
                 5.250%, 10/01/30 - FSA Insured

        2,700   Philadelphia Municipal Authority, Pennsylvania, Lease                11/13 at 100.00         AAA          2,979,477
                 Revenue Bonds, Series 2003B, 5.250%, 11/15/17 -
                 FSA Insured

        4,000   Pittsburgh and Allegheny Counties Public Auditorium                   8/09 at 101.00         AAA          4,219,840
                 Authority, Pennsylvania, Sales Tax Revenue Bonds,
                 Regional Asset District, Series 1999, 5.000%, 2/01/29 -
                 AMBAC Insured

        1,090   Pittsburgh Urban Redevelopment Authority, Pennsylvania,               5/09 at 100.00          A2          1,172,110
                 Tax Increment Financing District Bonds, Center Triangle
                 Project, Series 1999A, 6.100%, 5/01/19

        1,800   Southeastern Transportation Authority, Pennsylvania, Special          3/09 at 101.00         AAA          1,943,064
                 Revenue Bonds, Series 1999A, 5.250%, 3/01/16 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 8.6% (5.7% OF TOTAL INVESTMENTS)

          630   Delaware River Joint Toll Bridge Commission, Pennsylvania             7/13 at 100.00          A2            691,614
                 and New Jersey, Revenue Bonds, Series 2003,
                 5.250%, 7/01/17

        2,035   Lehigh-Northampton Airport Authority, Pennsylvania,                   5/10 at 100.00         Aaa          2,239,558
                 Airport Revenue Bonds, Lehigh Valley Airport System,
                 Series 2000A, 6.000%, 5/15/30 (Alternative Minimum
                 Tax) - MBIA Insured

        5,400   Pennsylvania Economic Development Financing Authority,                6/12 at 102.00           A          5,872,338
                 Revenue Bonds, Amtrak 30th Street Station Parking
                 Garage, Series 2002, 5.800%, 6/01/23 (Alternative
                 Minimum Tax) - ACA Insured

        2,200   Pennsylvania Turnpike Commission, Turnpike Revenue                   12/11 at 101.00         AAA          2,330,834
                 Bonds, Series 2001R, 5.000%, 12/01/30 - AMBAC Insured

        5,000   Philadelphia Airport System, Pennsylvania, Revenue Bonds,             6/11 at 101.00         AAA          5,275,250
                 Series 2001B, 5.250%, 6/15/31 (Alternative
                 Minimum Tax) - FGIC Insured

        3,250   Philadelphia Parking Authority, Pennsylvania, Airport                 9/09 at 101.00         AAA          3,496,838
                 Parking Revenue Bonds, Series 1999, 5.250%, 9/01/29 -
                 FSA Insured

        1,885   Pittsburgh Public Parking Authority, Pennsylvania, Parking              No Opt. Call         AAA          2,088,033
                 System Revenue Refunding Bonds, Series 2002,
                 5.000%, 12/01/12 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 18.2% (12.2% OF TOTAL INVESTMENTS)

        3,550   Allegheny County, Pennsylvania, General Obligation Bonds,             5/11 at 100.00         AAA          3,944,050
                 Series 2000C-52, 5.250%, 11/01/23 (Pre-refunded
                 to 5/01/11) - FGIC Insured

        1,320   Allegheny County, Pennsylvania, General Obligation                    5/11 at 100.00         AAA          1,466,520
                 Refunding Bonds, Series 2000C-53, 5.250%, 11/01/20
                 (Pre-refunded to 5/01/11) - FGIC Insured

        1,355   Bucks County, Pennsylvania, Bensalem Township School                  7/06 at 100.00         AAA          1,400,365
                 District, General Obligation Bonds, Series 1996,
                 5.850%, 7/15/12 (Pre-refunded to 7/15/06) - FGIC Insured


                                       47

                        Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) (continued)
                             Portfolio of INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** (continued)

$         830   Delaware River Joint Toll Bridge Commission, Pennsylvania             7/13 at 100.00       A2***     $      933,393
                 and New Jersey, Revenue Bonds, Series 2003,
                 5.250%, 7/01/17 (Pre-refunded to 7/01/13)

        6,275   Hempfield Area School District, Westmoreland County,                  2/12 at 100.00         AAA          7,063,767
                 Pennsylvania, General Obligation Bonds, Series 2002,
                 5.375%, 2/15/18 (Pre-refunded to 2/15/12) - FGIC Insured

        1,450   Indiana County Industrial Development Authority,                     11/06 at 100.00         AAA          1,511,031
                 Pennsylvania, Revenue Bonds, Student Cooperative
                 Association Inc./Indiana University of Pennsylvania - Student
                 Union Project, Series 1999A, 5.875%, 11/01/29 (Pre-refunded to
                 11/01/06) - AMBAC Insured

        1,000   Pennsylvania, General Obligation Bonds, Second Series 2001,           9/11 at 101.00       AA***          1,108,910
                 5.000%, 9/15/15 (Pre-refunded to 9/15/11)

          760   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                    No Opt. Call         AAA            942,256
                 Twelfth Series 1990B, 7.000%, 5/15/20 - MBIA Insured

        3,400   Philadelphia School District, Pennsylvania, General Obligation        8/12 at 100.00         AAA          3,898,508
                 Bonds, Series 2002B, 5.625%, 8/01/18 (Pre-refunded to
                 8/01/12) - FGIC Insured

        6,100   Plum Borough School District, Allegheny County,                       9/11 at 100.00         AAA          6,752,395
                 Pennsylvania, General Obligation Bonds, Series 2001,
                 5.250%, 9/15/30 (Pre-refunded to 9/15/11) - FGIC Insured

        2,000   Sto Rox School District, Allegheny County, Pennsylvania,             12/10 at 100.00         AAA          2,272,340
                 General Obligation Bonds, Series 2000, 5.800%, 6/15/30
                 (Pre-refunded to 12/15/10) - MBIA Insured

        3,000   Warrington Township Municipal Authority, Bucks County,               11/15 at 100.00         AAA          3,793,740
                 Pennsylvania, Water and Sewer Revenue Bonds,
                 Series 1991, 7.100%, 12/01/21 (Pre-refunded to
                 11/15/15) - FGIC Insured

        5,450   West View Borough Municipal Authority, Allegheny County,                No Opt. Call         AAA          7,250,735
                 Pennsylvania, Special Obligation Bonds, Series 1985A,
                 9.500%, 11/15/14

                Wilkes-Barre Area School District, Luzerne County,
                Pennsylvania, General Obligation Bonds, Series 2003A:
        1,700    5.250%, 4/01/19 (Pre-refunded to 4/01/14) - MBIA Insured             4/14 at 100.00         AAA          1,927,324
        2,050    5.250%, 4/01/20 (Pre-refunded to 4/01/14) -MBIA Insured              4/14 at 100.00         AAA          2,324,126


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 10.9% (7.3% OF TOTAL INVESTMENTS)

        1,250   Allegheny County Industrial Development Authority,                      No Opt. Call         AAA          1,310,587
                 Pennsylvania, Pollution Control Revenue Refunding Bonds,
                 Duquesne Light Company Project, Series 1999A,
                 4.350%, 12/01/13 - AMBAC Insured

        1,820   Beaver Falls Municipal Authority, Pennsylvania, Water                   No Opt. Call         AAA          2,008,770
                 and Hydroelectric Revenue Bonds, Series 2002A,
                 5.000%, 6/01/12 - AMBAC Insured

        2,320   Carbon County Industrial Development Authority,                         No Opt. Call        BBB-          2,527,408
                 Pennsylvania, Resource Recovery Revenue Refunding
                 Bonds, Panther Creek Partners Project, Series 2000,
                 6.650%, 5/01/10 (Alternative Minimum Tax)

        4,000   Lehigh County Industrial Development Authority,                       8/05 at 102.00         AAA          4,092,320
                 Pennsylvania, Pollution Control Revenue Refunding Bonds,
                 Pennsylvania Power and Light Company, Series 1995A,
                 6.150%, 8/01/29 (Pre-refunded to 8/01/05) - MBIA Insured (a)

        2,430   Lehigh County Industrial Development Authority,                       2/15 at 100.00         AAA          2,514,370
                 Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania
                 Power and Light Company, Series 2005, 4.750%, 2/15/27 -
                 FGIC Insured (a)

        3,500   Montgomery County Industrial Development Authority,                     No Opt. Call         AAA          3,929,940
                 Pennsylvania, Resource Recovery Revenue Refunding Bonds,
                 Montgomery County Montenay Project, Series 2002A,
                 5.250%, 11/01/13 - MBIA Insured

        2,000   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  7/13 at 100.00         AAA          2,210,520
                 General Ordinance, Seventeenth Series 2003,
                 5.375%, 7/01/19 - FSA Insured

          700   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  9/14 at 100.00         AAA            741,937
                 General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 -
                 FSA Insured

          680   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                    No Opt. Call         AAA            742,764
                 Eighteenth Series 2004, 5.000%, 8/01/13 - AGC Insured

        3,500   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  7/09 at 101.00         AAA          3,833,095
                 General Ordinance, Sixteenth Series 1999, 5.500%, 7/01/13 -
                 FSA Insured

        3,700   York County Industrial Development Authority, Pennsylvania,           3/12 at 101.00        Baa1          3,932,915
                 Pollution Control Revenue Refunding Bonds, PSEG Power
                 Project, Series 2001A, 5.500%, 9/01/20


                                       48

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 17.3% (11.6% OF TOTAL INVESTMENTS)

$       2,205   Bethlehem Authority, Northhampton and Lehigh Counties,               11/14 at 100.00         AAA     $    2,403,781
                 Pennsylvania, Guaranteed Water Revenue Bonds,
                 Series 2004, 5.000%, 11/15/20 - FSA Insured

        1,000   Bucks County Water and Sewerage Authority, Pennsylvania,             12/06 at 100.00         AAA          1,036,300
                 Collection System Revenue Bonds, Series 1996,
                 5.550%, 12/01/17 - FGIC Insured

                Bucks County Water and Sewerage Authority, Pennsylvania,
                Sewerage System Revenue Bonds, Neshaminy Interceptor Project,
                Series 2004:
          655    5.250%, 6/01/14 - FSA Insured                                          No Opt. Call         AAA            743,117
          530    5.250%, 6/01/15 - FSA Insured                                          No Opt. Call         AAA            604,195

        5,000   Delaware County Industrial Development Authority,                    10/12 at 100.00         AAA          5,310,350
                 Pennsylvania, Water Facilities Revenue Bonds, Philadelphia
                 Water Company, Series 2001, 5.350%, 10/01/31
                 (Alternative Minimum Tax) - AMBAC Insured

                Delaware County Regional Water Quality Control Authority,
                Pennsylvania, Sewerage Revenue Bonds, Series 2001A:
        5,325    5.100%, 5/01/20 - FGIC Insured                                      11/11 at 100.00         AAA          5,747,379
        1,465    5.100%, 5/01/21 - FGIC Insured                                      11/11 at 100.00         AAA          1,581,204

        1,400   Delaware County Regional Water Quality Control Authority,             5/14 at 100.00         Aaa          1,551,634
                 Pennsylvania, Sewerage Revenue Bonds, Series 2004,
                 5.250%, 5/01/20 - MBIA Insured

        5,000   Erie, Pennsylvania, Water Authority, Water Revenue Bonds,            12/11 at 100.00         AAA          5,362,000
                 Series 2001A, 5.200%, 12/01/30 - MBIA Insured

        2,000   Harrisburg Authority, Dauphin County, Pennsylvania,                   7/14 at 100.00         AAA          2,151,240
                 Water Revenue Refunding Bonds, Series 2004,
                 5.000%, 7/15/22 - FSA Insured

        1,540   Hempfield Township Municipal Authority, Westmoreland                    No Opt. Call         Aaa          1,726,078
                 County, Pennsylvania, Guaranteed Sewerage Revenue
                 Bonds, Series 2005, 5.000%, 9/01/15 - FSA Insured

        1,250   Lancaster Area Sewer Authority, Pennsylvania, Sewer                   4/14 at 100.00         AAA          1,355,400
                  Revenue Bonds, Series 2004, 5.000%, 4/01/20 - MBIA Insured

        1,000   Lower Bucks County Joint Municipal Authority, Pennsylvania,          11/08 at 100.00         Aaa          1,058,590
                  Water and Sewerage Revenue Bonds, Series 1998,
                  5.000%, 11/15/15 - FSA Insured

                Philadelphia, Pennsylvania, Water and Wastewater Revenue
                Bonds, Series 2001A:
        5,525    5.375%, 11/01/20 - FGIC Insured                                     11/12 at 100.00         AAA          6,110,811
        5,000    5.000%, 11/01/31 - FGIC Insured                                     11/12 at 100.00         AAA          5,271,000

        2,150   Philadelphia, Pennsylvania, Water and Wastewater Revenue              7/15 at 100.00         AAA          2,321,204
                 Bonds, Series 2005A, 5.000%, 7/01/23 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
$     353,645   Total Long-Term Investments (cost $359,713,911) - 149.6%                                                383,426,749
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.9%                                                                      4,938,096
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.5)%                                                       (132,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  256,364,845
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (a) The issuer has received a preliminary adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

                                 See accompanying notes to financial statements.

                        Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY)
                        Portfolio of
                                INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 17.4% (11.6% OF TOTAL INVESTMENTS)

$       1,245   Allegheny County Higher Education Building Authority,                 3/14 at 100.00         AAA     $    1,354,884
                 Pennsylvania, Revenue Bonds, Duquesne University,
                 Series 2004A, 5.000%, 3/01/19 - FGIC Insured

          900   Allegheny County Higher Education Building Authority,                 2/06 at 102.00        Baa3            932,427
                 Pennsylvania, College Revenue Bonds, Robert Morris
                 College, Series 1996A, 6.250%, 2/15/26

          200   Allegheny County Higher Education Building Authority,                   No Opt. Call        Baa3            226,590
                 Pennsylvania, College Revenue Refunding Bonds,
                 Robert Morris College, Series 1998A, 6.000%, 5/01/28

        1,045   Allegheny County Higher Education Building Authority,                 5/09 at 102.00           A          1,079,704
                 Pennsylvania, College Revenue Bonds, Thiel College,
                 Series 1999A, 5.375%, 11/15/29 - ACA Insured

        3,000   Chester County Health and Education Facilities Authority,            10/08 at 102.00        BBB-          3,082,470
                 Pennsylvania, College Revenue Bonds, Immaculata College,
                 Series 1998, 5.625%, 10/15/27

                Delaware County Authority, Pennsylvania, Revenue Refunding
                Bonds, Villanova University, Series 2003:
        1,705    5.250%, 8/01/19 - FGIC Insured                                       8/13 at 100.00         AAA          1,889,447
        1,350    5.250%, 8/01/20 - FGIC Insured                                       8/13 at 100.00         AAA          1,496,043
        1,000    5.250%, 8/01/21 - FGIC Insured                                       8/13 at 100.00         AAA          1,108,180

        3,060   Indiana County Industrial Development Authority,                     11/14 at 100.00         AAA          3,285,185
                 Pennsylvania, Revenue Bonds, Student Cooperative
                 Association Inc./Indiana University of Pennsylvania - Student
                 Union Project, Series 2004, 5.000%, 11/01/24 -
                 AMBAC Insured

        2,500   Montgomery County Industrial Development Authority,                   8/15 at 100.00         Aaa          2,696,625
                 Pennsylvania, Revenue Bonds, Hill School, Series 2005,
                 5.000%, 8/15/25 - MBIA Insured

        1,000   Pennsylvania Higher Educational Facilities Authority,                 5/08 at 101.00         Aaa          1,059,770
                 Revenue Bonds, LaSalle University, Series 1998,
                 5.250%, 5/01/23 - MBIA Insured

        2,100   Pennsylvania Higher Educational Facilities Authority,                 6/10 at 100.00          AA          2,308,908
                 Revenue Bonds, Philadelphia University, Series 2000,
                 6.000%, 6/01/29 - RAAI Insured

        1,500   Pennsylvania Higher Educational Facilities Authority,                 7/11 at 101.00         AAA          1,579,470
                 Revenue Bonds, Temple University, Series 2001,
                 5.000%, 7/15/31 - MBIA Insured

        4,085   Pennsylvania Higher Educational Facilities Authority,                 6/12 at 100.00         Aaa          4,451,261
                 General Revenue Bonds, State System of Higher Education,
                 Series 2002W, 5.000%, 6/15/19 - AMBAC Insured

        5,750   Pennsylvania Higher Educational Facilities Authority, Revenue         1/13 at 100.00          A1          6,020,825
                 Bonds, Thomas Jefferson University, Series 2002,
                 5.000%, 1/01/32

        1,000   Pennsylvania Higher Educational Facilities Authority,                 5/15 at 100.00         AAA          1,023,230
                 Revenue Bonds, University of Pennsylvania Sciences,
                 Series 2005A, 4.750%, 11/01/33 - XLCA Insured

        1,310   Pennsylvania Higher Educational Facilities Authority,                 7/13 at 100.00          AA          1,421,953
                 Revenue Bonds, Ursinus College, Series 2003,
                 5.500%, 1/01/24 - RAAI Insured

                State Public School Building Authority, Pennsylvania, College
                Revenue Bonds, Montgomery County Community College Project,
                Series 2005:
        1,545    5.000%, 5/01/18 - AMBAC Insured                                      5/15 at 100.00         Aaa          1,691,250
        1,625    5.000%, 5/01/19 - AMBAC Insured                                     11/05 at 100.00         Aaa          1,770,470

          750   Union County, Higher Education Facilities Financing                   4/13 at 100.00         Aa3            829,283
                 Authority, Pennsylvania, Revenue Bonds, Bucknell
                 University, Series 2002A, 5.250%, 4/01/19

        2,500   West Cornwall Township Municipal Authority, Pennsylvania,            12/11 at 100.00        BBB+          2,680,475
                 College Revenue Bonds, Elizabethtown College Project,
                 Series 2001, 5.900%, 12/15/18

          270   Wilkes-Barre General Municipal Authority, Pennsylvania,              12/05 at 100.00         N/R            270,932
                 College Revenue Refunding Bonds, College of Misericordia,
                 Series 1992B, 7.750%, 12/01/12


                                       50

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 19.0% (12.6% OF TOTAL INVESTMENTS)

$       1,455   Allegheny County Hospital Development Authority,                      4/15 at 100.00        Baa2     $    1,499,610
                 Pennsylvania, Revenue Bonds, Ohio Valley General
                 Hospital, Series 2005A, 5.125%, 4/01/35

        8,500   Allegheny County Hospital Development Authority,                      5/06 at 102.00         AAA          8,853,430
                 Pennsylvania, Revenue Bonds, South Hills Health
                 System, Series 1996A, 5.875%, 5/01/26 - MBIA Insured

       14,000   Allegheny County Hospital Development Authority,                      4/07 at 102.00         AAA         14,832,860
                 Pennsylvania, Revenue Bonds, University of Pittsburgh
                 Medical Center System, Series 1997A, 5.625%, 4/01/27 -
                 MBIA Insured

        1,230   Erie County Hospital Authority, Pennsylvania, Revenue                11/12 at 100.00         AAA          1,344,009
                 Bonds, Hamot Health Foundation, Series 2002,
                 5.250%, 11/01/16 - AMBAC Insured

        5,000   Lebanon County Health Facilities Authority, Pennsylvania,            11/12 at 101.00        BBB+          5,433,850
                 Revenue Bonds, Good Samaritan Hospital Project,
                 Series 2002, 5.900%, 11/15/28

        1,250   Lehigh County General Purpose Authority, Pennsylvania,               11/14 at 100.00           A          1,335,013
                 Revenue Bonds, Good Shepherd Group, Series 2004A,
                 5.500%, 11/01/24

        2,400   Lehigh County General Purpose Authority, Pennsylvania,                8/13 at 100.00         BBB          2,504,928
                 Hospital Revenue Bonds, St. Luke's Hospital of Bethlehem,
                 Series 2003, 5.375%, 8/15/33

        1,765   Pennsylvania Higher Educational Facilities Authority,                 8/15 at 100.00         AAA          1,958,020
                 Revenue Bonds, University of Pennsylvania Health
                 Services, Series 2005B, 5.000%, 8/15/16 - FGIC Insured

                Pottsville Hospital Authority, Pennsylvania, Hospital Revenue
                Bonds, Pottsville Hospital and Warne Clinic, Series 1998:
        2,000    5.500%, 7/01/18                                                      7/08 at 100.00        BBB-          1,990,820
        2,000    5.625%, 7/01/24                                                      7/08 at 100.00        BBB-          1,953,260

                Sayre Health Care Facility Authority, Pennsylvania, Revenue
                Bonds, Latrobe Area Hospital, Series 2002A:
        1,700    5.250%, 7/01/14 - AMBAC Insured                                      7/12 at 100.00         AAA          1,867,841
        1,200    5.250%, 7/01/15 - AMBAC Insured                                      7/12 at 100.00         AAA          1,311,504

        1,015   St. Mary Hospital Authority, Pennsylvania, Health System             11/14 at 100.00          A1          1,078,113
                 Revenue Bonds, Catholic Health East, Series 2004B,
                 5.375%, 11/15/34


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 3.0% (2.0% OF TOTAL INVESTMENTS)

        4,345   Bucks County Redevelopment Authority, Pennsylvania,                   8/05 at 100.00        Baa2          4,350,344
                 Section 8 Assisted Second Lien Multifamily Mortgage
                 Revenue Bonds, Country Commons Apartments,
                 Series 1993A, 6.200%, 8/01/14 (Alternative Minimum Tax)

        2,000   Delaware County Industrial Development Authority,                     4/12 at 100.00         AAA          2,101,540
                 Pennsylvania, Multifamily Housing Revenue Bonds, Darby
                 Townhouses Project, Series 2002A, 5.500%, 4/01/32
                 (Alternative Minimum Tax) (Mandatory put 4/01/22)

          740   Philadelphia Authority for Industrial Development,                    5/15 at 102.00        Baa2            748,022
                 Pennsylvania, Multifamily Housing Revenue Bonds,
                 Presbyterian Homes Germantown - Morrisville Project,
                 Series 2005A, 5.625%, 7/01/35


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 3.2% (2.1% OF TOTAL INVESTMENTS)

        1,230   Allegheny County Residential Finance Authority,                      11/10 at 100.00         Aaa          1,296,076
                 Pennsylvania, GNMA Mortgage-Backed Securities
                 Program Single Family Mortgage Revenue Bonds,
                 Series 2000II-2, 5.900%, 11/01/32 (Alternative
                 Minimum Tax)

        1,120   Pennsylvania Housing Finance Agency, Single Family                      No Opt. Call         AA+          1,149,714
                 Mortgage Revenue Bonds, Series 1996-47,
                 6.750%, 10/01/06 (Alternative Minimum Tax)

        1,365   Pennsylvania Housing Finance Agency, Single Family                    4/07 at 101.50         AA+          1,408,857
                 Mortgage Revenue Bonds, Series 1997-58A,
                 5.950%, 10/01/28 (Alternative Minimum Tax)

        1,645   Pennsylvania Housing Finance Agency, Single Family                   10/07 at 101.50         AA+          1,655,923
                 Mortgage Revenue Bonds, Series 1997-59A,
                 5.700%, 4/01/17 (Alternative Minimum Tax)

          555   Pennsylvania Housing Finance Agency, Single Family                    6/08 at 101.50         AA+            577,744
                 Mortgage Revenue Bonds, Series 1998-62A,
                 5.500%, 10/01/22 (Alternative Minimum Tax)

                Pittsburgh Urban Redevelopment Authority, Pennsylvania,
                Mortgage Revenue Bonds, Series 1997A:
          845    6.150%, 10/01/16 (Alternative Minimum Tax)                           4/07 at 102.00         AAA            870,282
          765    6.200%, 10/01/21 (Alternative Minimum Tax)                           4/07 at 102.00         AAA            798,247


                                       51

                        Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY) (continued)
                             Portfolio of INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 3.0% (2.0% OF TOTAL INVESTMENTS)

$       2,000   New Morgan Industrial Development Authority, Pennsylvania,           10/05 at 101.00         BB-     $    2,000,920
                 Solid Waste Disposal Revenue Bonds, New Morgan Landfill
                 Company Inc., Series 1994, 6.500%, 4/01/19
                 (Alternative Minimum Tax)

        2,000   Pennsylvania Economic Development Financing Authority,                5/11 at 101.00          A3          2,133,120
                 Exempt Facilities Revenue Bonds, Amtrak Project,
                 Series 2001A, 6.250%, 11/01/31 (Alternative Minimum Tax)

        2,750   Pennsylvania Industrial Development Authority, Economic               7/12 at 101.00         AAA          3,104,145
                 Development Revenue Bonds, Series 2002,
                 5.500%, 7/01/17 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.3% (2.8% OF TOTAL INVESTMENTS)

        1,000   Cumberland County Municipal Authority, Pennsylvania,                 12/12 at 100.00          AA          1,040,160
                 Revenue Bonds, Presbyterian Homes Inc., Series 2003A,
                 5.000%, 12/01/22 - RAAI Insured

        1,835   Dormitory Authority of the State of New York, Insured                 7/15 at 100.00         AAA          1,968,625
                 Revenue Bonds, NYSARC Inc., Series 2005A,
                 5.000%, 7/01/34 (DD, settling 7/1/05) - FSA Insured

        1,230   Pennsylvania Economic Development Financing Authority,                6/08 at 100.00         BB+          1,057,123
                 Revenue Bonds, Northwestern Human Services Inc.,
                 Series 1998A, 5.250%, 6/01/28

                Pennsylvania Economic Development Financing Authority,
                Revenue Bonds, Dr. Gertrude A. Barber Center Inc., Series 2000:
        1,000    6.150%, 12/01/20 - RAAI Insured                                      8/05 at 100.00          AA          1,002,370
        2,000    5.900%, 12/01/30 - RAAI Insured                                     12/10 at 100.00          AA          2,199,260

                Philadelphia Authority for Industrial Development, Pennsylvania,
                Health Care Facilities Revenue Bonds, Paul's Run, Series 1998A:
        1,350    5.750%, 5/15/18                                                      5/08 at 102.00         N/R          1,367,037
        1,650    5.875%, 5/15/28                                                      5/08 at 102.00         N/R          1,673,909


------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 2.2% (1.6% OF TOTAL INVESTMENTS)

          500   Erie County Industrial Development Authority, Pennsylvania,           9/10 at 101.00         BBB            536,630
                 Environmental Improvement Revenue Refunding Bonds,
                 Series 2000B, 6.000%, 9/01/16 (Alternative Minimum Tax)

        4,500   Pennsylvania Economic Development Financing Authority,               11/08 at 102.00         N/R          4,819,005
                 Exempt Facilities Revenue Bonds, National Gypsum
                 Company, Series 1997B, 6.125%, 11/01/27 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 32.1% (21.4% OF TOTAL INVESTMENTS)

        3,695   Allegheny County, Pennsylvania, General Obligation Bonds,               No Opt. Call         AAA          4,177,382
                 Series 2005C-57, 5.250%, 11/01/13 - FGIC Insured

        1,200   Butler County, Pennsylvania, General Obligation Bonds,                7/14 at 100.00         AAA          1,328,172
                 Series 2004, 5.000%, 7/15/16 - FGIC Insured

        2,120   Central Bucks County School District, Pennsylvania, General           5/13 at 100.00         Aaa          2,292,844
                 Obligation Bonds, Series 2003, 5.000%, 5/15/23 -
                 MBIA Insured

        3,325   Cumberland Valley School District, Cumberland County,                11/15 at 100.00         Aaa          3,714,225
                 Pennsylvania, General Obligation Bonds, Series 2005,
                 5.000%, 11/15/16 (WI, settling 7/15/05) - FSA Insured

                Harrisburg Redevelopment Authority, Dauphin County,
                Pennsylvania, Guaranteed Revenue Bonds, Series 1998B:
        1,750    0.000%, 5/01/22 - FSA Insured                                         5/16 at 75.56         AAA            810,390
        2,750    0.000%, 11/01/22 - FSA Insured                                        5/16 at 73.64         AAA          1,241,020
        2,750    0.000%, 5/01/23 - FSA Insured                                         5/16 at 71.71         AAA          1,200,925

        1,500   Lehigh County, Pennsylvania, General Obligation Bonds,                  No Opt. Call         AAA          1,641,840
                 Series 2004, 5.000%, 11/15/10 - MBIA Insured

        2,080   Meadville, Crawford County, Pennsylvania, General Obligation         10/15 at 100.00         Aaa          2,230,779
                 Bonds, Series 2005, 5.000%, 10/01/25 - XLCA Insured

          985   Moon Area School District, Allegheny County, Pennsylvania,              No Opt. Call         AAA          1,108,076
                 General Obligation Bonds, Series 2004, 5.250%, 11/15/12 -
                 FSA Insured

        1,000   New Castle Area School District, Lawrence County,                     3/10 at 100.00         AAA          1,092,120
                 Pennsylvania, General Obligation Bonds, Series 2000,
                 5.600%, 3/01/25 - MBIA Insured


                                       52

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Norristown Area School District, Montgomery County,
                Pennsylvania, General Obligation Bonds, Series 2003:
$       1,000    5.000%, 9/01/19 - FGIC Insured                                       3/13 at 100.00         Aaa     $    1,084,680
        1,000    5.000%, 9/01/20 - FGIC Insured                                       3/13 at 100.00         Aaa          1,084,680
        1,735    5.000%, 9/01/21 - FGIC Insured                                       3/13 at 100.00         Aaa          1,881,920
        2,000    5.000%, 9/01/22 - FGIC Insured                                       3/13 at 100.00         Aaa          2,169,360
        2,270    5.000%, 9/01/23 - FGIC Insured                                       3/13 at 100.00         Aaa          2,457,025
        2,600    5.000%, 9/01/24 - FGIC Insured                                       3/13 at 100.00         Aaa          2,800,564

        3,500   Pennsylvania, General Obligation Refunding Bonds, Second                No Opt. Call         AAA          3,852,625
                 Series 2003, 5.000%, 7/01/11 - MBIA Insured

        4,250   Pennsylvania, General Obligation Bonds, Third Series 2004,              No Opt. Call          AA          4,708,023
                 5.000%, 9/01/12

                Pennsylvania, General Obligation Refunding Bonds, Second
                Series 2002:
        3,500    5.000%, 10/01/11 - FGIC Insured                                        No Opt. Call         AAA          3,861,585
        1,600    5.250%, 10/01/14 - FGIC Insured                                        No Opt. Call         AAA          1,827,072

                Philadelphia, Pennsylvania, General Obligation Bonds,
                Series 2003A:
        1,000    5.000%, 2/15/12 - XLCA Insured                                         No Opt. Call         AAA          1,091,560
        2,000    5.250%, 2/15/13 - XLCA Insured                                         No Opt. Call         AAA          2,226,440

        2,000   Philadelphia School District, Pennsylvania, General Obligation          No Opt. Call         AAA          2,247,440
                 Refunding Bonds, Series 1995A, 6.250%, 9/01/09 -
                 AMBAC Insured

        3,045   Pittsburgh School District, Allegheny County, Pennsylvania,             No Opt. Call         AAA          3,320,024
                 General Obligation Bonds, Series 2005A, 5.000%, 9/01/10 -
                 FGIC Insured

        1,000   Pittsburgh School District, Allegheny County, Pennsylvania,             No Opt. Call         AAA          1,150,420
                 General Obligation Refunding Bonds, Series 2002A,
                 5.500%, 9/01/14 - FSA Insured

        3,300   Pocono Mountain School District, Monroe County,                       2/13 at 100.00         Aaa          3,619,374
                 Pennsylvania, General Obligation Bonds, Series 2003,
                 5.000%, 2/15/15 - FGIC Insured

                State Public School Building Authority, Berkes County,
                Pennsylvania, School Revenue Bonds, Brandywine Heights Area
                School District, Series 2003:
        2,930    5.000%, 2/01/20 - FGIC Insured                                       2/13 at 100.00         Aaa          3,175,827
        1,955    5.000%, 2/01/21 - FGIC Insured                                       2/13 at 100.00         Aaa          2,119,025

                State Public School Building Authority, Pennsylvania, School
                Revenue Bonds, Conneaut School District, Series 2003:
        1,000    5.250%, 11/01/21 - FGIC Insured                                     11/13 at 100.00         AAA          1,111,020
          490    5.250%, 11/01/22 - FGIC Insured                                     11/13 at 100.00         AAA            544,400

        2,550   State Public School Building Authority, Pennsylvania,                 5/13 at 100.00         Aaa          2,530,671
                 School Revenue Bonds, York City School District,
                 Series 2003, 4.000%, 5/01/21 - FSA Insured

        4,050   State Public School Building Authority, Pennsylvania,                 6/13 at 100.00         AAA          4,278,785
                 Lease Revenue Bonds, Philadelphia School District Project,
                 Series 2003, 5.000%, 6/01/33 - FSA Insured

        1,535   Stroudsburg Area School District, Monroe County,                      4/12 at 100.00         AAA          1,668,959
                 Pennsylvania, General Obligation Bonds, Series 2001A,
                 5.000%, 4/01/19 - FSA Insured

        2,005   Woodland Hills School District, Allegheny County,                       No Opt. Call         AAA          2,247,264
                 Pennsylvania, General Obligation Bonds, Series 2005C,
                 5.000%, 9/01/15 (WI, settling 7/20/05) - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 10.6% (7.1% OF TOTAL INVESTMENTS)

        4,060   Delaware Valley Regional Finance Authority, Pennsylvania,             4/06 at 100.00         AAA          4,155,004
                 Local Government Revenue Bonds, Series 1996A,
                 6.000%, 4/15/26 - AMBAC Insured

        1,500   Erie County Convention Center Authority, Pennsylvania,                1/15 at 100.00         AAA          1,597,770
                 Convention Center Revenue Bonds, Series 2005,
                 5.000%, 1/15/36 - FGIC Insured

                Pennsylvania Turnpike Commission, Oil Franchise Tax Senior
                Lien Revenue Bonds, Series 2003A:
        1,000    5.250%, 12/01/15 - MBIA Insured                                     12/13 at 100.00         AAA          1,123,530
        2,400    5.250%, 12/01/17 - MBIA Insured                                     12/13 at 100.00         AAA          2,674,296
        2,000    5.250%, 12/01/18 - MBIA Insured                                     12/13 at 100.00         AAA          2,228,580

        7,015   Philadelphia Municipal Authority, Pennsylvania, Lease                11/13 at 100.00         AAA          7,741,123
                 Revenue Bonds, Series 2003B, 5.250%, 11/15/17 -
                 FSA Insured


                                       53

                        Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY) (continued)
                             Portfolio of INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,405   Puerto Rico, Highway Revenue Bonds, Highway and                         No Opt. Call         AAA     $    2,861,685
                 Transportation Authority, Series 2003AA, 5.500%, 7/01/19 -
                 MBIA Insured

        1,000   Southeastern Transportation Authority, Pennsylvania,                  3/09 at 101.00         AAA          1,079,480
                 Special Revenue Bonds, Series 1999A, 5.250%, 3/01/16 -
                 FGIC Insured

                York County School of Technology Authority, Pennsylvania,
                Lease Revenue Bonds, Series 2003:
        1,000    5.375%, 2/15/20 - FGIC Insured                                       2/13 at 100.00         Aaa          1,108,950
        1,000    5.500%, 2/15/22 - FGIC Insured                                       2/13 at 100.00         Aaa          1,122,120


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 15.9% (10.6% OF TOTAL INVESTMENTS)

        2,300   Allegheny County, Pennsylvania, Airport Revenue Refunding             1/08 at 101.00         AAA          2,405,179
                 Bonds, Pittsburgh International Airport, Series 1997A,
                 5.250%, 1/01/16 (Alternative Minimum Tax) - MBIA Insured

          650   Delaware River Joint Toll Bridge Commission, Pennsylvania             7/13 at 100.00          A2            713,570
                 and New Jersey, Revenue Bonds, Series 2003,
                 5.250%, 7/01/17

        4,600   Pennsylvania Economic Development Financing Authority,                6/12 at 102.00           A          4,979,776
                 Revenue Bonds, Amtrak 30th Street Station Parking
                 Garage, Series 2002, 5.875%, 6/01/33 (Alternative
                 Minimum Tax) - ACA Insured

        3,575   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,            12/11 at 101.00         AAA          3,787,605
                 Series 2001R, 5.000%, 12/01/30 - AMBAC Insured

       10,000   Philadelphia Authority for Industrial Development,                    7/11 at 101.00         AAA         10,452,300
                 Pennsylvania, Airport Revenue Bonds, Philadelphia
                 Airport System Project, Series 2001A, 5.250%, 7/01/28
                 (Alternative Minimum Tax) - FGIC Insured

        6,525   Pittsburgh and Allegheny County Sports and Exhibition                12/06 at 100.00         Aaa          6,724,404
                 Authority, Pennsylvania, Parking Revenue Bonds,
                 Series 2001A, 5.350%, 12/01/26 - AMBAC Insured

        2,355   Scranton Parking Authority, Pennsylvania, Guaranteed                  9/13 at 100.00         AAA          2,497,101
                 Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 -
                 FGIC Insured

        6,700   Susquehanna Area Regional Airport Authority, Pennsylvania,            1/13 at 100.00         Aaa          7,052,889
                 Airport System Revenue Bonds, Series 2003B,
                 5.000%, 1/01/33 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 7.6% (5.1% OF TOTAL INVESTMENTS)

                Butler County, Pennsylvania, General Obligation Bonds,
                Series 2003:
        1,000    5.250%, 7/15/19 (Pre-refunded to 7/15/13) - FGIC Insured             7/13 at 100.00         AAA          1,128,600
        1,000    5.250%, 7/15/21 (Pre-refunded to 7/15/13) - FGIC Insured             7/13 at 100.00         AAA          1,128,600
        1,200    5.250%, 7/15/23 (Pre-refunded to 7/15/13) - FGIC Insured             7/13 at 100.00         AAA          1,354,320

          850   Delaware River Joint Toll Bridge Commission, Pennsylvania             7/13 at 100.00       A2***            955,884
                 and New Jersey, Revenue Bonds, Series 2003,
                 5.250%, 7/01/17 (Pre-refunded to 7/01/13)

        2,110   Fayette County, Pennsylvania, General Obligation Bonds,              11/10 at 100.00         AAA          2,375,733
                 Series 2000, 5.625%, 11/15/28 (Pre-refunded to
                 11/15/10) - AMBAC Insured

        1,225   Pennsylvania Higher Educational Facilities Authority,                   No Opt. Call         Aaa          1,456,317
                 College Revenue Bonds, Ninth Series 1976, 7.625%, 7/01/15

                Philadelphia Hospitals and Higher Education Facilities
                Authority, Pennsylvania, Hospital Revenue Bonds, Presbyterian
                Medical Center of Philadelphia, Series 1993:
        1,000    6.500%, 12/01/11                                                       No Opt. Call         AAA          1,136,930
        3,740    6.650%, 12/01/19                                                       No Opt. Call         AAA          4,673,803

          865   State Public School Building Authority, Pennsylvania,                11/13 at 100.00         AAA            961,032
                 School Revenue Bonds, Conneaut School District,
                 Series 2003, 5.250%, 11/01/22 (Pre-refunded
                 to 11/01/13) - FGIC Insured

        1,650   West View Borough Municipal Authority, Allegheny                        No Opt. Call         AAA          2,195,177
                 County, Pennsylvania, Special Obligation Bonds,
                 Series 1985A, 9.500%, 11/15/14

        1,000   Wilkes-Barre Area School District, Luzerne County,                    4/14 at 100.00         AAA          1,133,720
                 Pennsylvania, General Obligation Bonds, Series 2003A,
                 5.250%, 4/01/19 (Pre-refunded to 4/01/14) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 15.9% (10.6% OF TOTAL INVESTMENTS)

        1,125   Allegheny County Industrial Development Authority,                      No Opt. Call         AAA          1,179,529
                 Pennsylvania, Pollution Control Revenue Refunding Bonds,
                 Duquesne Light Company Project, Series 1999A,
                 4.350%, 12/01/13 - AMBAC Insured

        8,000   Beaver County Industrial Development Authority,                       6/08 at 102.00         AAA          8,490,880
                 Pennsylvania, Exempt Facilities Revenue Bonds,
                 Shippingport Project, Series 1998A, 5.375%, 6/01/28
                 (Alternative Minimum Tax) - AMBAC Insured


                                       54

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       3,150   Carbon County Industrial Development Authority,                         No Opt. Call        BBB-     $    3,431,610
                 Pennsylvania, Resource Recovery Revenue Refunding
                 Bonds, Panther Creek Partners Project, Series 2000,
                 6.650%, 5/01/10 (Alternative Minimum Tax)

        7,590   Indiana County Industrial Development Authority, Pennsylvania,        5/07 at 102.00         AAA          8,087,373
                 Pollution Control Revenue Bonds, Metropolitan Edison
                 Company, Series 1997A, 5.950%, 5/01/27 (Alternative
                 Minimum Tax) - AMBAC Insured

        2,000   Indiana County Industrial Development Authority,                      6/12 at 101.00        Baa1          2,113,000
                 Pennsylvania, Pollution Control Revenue Refunding Bonds,
                 PSEG Power LLC, Series 2001A, 5.850%, 6/01/27
                 (Alternative Minimum Tax)

        2,150   Lehigh County Industrial Development Authority,                       2/15 at 100.00         AAA          2,224,648
                 Pennsylvania, Pollution Control Revenue Bonds,
                 Pennsylvania Power and Light Company, Series 2005,
                 4.750%, 2/15/27 - FGIC Insured (a)

        1,530   Montgomery County Industrial Development Authority,                     No Opt. Call         AAA          1,717,945
                 Pennsylvania, Resource Recovery Revenue Refunding
                 Bonds, Montgomery County Montenay Project,
                 Series 2002A, 5.250%, 11/01/13 - MBIA Insured

        5,750   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  7/09 at 101.00         AAA          6,069,240
                 General Ordinance, Second Series 1999, 5.000%, 7/01/29 -
                 FSA Insured

        1,000   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  7/13 at 100.00         AAA          1,105,260
                 General Ordinance, Seventeenth Series 2003,
                 5.375%, 7/01/19 - FSA Insured

          700   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  9/14 at 100.00         AAA            741,937
                 General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 -
                 FSA Insured

          745   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                    No Opt. Call         AAA            813,764
                 Eighteenth Series 2004, 5.000%, 8/01/13 - AGC Insured

        2,240   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  7/09 at 101.00         AAA          2,453,181
                 General Ordinance, Sixteenth Series 1999,
                 5.500%, 7/01/13 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 15.0% (10.0% OF TOTAL INVESTMENTS)

        2,000   Allegheny County Sanitary Authority, Pennsylvania,                   12/10 at 101.00         AAA          2,251,540
                 Sewerage Revenue Bonds, Series 2000,
                 5.500%, 12/01/30 - MBIA Insured

        1,000   Allegheny County Sanitary Authority, Pennsylvania,                   12/11 at 101.00         AAA          1,124,830
                 Sewerage Revenue Refunding Bonds, Series 2001,
                 5.375%, 12/01/13 - MBIA Insured

        2,500   Bethlehem Authority, Northhampton and Lehigh Counties,               11/14 at 100.00         AAA          2,725,375
                 Pennsylvania, Guaranteed Water Revenue Bonds,
                 Series 2004, 5.000%, 11/15/20 - FSA Insured

        4,000   Bucks County Industrial Development Authority,                        3/12 at 100.00         AAA          4,307,400
                 Pennsylvania, Water Facility Revenue Bonds,
                 Pennsylvania Suburban Water Company Project,
                 Series 2002, 5.550%, 9/01/32 (Alternative Minimum
                 Tax) - FGIC Insured

                Bucks County Water and Sewerage Authority, Pennsylvania,
                Sewerage System Revenue Bonds, Neshaminy Interceptor Project,
                Series 2004:
          605    5.250%, 6/01/14 - FSA Insured                                          No Opt. Call         AAA            686,391
          485    5.250%, 6/01/15 - FSA Insured                                          No Opt. Call         AAA

        1,615   Delaware County Regional Water Quality Control Authority,             5/14 at 100.00         Aaa          1,774,659
                 Pennsylvania, Sewerage Revenue Bonds, Series 2004,
                 5.250%, 5/01/23 - MBIA Insured

        2,000   Harrisburg Authority, Dauphin County, Pennsylvania, Water             7/14 at 100.00         AAA          2,151,240
                 Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 -
                 FSA Insured

        1,315   Lancaster Area Sewer Authority, Pennsylvania, Sewer                   4/14 at 100.00         AAA          1,419,792
                 Revenue Bonds, Series 2004, 5.000%, 4/01/21 -
                 MBIA Insured

        3,870   Lancaster Area Sewer Authority, Pennsylvania, Sewer                   4/15 at 100.00         Aaa          4,286,876
                 Revenue Bonds, Series 2005, 5.000%, 4/01/17 - FGIC Insured

        3,360   Mercer County Industrial Development Authority,                       7/10 at 100.00         AAA          3,712,430
                 Pennsylvania, Water Facility Revenue Bonds, Consumers
                 Water Company, Shenango Valley Division Project,
                 Series 2000, 6.000%, 7/01/30 (Alternative Minimum Tax) -
                 MBIA Insured

                Norristown Municipal Waste Authority, Pennsylvania, Sewer
                Revenue Bonds, Series 2003:
        1,140    5.125%, 11/15/22 - FGIC Insured                                     11/13 at 100.00         Aaa          1,230,208
        2,535    5.125%, 11/15/23 - FGIC Insured                                     11/13 at 100.00         Aaa          2,729,967

        2,730   Philadelphia, Pennsylvania, Water and Wastewater Revenue                No Opt. Call         AAA          3,127,540
                 Bonds, Series 1995, 6.250%, 8/01/10 - MBIA Insured


                                       55

                        Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY) (continued)
                             Portfolio of INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       2,000   Philadelphia, Pennsylvania, Water and Wastewater Revenue              7/15 at 100.00         AAA     $    2,159,260
                 Bonds, Series 2005A, 5.000%, 7/01/23 - FSA Insured

        2,000   Unity Township Municipal Authority, Pennsylvania,                    12/14 at 100.00         AAA          2,135,380
                 Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/34 -
                 FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
$     339,710   Total Long-Term Investments (cost $340,216,802) - 149.2%                                                361,587,837
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.7% (0.5% OF TOTAL INVESTMENTS)

          400   Lehigh County General Purpose Authority, Pennsylvania,                                       AAA            400,000
                 Hospital Revenue Bonds, Lehigh Valley Health Network,
                 Variable Rate Demand Obligations, Series 1999B,
                 2.260%, 7/01/29 - MBIA Insured+

        1,370   South Fork Municipal Authority, Pennsylvania, Hospital                                       AAA          1,370,000
                 Revenue Bonds, Conemaugh Health System South
                 Fork Hospital, Variable Rate Demand Obligations,
                 Series 1998A, 2.260%, 7/01/28 - MBIA Insured+
------------------------------------------------------------------------------------------------------------------------------------
$       1,770   Total Short-Term Investments (cost $1,770,000)                                                            1,770,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $341,986,802) - 149.9%                                                          363,357,837
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (1.2)%                                                                   (2,884,684)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.7)%                                                       (118,100,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  242,373,153
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (a) The issuer has received a preliminary adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

                    (DD) Security purchased on a delayed delivery basis.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index. See accompanying notes to financial statements.

                        Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM)
                        Portfolio of
                                INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.2% (1.5% OF TOTAL INVESTMENTS)

$       1,000   Pennsylvania Economic Development Financing Authority,                  No Opt. Call         AA-     $    1,138,140
                 Solid Waste Disposal Revenue Bonds, Procter & Gamble
                 Paper Project, Series 2001, 5.375%, 3/01/31
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 29.0% (19.9% OF TOTAL INVESTMENTS)

          125   Allegheny County Higher Education Building Authority,                 2/06 at 102.00        Baa3            129,504
                 Pennsylvania, College Revenue Bonds, Robert Morris
                 College, Series 1996A, 6.250%, 2/15/26

          100   Allegheny County Higher Education Building Authority,                   No Opt. Call        Baa3            113,295
                 Pennsylvania, College Revenue Refunding Bonds,
                 Robert Morris College, Series 1998A, 6.000%, 5/01/28

        2,250   Bucks County Industrial Development Authority,                        9/11 at 100.00         Aaa          2,376,270
                 Pennsylvania, Revenue Bonds, George School Project,
                 Series 2001, 5.125%, 9/15/31 - AMBAC Insured

          700   Chester County Health and Education Facilities Authority,            10/15 at 102.00         N/R            689,423
                 Pennsylvania, Revenue Bonds, Immaculata University,
                 Series 2005, 5.500%, 10/15/25

        1,000   Delaware County Authority, Pennsylvania, College Revenue             10/11 at 100.00        BBB-          1,058,320
                 Refunding Bonds, Neumann College, Series 2001,
                 6.000%, 10/01/31

        1,310   Delaware County Authority, Pennsylvania, Revenue Refunding            8/13 at 100.00         AAA          1,458,488
                 Bonds, Villanova University, Series 2003, 5.250%, 8/01/16 -
                 FGIC Insured

        1,000   Montgomery County Industrial Development Authority,                   8/15 at 100.00         Aaa          1,078,650
                 Pennsylvania, Revenue Bonds, Hill School, Series 2005,
                 5.000%, 8/15/27 - MBIA Insured

        1,000   Pennsylvania Higher Educational Facilities Authority,                 6/12 at 100.00         Aaa          1,089,660
                 General Revenue Bonds, State System of Higher Education,
                 Series 2002W, 5.000%, 6/15/19 - AMBAC Insured

        1,090   Pennsylvania Higher Educational Facilities Authority,                 1/13 at 100.00          A1          1,205,486
                 Revenue Bonds, Thomas Jefferson University,
                 Series 2002, 5.500%, 1/01/16

        1,500   Pennsylvania Higher Educational Facilities Authority,                 7/11 at 100.00          AA          1,584,510
                 Revenue Bonds, Moravian College, Series 2001,
                 5.375%, 7/01/31 - RAAI Insured

        3,000   Pennsylvania State University, General Obligation                       No Opt. Call          AA          3,409,470
                 Refunding Bonds, Series 2002, 5.250%, 8/15/14

        1,000   West Cornwall Township Municipal Authority, Pennsylvania,            12/11 at 100.00        BBB+          1,060,530
                 College Revenue Bonds, Elizabethtown College Project,
                 Series 2001, 6.000%, 12/15/27


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 17.6% (12.2% OF TOTAL INVESTMENTS)

          260   Allegheny County Hospital Development Authority,                      4/15 at 100.00        Baa2            267,972
                 Pennsylvania, Revenue Bonds, Ohio Valley General Hospital,
                 Series 2005A, 5.125%, 4/01/35

          400   Allegheny County Hospital Development Authority,                     11/10 at 102.00          B1            481,548
                 Pennsylvania, Revenue Bonds, West Penn Allegheny
                 Health System, Series 2000B, 9.250%, 11/15/30

        2,500   Chester County Health and Educational Facilities Authority,           5/08 at 101.00         AA-          2,620,575
                 Pennsylvania, Health System Revenue Bonds, Jefferson
                 Health System, Series 1997B, 5.375%, 5/15/27

          250   Lehigh County General Purpose Authority, Pennsylvania,               11/14 at 100.00           A            267,003
                 Revenue Bonds, Good Shepherd Group, Series 2004A,
                 5.500%, 11/01/24

          600   Lehigh County General Purpose Authority, Pennsylvania,                8/13 at 100.00         BBB            626,232
                 Hospital Revenue Bonds, St. Luke's Hospital of Bethlehem,
                 Series 2003, 5.375%, 8/15/33

        2,150   Pennsylvania Higher Educational Facilities Authority,                 1/11 at 101.00          A+          2,392,090
                 Revenue Bonds, UPMC Health System, Series 2001A,
                 6.000%, 1/15/31

          465   Pennsylvania Higher Educational Facilities Authority,                 8/15 at 100.00         AAA            515,852
                 Revenue Bonds, University of Pennsylvania Health
                 Services, Series 2005B, 5.000%, 8/15/16 - FGIC Insured

           40   Philadelphia Hospitals and Higher Education Facilities               11/05 at 100.00         BBB             40,752
                 Authority, Pennsylvania, Hospital Revenue Bonds,
                 Temple University Hospital, Series 1993A, 6.625%, 11/15/23

          170   St. Mary Hospital Authority, Pennsylvania, Health System             11/14 at 100.00          A1            180,571
                 Revenue Bonds, Catholic Health East, Series 2004B,
                 5.375%, 11/15/34


                                       57

                        Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM) (continued)
                             Portfolio of INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       1,000   Washington County Hospital Authority, Pennsylvania,                   6/12 at 101.00          A3     $    1,083,010
                 Revenue Bonds, Monongahela Valley Hospital Project,
                 Series 2002, 5.500%, 6/01/17

          750   West Shore Area Hospital Authority, Cumberland County,                1/12 at 100.00        BBB+            821,295
                 Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital
                 of the Sisters of Christian Charity Project, Series 2001,
                 6.250%, 1/01/32


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 0.2% (0.2% OF TOTAL INVESTMENTS)

          100   Philadelphia Authority for Industrial Development,                    5/15 at 102.00        Baa2            101,084
                 Pennsylvania, Multifamily Housing Revenue Bonds,
                 Presbyterian Homes Germantown - Morrisville Project,
                 Series 2005A, 5.625%, 7/01/35


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 3.5% (2.4% OF TOTAL INVESTMENTS)

        1,795   Allegheny County Residential Finance Authority,                      11/08 at 102.00         Aaa          1,856,048
                 Pennsylvania, GNMA Mortgage-Backed Securities Program
                 Single Family Mortgage Revenue Bonds, Series 1998DD-2,
                 5.400%, 11/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 6.7% (4.6% OF TOTAL INVESTMENTS)

        2,000   Pennsylvania Economic Development Financing Authority,                5/11 at 101.00          A3          2,133,120
                 Exempt Facilities Revenue Bonds, Amtrak Project,
                 Series 2001A, 6.250%, 11/01/31 (Alternative Minimum Tax)

        1,250   Pennsylvania Industrial Development Authority, Economic               7/12 at 101.00         AAA          1,410,975
                 Development Revenue Bonds, Series 2002,
                 5.500%, 7/01/17 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 13.1% (9.0% OF TOTAL INVESTMENTS)

        1,000   Cumberland County Municipal Authority, Pennsylvania,                  1/13 at 101.00         N/R          1,092,190
                 Retirement Community Revenue Bonds, Wesley Affiliated
                 Services Inc., Series 2002A, 7.125%, 1/01/25

        2,100   Lancaster County Hospital Authority, Pennsylvania, Health            12/11 at 100.00          A-          2,242,590
                 Center Revenue Bonds, Willow Valley Retirement
                 Communities Project, Series 2001, 5.875%, 6/01/31

          285   Lebanon County Health Facilities Authority, Pennsylvania,            12/14 at 100.00         N/R            293,040
                 Health Center Revenue Bonds, Pleasant View Retirement
                 Community, Series 2005A, 5.300%, 12/15/26

          240   Pennsylvania Economic Development Financing Authority,                6/08 at 100.00         BB+            235,241
                 Revenue Bonds, Northwestern Human Services Inc.,
                 Series 1998A, 5.250%, 6/01/14

        2,875   Philadelphia Authority for Industrial Development,                    7/11 at 101.00         AAA          3,057,678
                 Pennsylvania, Revenue Bonds, Philadelphia Corporation
                 for the Aging Project, Series 2001B, 5.250%, 7/01/31 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 3.1% (2.1% OF TOTAL INVESTMENTS)

          750   Bucks County Industrial Development Authority, Pennsylvania,            No Opt. Call        BBB+            820,508
                 Environmental Improvement Revenue Bonds, USX Corporation
                 Project, Series 1995, 5.400%, 11/01/17 (Mandatory
                 put 11/01/11)

          750   Pennsylvania Economic Development Financing Authority,               11/08 at 102.00         N/R            803,168
                 Exempt Facilities Revenue Bonds, National Gypsum
                 Company, Series 1997B, 6.125%, 11/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 28.3% (19.5% OF TOTAL INVESTMENTS)

        1,000   Allegheny County, Pennsylvania, General Obligation Bonds,               No Opt. Call         AAA          1,130,550
                 Series 2005C-57, 5.250%, 11/01/13 - FGIC Insured

        2,415   Bucks County, Pennsylvania, Central Bucks School District,            5/12 at 100.00         Aaa          2,702,288
                 General Obligation Bonds, Series 2002, 5.500%, 5/15/18 -
                 FGIC Insured

          250   Duquesne School District, Allegheny County, Pennsylvania,            10/05 at 100.00         AAA            251,293
                 General Obligation Bonds, Series 1998, 5.000%, 10/01/18 -
                 AMBAC Insured

          595   Lehigh County, Pennsylvania, General Obligation Bonds,                  No Opt. Call         AAA            651,263
                 Series 2004, 5.000%, 11/15/10 - MBIA Insured

          750   Luzerne County, Pennsylvania, General Obligation Bonds,               5/13 at 100.00         Aaa            833,085
                 Series 2003A, 5.250%, 11/15/16 - MBIA Insured

          250   Moon Area School District, Allegheny County, Pennsylvania,              No Opt. Call         AAA            282,868
                 General Obligation Bonds, Series 2004, 5.250%, 11/15/13 -
                 FSA Insured

        1,105   Oxford Area School District, Chester County, Pennsylvania,            2/12 at 100.00         AAA          1,232,208
                 General Obligation Bonds, Series 2001A,
                 5.500%, 2/15/17 - FGIC Insured

          750   Pennsylvania, General Obligation Bonds, Third                           No Opt. Call          AA            830,828
                 Series 2004, 5.000%, 9/01/12

        2,000   Pennsylvania, General Obligation Bonds, Second                        9/11 at 101.00          AA          2,204,020
                 Series 2001, 5.000%, 9/15/13


                                       58

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       3,000   Pittsburgh School District, Allegheny County, Pennsylvania,             No Opt. Call         AAA     $    3,451,260
                 General Obligation Refunding Bonds, Series 2002A,
                 5.500%, 9/01/14 - FSA Insured

        1,230   Stroudsburg Area School District, Monroe County,                      4/12 at 100.00         AAA          1,340,429
                 Pennsylvania, General Obligation Bonds, Series 2001A,
                 5.000%, 4/01/15 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 9.9% (6.8% OF TOTAL INVESTMENTS)

        1,000   Allegheny County Redevelopment Authority, Pennsylvania,                 No Opt. Call         N/R          1,054,030
                 Redevelopment Bonds, Pittsburg Mills Project,
                 Series 2004, 5.600%, 7/01/23

        1,000   Pennsylvania Turnpike Commission, Oil Franchise Tax                  12/13 at 100.00         AAA          1,123,530
                 Senior Lien Revenue Bonds, Series 2003A,
                 5.250%, 12/01/15 - MBIA Insured

        1,500   Philadelphia Redevelopment Authority, Pennsylvania,                   4/12 at 100.00         AAA          1,670,760
                 Revenue Bonds, Philadelphia Neighborhood Transformation
                 Initiative, Series 2002A, 5.500%, 4/15/19 - FGIC Insured

        1,000   Philadelphia Municipal Authority, Pennsylvania, Lease                11/13 at 100.00         AAA          1,103,510
                 Revenue Bonds, Series 2003B, 5.250%, 11/15/17 -
                 FSA Insured

          250   Southeastern Transportation Authority, Pennsylvania,                  3/09 at 101.00         AAA            269,870
                 Special Revenue Bonds, Series 1999A, 5.250%, 3/01/16 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 10.1% (7.0% OF TOTAL INVESTMENTS)

          130   Delaware River Joint Toll Bridge Commission, Pennsylvania             7/13 at 100.00          A2            142,714
                 and New Jersey, Revenue Bonds, Series 2003,
                 5.250%, 7/01/17

        1,000   Pennsylvania Economic Development Financing Authority,                6/12 at 102.00           A          1,082,560
                 Revenue Bonds, Amtrak 30th Street Station Parking
                 Garage, Series 2002, 5.875%, 6/01/33 (Alternative
                 Minimum Tax) - ACA Insured

        1,750   Philadelphia Authority for Industrial Development,                    7/11 at 101.00         AAA          1,829,153
                 Pennsylvania, Airport Revenue Bonds, Philadelphia
                 Airport System Project, Series 2001A, 5.250%, 7/01/28
                 (Alternative Minimum Tax) - FGIC Insured

        2,210   Pittsburgh and Allegheny County Sports and Exhibition                12/06 at 100.00         Aaa          2,278,289
                 Authority, Pennsylvania, Parking Revenue Bonds,
                 Series 2001A, 5.375%, 12/01/30 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 6.4% (4.4% OF TOTAL INVESTMENTS)

          170   Delaware River Joint Toll Bridge Commission, Pennsylvania             7/13 at 100.00       A2***            191,177
                 and New Jersey, Revenue Bonds, Series 2003,
                 5.250%, 7/01/17 (Pre-refunded to 7/01/13)

          185   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                    No Opt. Call         AAA            229,365
                 Twelfth Series 1990B, 7.000%, 5/15/20 - MBIA Insured

        2,500   Philadelphia School District, Pennsylvania, General Obligation        8/12 at 100.00         AAA          2,866,550
                 Bonds, Series 2002B, 5.625%, 8/01/18 (Pre-refunded
                 to 8/01/12) - FGIC Insured

          100   Philadelphia Hospitals and Higher Education Facilities                7/07 at 102.00         AAA            107,953
                 Authority, Pennsylvania, Hospital Revenue Refunding Bonds,
                 Jeanes Hospital, Series 1997, 5.875%, 7/01/17
                 (Pre-refunded to 7/01/07)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 12.7% (8.8% OF TOTAL INVESTMENTS)

          500   Allegheny County Industrial Development Authority,                      No Opt. Call         AAA            524,235
                 Pennsylvania, Pollution Control Revenue Refunding Bonds,
                 Duquesne Light Company Project, Series 1999A,
                 4.350%, 12/01/13 - AMBAC Insured

        3,100   Montgomery County Industrial Development Authority,                     No Opt. Call         AAA          3,372,397
                 Pennsylvania, Resource Recovery Revenue Refunding Bonds,
                 Montgomery County Montenay Project, Series 2002A,
                 5.000%, 11/01/10 - MBIA Insured

          285   Pennsylvania Economic Development Financing Authority,               12/09 at 103.00          B+            307,980
                 Exempt Facilities Revenue Bonds, Reliant Energy Inc.,
                 Series 2003A, 6.750%, 12/01/36 (Alternative Minimum Tax)

                Philadelphia Gas Works, Pennsylvania, Revenue Bonds,
                General Ordinance, Fourth Series 1998:
        1,000    5.250%, 8/01/18 - FSA Insured                                        8/13 at 100.00         AAA          1,101,200
        1,000    5.250%, 8/01/19 - FSA Insured                                        8/13 at 100.00         AAA          1,096,820

          140   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  9/14 at 100.00         AAA            148,387
                 General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 -
                 FSA Insured

          135   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                    No Opt. Call         AAA            147,461
                 Eighteenth Series 2004, 5.000%, 8/01/13 - AGC Insured


                                       59

                        Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM) (continued)
                             Portfolio of INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 2.3% (1.6% OF TOTAL INVESTMENTS)

$         500   Bethlehem Authority, Northhampton and Lehigh Counties,               11/14 at 100.00         AAA     $      545,070
                 Pennsylvania, Guaranteed Water Revenue Bonds,
                 Series 2004, 5.000%, 11/15/20 - FSA Insured

          600   Harrisburg Authority, Dauphin County, Pennsylvania,                   7/14 at 100.00         AAA            645,372
                 Water Revenue Refunding Bonds, Series 2004,
                 5.000%, 7/15/22 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
$      70,205   Total Long-Term Investments (cost $71,402,402) - 145.1%                                                  76,482,763
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.3%                                                                      1,228,954
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (47.4)%                                                        (25,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   52,711,717
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                        Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY)
                        Portfolio of
                                INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 22.6% (15.5% OF TOTAL INVESTMENTS)

$         700   Allegheny County Higher Education Building Authority,                   No Opt. Call         AA-     $      702,548
                 Pennsylvania, Revenue Bonds, Carnegie Mellon University,
                 Series 2002, 5.450%, 3/01/27

        1,000   Allegheny County Higher Education Building Authority,                   No Opt. Call        Baa3          1,132,950
                 Pennsylvania, College Revenue Refunding Bonds,
                 Robert Morris College, Series 1998A, 6.000%, 5/01/28

          800   Chester County Health and Education Facilities Authority,            10/15 at 102.00         N/R            787,912
                 Pennsylvania, Revenue Bonds, Immaculata University,
                 Series 2005, 5.500%, 10/15/25 (DD, settling 7/1/05)

          325   Delaware County Authority, Pennsylvania, College Revenue             10/11 at 100.00        BBB-            343,954
                 Refunding Bonds, Neumann College, Series 2001,
                 6.000%, 10/01/31

        1,435   Delaware County Authority, Pennsylvania, Revenue Refunding            8/13 at 100.00         AAA          1,593,410
                 Bonds, Villanova University, Series 2003,
                 5.250%, 8/01/17 - FGIC Insured

        2,000   Pennsylvania Higher Educational Facilities Authority,                 7/11 at 101.00         AAA          2,105,960
                 Revenue Bonds, Temple University, Series 2001,
                 5.000%, 7/15/31 - MBIA Insured

        5,000   Pennsylvania State University, General Obligation Refunding             No Opt. Call          AA          5,605,950
                 Bonds, Series 2002, 5.250%, 8/15/12

        1,000   Union County, Higher Education Facilities Financing Authority,        4/13 at 100.00         Aa3          1,105,710
                 Pennsylvania, Revenue Bonds, Bucknell University,
                 Series 2002A, 5.250%, 4/01/20


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 12.8% (8.8% OF TOTAL INVESTMENTS)

          295   Allegheny County Hospital Development Authority,                      4/15 at 100.00        Baa2            304,045
                 Pennsylvania, Revenue Bonds, Ohio Valley General
                 Hospital, Series 2005A, 5.125%, 4/01/35

                Allegheny County Hospital Development Authority,
                Pennsylvania, Revenue Bonds, West Penn Allegheny
                Health System, Series 2000B:
          100    9.250%, 11/15/22                                                    11/10 at 102.00          B1            120,854
          300    9.250%, 11/15/30                                                    11/10 at 102.00          B1            361,161

        2,000   Chester County Health and Educational Facilities Authority,           5/08 at 101.00         AA-          2,096,460
                 Pennsylvania, Health System Revenue Bonds, Jefferson
                 Health System, Series 1997B, 5.375%, 5/15/27

          600   Lehigh County General Purpose Authority, Pennsylvania,                8/13 at 100.00         BBB            626,232
                 Hospital Revenue Bonds, St. Luke's Hospital of Bethlehem,
                 Series 2003, 5.375%, 8/15/33

           20   Pennsylvania Higher Educational Facilities Authority,                 1/11 at 101.00          A+             22,252
                 Revenue Bonds, UPMC Health System, Series 2001A,
                 6.000%, 1/15/31

          465   Pennsylvania Higher Educational Facilities Authority,                 8/15 at 100.00         AAA            515,852
                 Revenue Bonds, University of Pennsylvania Health Services,
                 Series 2005B, 5.000%, 8/15/16 - FGIC Insured

        1,000   Philadelphia Hospitals and Higher Education Facilities               11/05 at 100.00         BBB          1,018,800
                 Authority, Pennsylvania, Hospital Revenue Bonds,
                 Temple University Hospital, Series 1993A,
                 6.625%, 11/15/23

          225   St. Mary Hospital Authority, Pennsylvania, Health System             11/14 at 100.00          A1            238,991
                 Revenue Bonds, Catholic Health East, Series 2004B,
                 5.375%, 11/15/34

        1,450   Washington County Hospital Authority, Pennsylvania,                   6/12 at 101.00          A3          1,615,068
                 Revenue Bonds, Monongahela Valley Hospital Project,
                 Series 2002, 6.250%, 6/01/22

          600   West Shore Area Hospital Authority, Cumberland County,                1/12 at 100.00        BBB+            657,036
                 Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital
                 of the Sisters of Christian Charity Project, Series 2001,
                 6.250%, 1/01/32


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 0.2% (0.2% OF TOTAL INVESTMENTS)

          120   Philadelphia Authority for Industrial Development,                    5/15 at 102.00        Baa2            121,301
                 Pennsylvania, Multifamily Housing Revenue Bonds,
                 Presbyterian Homes Germantown - Morrisville Project,
                 Series 2005A, 5.625%, 7/01/35


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 5.7% (3.9% OF TOTAL INVESTMENTS)

        3,000   Pennsylvania Industrial Development Authority, Economic               7/12 at 101.00         AAA          3,386,340
                 Development Revenue Bonds, Series 2002,
                 5.500%, 7/01/19 - AMBAC Insured


                                       61

                        Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY) (continued)
                             Portfolio of INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.9% (3.3% OF TOTAL INVESTMENTS)

$       1,155   Bucks County Industrial Development Authority, Pennsylvania,         10/12 at 101.00        BBB+     $    1,242,214
                 Revenue Bonds, Pennswood Village Project, Series 2002A,
                 6.000%, 10/01/34

        1,000   Cumberland County Municipal Authority, Pennsylvania,                  1/13 at 101.00         N/R          1,092,190
                 Retirement Community Revenue Bonds, Wesley Affiliated
                 Services Inc., Series 2002A, 7.125%, 1/01/25

          285   Lebanon County Health Facilities Authority, Pennsylvania,            12/14 at 100.00         N/R            293,040
                 Health Center Revenue Bonds, Pleasant View Retirement
                 Community, Series 2005A, 5.300%, 12/15/26

          260   Pennsylvania Economic Development Financing Authority,                6/08 at 100.00         BB+            254,844
                 Revenue Bonds, Northwestern Human Services Inc.,
                 Series 1998A, 5.250%, 6/01/14


------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 3.2% (2.3% OF TOTAL INVESTMENTS)

        1,000   Bucks County Industrial Development Authority, Pennsylvania,            No Opt. Call        BBB+          1,094,010
                 Environmental Improvement Revenue Bonds, USX
                 Corporation Project, Series 1995, 5.400%, 11/01/17
                 (Mandatory put 11/01/11)

          750   Pennsylvania Economic Development Financing Authority,               11/08 at 102.00         N/R            803,168
                 Exempt Facilities Revenue Bonds, National Gypsum
                 Company, Series 1997B, 6.125%, 11/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 16.7% (11.4% OF TOTAL INVESTMENTS)

          500   Allegheny County, Pennsylvania, General Obligation Bonds,               No Opt. Call         AAA            565,275
                 Series 2005C-57, 5.250%, 11/01/13 - FGIC Insured

        1,740   Butler County, Pennsylvania, Butler Area School District,            10/12 at 100.00         AAA          1,911,042
                 General Obligation Bonds, Series 2002A, 5.375%, 10/01/26 -
                 FGIC Insured

                Greensburg Salem School District, Westmoreland County,
                Pennsylvania, General Obligation Refunding Bonds, Series 2002:
          725   5.375%, 9/15/15 - FGIC Insured                                        9/12 at 100.00         AAA            811,152
        1,000   5.375%, 9/15/16 - FGIC Insured                                        9/12 at 100.00         AAA          1,117,480

        4,280   Lehigh County, Pennsylvania, General Obligation Bonds,               11/11 at 100.00         Aa3          4,670,636
                 Series 2001, 5.000%, 11/15/15

        1,100   Luzerne County, Pennsylvania, General Obligation Bonds,               11/12 at 57.97         Aaa            475,838
                 Series 2002B, 0.000%, 11/15/21 - MBIA Insured

          275   Moon Area School District, Allegheny County, Pennsylvania,              No Opt. Call         AAA            311,154
                 General Obligation Bonds, Series 2004, 5.250%, 11/15/13 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 37.2% (25.5% OF TOTAL INVESTMENTS)

        1,000   Allegheny County Redevelopment Authority, Pennsylvania,                 No Opt. Call         N/R          1,054,030
                 Redevelopment Bonds, Pittsburg Mills Project, Series 2004,
                 5.600%, 7/01/23

        4,000   Delaware Valley Regional Finance Authority, Pennsylvania,               No Opt. Call         Aa3          4,676,680
                 Local Government Revenue Bonds, Series 2002,
                 5.750%, 7/01/17

        2,000   Grove City Area Hospital Authority, Mercer County,                    3/12 at 100.00         AAA          2,147,840
                 Pennsylvania, Revenue Bonds, County Guaranteed,
                 Woodland Place Project, Series 2002, 5.400%, 3/01/31 -
                 FGIC Insured

        4,000   Harrisburg Parking Authority, Pennsylvania, Guaranteed                9/11 at 100.00         Aaa          4,284,280
                 Revenue Refunding Bonds, Series 2001J, 5.000%, 9/01/22 -
                 MBIA Insured

        1,000   Pennsylvania Turnpike Commission, Oil Franchise Tax Senior           12/13 at 100.00         AAA          1,123,530
                 Lien Revenue Bonds, Series 2003A, 5.250%, 12/01/15 -
                 MBIA Insured

        2,945   Pennsylvania Turnpike Commission, Registration Fee Revenue            7/11 at 101.00         AAA          3,258,260
                 Bonds, Series 2001, 5.500%, 7/15/33 - AMBAC Insured

        2,000   Philadelphia Authority for Industrial Development,                   10/11 at 101.00         AAA          2,149,100
                 Pennsylvania, Lease Revenue Bonds, Series 2001B,
                 5.125%, 10/01/26 - FSA Insured

                Philadelphia Redevelopment Authority, Pennsylvania, Revenue
                Bonds, Philadelphia Neighborhood Transformation Initiative,
                Series 2002A:
        1,000    5.500%, 4/15/18 - FGIC Insured                                       4/12 at 100.00         AAA          1,113,840
        1,750    5.500%, 4/15/22 - FGIC Insured                                       4/12 at 100.00         AAA          1,937,548

          250   Southeastern Transportation Authority, Pennsylvania,                  3/09 at 101.00         AAA            269,870
                 Special Revenue Bonds, Series 1999A, 5.250%, 3/01/16 -
                 FGIC Insured


                                       62

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 3.8% (2.7% OF TOTAL INVESTMENTS)

$         130   Delaware River Joint Toll Bridge Commission, Pennsylvania             7/13 at 100.00          A2     $      142,714
                 and New Jersey, Revenue Bonds, Series 2003,
                 5.250%, 7/01/17

        1,000   Pennsylvania Economic Development Financing Authority,                6/12 at 102.00           A          1,082,560
                 Revenue Bonds, Amtrak 30th Street Station Parking
                 Garage, Series 2002, 5.875%, 6/01/33 (Alternative
                 Minimum Tax) - ACA Insured

        1,000   Susquehanna Area Regional Airport Authority, Pennsylvania,            1/13 at 100.00         Aaa          1,040,260
                 Airport System Revenue Bonds, Series 2003A,
                 5.000%, 1/01/28 (Alternative Minimum Tax) -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 19.7% (13.5% OF TOTAL INVESTMENTS)

        2,000   Adams County, Pennsylvania, General Obligation Bonds,                 5/11 at 100.00         AAA          2,249,640
                 Series 2001, 5.500%, 11/15/26 (Pre-refunded
                 to 5/15/11) - FGIC Insured

          170   Delaware River Joint Toll Bridge Commission, Pennsylvania             7/13 at 100.00       A2***            191,177
                 and New Jersey, Revenue Bonds, Series 2003,
                 5.250%, 7/01/17 (Pre-refunded to 7/01/13)

        3,000   Pennsylvania, General Obligation Bonds, Second Series                 9/11 at 101.00       AA***          3,326,730
                 2001, 5.000%, 9/15/15 (Pre-refunded to 9/15/11)

        2,000   Philadelphia School District, Pennsylvania, General                   2/12 at 100.00         AAA          2,265,060
                 Obligation Bonds, Series 2002A, 5.500%, 2/01/31
                 (Pre-refunded to 2/01/12) - FSA Insured

        3,170   Philadelphia School District, Pennsylvania, General                   8/12 at 100.00         AAA          3,634,785
                 Obligation Bonds, Series 2002B, 5.625%, 8/01/18
                 (Pre-refunded to 8/01/12) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 9.5% (6.5% OF TOTAL INVESTMENTS)

        2,135   Montgomery County Industrial Development Authority,                     No Opt. Call         AAA          2,322,602
                 Pennsylvania, Resource Recovery Revenue Refunding
                 Bonds, Montgomery County Montenay Project,
                 Series 2002A, 5.000%, 11/01/10 - MBIA Insured

          315   Pennsylvania Economic Development Financing Authority,               12/09 at 103.00          B+            340,398
                 Exempt Facilities Revenue Bonds, Reliant Energy Inc.,
                 Series 2003A, 6.750%, 12/01/36 (Alternative Minimum Tax)

        2,420   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  8/13 at 100.00         AAA          2,650,771
                 General Ordinance, Fourth Series 1998,
                 5.250%, 8/01/20 - FSA Insured

          145   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  9/14 at 100.00         AAA            153,687
                 General Ordinance, Fifth Series 2004A-1,
                 5.000%, 9/01/26 - FSA Insured

          160   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                    No Opt. Call         AAA            174,768
                 Eighteenth Series 2004, 5.000%, 8/01/13 - AGC Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.3% (6.4% OF TOTAL INVESTMENTS)

        4,500   Bucks County Industrial Development Authority,                        3/12 at 100.00         AAA          4,845,825
                 Pennsylvania, Water Facility Revenue Bonds,
                 Pennsylvania Suburban Water Company Project,
                 Series 2002, 5.550%, 9/01/32 (Alternative Minimum
                 Tax) - FGIC Insured

          600   Harrisburg Authority, Dauphin County, Pennsylvania,                   7/14 at 100.00         AAA            645,371
                 Water Revenue Refunding Bonds, Series 2004,
                 5.000%, 7/15/22 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
$      79,195   Total Long-Term Investments (cost $79,891,662) - 145.6%                                                  86,186,155
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.6%                                                                      1,487,650
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.2)%                                                        (28,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   59,173,805
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a delayed delivery basis.

                                 See accompanying notes to financial statements.

                        Statement of
                            ASSETS AND LIABILITIES June 30, 2005
                                                            NEW JERSEY           NEW JERSEY          NEW JERSEY          NEW JERSEY
                                                            INVESTMENT              PREMIUM            DIVIDEND            DIVIDEND
                                                               QUALITY               INCOME           ADVANTAGE         ADVANTAGE 2
                                                                 (NQJ)                (NNJ)               (NXJ)               (NUJ)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $454,429,495,
   $267,245,699, $140,527,062, and $97,580,078,
   respectively)                                          $480,760,686         $283,909,402        $149,197,901        $104,219,191
Cash                                                         5,762,596            2,305,185                  --                  --
Receivables:
   Interest                                                  6,622,804            4,083,333           2,247,668           1,561,421
   Investments sold                                            550,000              640,000                  --                  --
Other assets                                                    26,111               17,650               8,651               8,580
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                         493,722,197          290,955,570         151,454,220         105,789,192
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                      --                   --             881,757               7,243
Payables:
   Investments purchased                                    12,241,171            5,912,620                  --                  --
   Forward swaps closed                                             --                   --                  --                  --
Accrued expenses:
   Management fees                                             246,504              147,572              41,737              29,506
   Other                                                       112,357               94,996              24,315              18,861
Preferred share dividends payable                               39,537               18,072               4,734               2,458
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                     12,639,569            6,173,260             952,543              58,068
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                     162,000,000           91,600,000          48,000,000          34,500,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                    $319,082,628         $193,182,310        $102,501,677         $71,231,124
====================================================================================================================================
Common shares outstanding                                   20,444,580           12,039,329           6,556,261           4,509,839
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                  $      15.61         $      16.05        $      15.63         $     15.79
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                   $    204,446         $    120,393        $     65,563         $    45,098
Paid-in surplus                                            288,419,461          171,866,559          93,069,298          63,945,160
Undistributed (Over-distribution of) net investment income     934,719            1,224,771             568,730             337,234
Accumulated net realized gain from investments and
   forward swaps                                             3,192,811            3,306,884             127,247             264,519
Net unrealized appreciation of investments                  26,331,191           16,663,703           8,670,839           6,639,113
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                    $319,082,628         $193,182,310        $102,501,677         $71,231,124
====================================================================================================================================
Authorized shares:
   Common                                                  200,000,000          200,000,000           Unlimited           Unlimited
   Preferred                                                 1,000,000            1,000,000           Unlimited           Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                          PENNSYLVANIA         PENNSYLVANIA        PENNSYLVANIA        PENNSYLVANIA
                                                            INVESTMENT              PREMIUM            DIVIDEND            DIVIDEND
                                                               QUALITY             INCOME 2           ADVANTAGE         ADVANTAGE 2
                                                                 (NQP)                (NPY)               (NXM)               (NVY)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $359,713,911,
   $341,986,802, $71,402,402, and $79,891,662,
   respectively)                                          $383,426,749         $363,357,837         $76,482,763         $86,186,155
Cash                                                           243,440              716,267             251,539           1,124,909
Receivables:
   Interest                                                  4,997,397            4,495,996           1,053,071           1,320,254
   Investments sold                                                 --               80,000                  --                  --
Other assets                                                    27,930               23,437               8,492               8,512
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                         388,695,516          368,673,537          77,795,865          88,639,830
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                      --                   --                  --                  --
Payables:
   Investments purchased                                            --            7,853,181                  --             785,411
   Forward swaps closed                                             --                   --              44,375             133,125
Accrued expenses:
   Management fees                                             199,913              185,693              21,694              24,473
   Other                                                        98,826              124,042              14,996              17,509
Preferred share dividends payable                               31,932               37,468               3,083               5,507
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                        330,671            8,200,384              84,148             966,025
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                     132,000,000          118,100,000          25,000,000          28,500,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                    $256,364,845         $242,373,153         $52,711,717         $59,173,805
====================================================================================================================================
Common shares outstanding                                   16,301,498           15,817,596           3,308,738           3,724,790
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                  $      15.73         $      15.32         $     15.93         $     15.89
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                   $    163,015         $    158,176         $    33,087         $    37,248
Paid-in surplus                                            230,742,390          216,385,838          46,949,541          52,797,234
Undistributed (Over-distribution of) net investment income    (246,293)             759,544             367,990             (92,744)
Accumulated net realized gain from investments and
   forward swaps                                             1,992,895            3,698,560             280,738             137,574
Net unrealized appreciation of investments                  23,712,838           21,371,035           5,080,361           6,294,493
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                    $256,364,845         $242,373,153         $52,711,717         $59,173,805
====================================================================================================================================
Authorized shares:
   Common                                                    Unlimited            Unlimited           Unlimited           Unlimited
   Preferred                                                 Unlimited            Unlimited           Unlimited           Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                             OPERATIONS Year Ended June 30, 2005
                                                            NEW JERSEY           NEW JERSEY          NEW JERSEY          NEW JERSEY
                                                            INVESTMENT              PREMIUM            DIVIDEND            DIVIDEND
                                                               QUALITY               INCOME           ADVANTAGE         ADVANTAGE 2
                                                                 (NQJ)                (NNJ)               (NXJ)               (NUJ)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                           $23,224,883          $13,549,712         $ 7,136,990          $5,074,838
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                              2,979,532            1,792,913             949,314             667,852
Preferred shares - auction fees                                405,000              229,000             120,000              86,250
Preferred shares - dividend disbursing agent fees               30,000               30,000              10,000              10,000
Shareholders' servicing agent fees and expenses                 49,438               29,524               2,210               1,951
Custodian's fees and expenses                                  102,615               65,715              37,347              29,010
Directors'/Trustees' fees and expenses                          10,360                6,113               3,145               2,235
Professional fees                                               27,321               19,596              14,423              12,754
Shareholders' reports - printing and mailing expenses           46,491               23,240              15,405              13,955
Stock exchange listing fees                                     11,035               10,689                 558                 384
Investor relations expense                                      62,948               32,537              19,810              14,718
Other expenses                                                  41,897               18,896              15,057              12,793
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
   and expense reimbursement                                 3,766,637            2,258,223           1,187,269             851,902
   Custodian fee credit                                        (22,991)             (14,923)             (7,030)             (4,760)
   Expense reimbursement                                            --                   --            (444,164)           (311,530)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                 3,743,646            2,243,300             736,075             535,612
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       19,481,237           11,306,412           6,400,915           4,539,226
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from investments                           3,339,508            4,268,639           1,221,262             545,334
Net realized gain (loss) from forward swaps                         --                   --            (201,571)           (143,801)
Change in net unrealized appreciation (depreciation)
   of investments                                           19,532,836            7,825,789           6,136,129           5,262,530
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                            22,872,344           12,094,428           7,155,820           5,664,063
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                  (2,081,219)          (1,150,783)           (658,577)           (500,033)
From accumulated net realized gains from investments          (107,515)            (121,121)                 --             (13,577)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders             (2,188,734)          (1,271,904)           (658,577)           (513,610)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from operations                                         $40,164,847          $22,128,936         $12,898,158          $9,689,679
====================================================================================================================================

See accompanying notes to financial statements.

                                                          PENNSYLVANIA         PENNSYLVANIA        PENNSYLVANIA        PENNSYLVANIA
                                                            INVESTMENT              PREMIUM            DIVIDEND            DIVIDEND
                                                               QUALITY             INCOME 2           ADVANTAGE         ADVANTAGE 2
                                                                 (NQP)                (NPY)               (NXM)               (NVY)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                          $18,163,976          $17,483,668          $3,682,320          $4,078,638
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                              2,423,772            2,258,985             496,304             556,336
Preferred shares - auction fees                                330,000              295,250              62,500              71,250
Preferred shares - dividend disbursing agent fees               30,000               30,000              10,000              10,000
Shareholders' servicing agent fees and expenses                 55,323               45,430               2,765               2,601
Custodian's fees and expenses                                   87,305               85,176              22,381              22,319
Directors'/Trustees' fees and expenses                           8,351                7,673               1,683               1,818
Professional fees                                               23,641               22,274              11,693              11,949
Shareholders' reports - printing and mailing expenses           44,935               32,432              11,273              13,786
Stock exchange listing fees                                     10,689               10,690                 281                 317
Investor relations expense                                      53,017               49,271              10,719              12,388
Other expenses                                                  28,381               28,214              13,225              12,953
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
   and expense reimbursement                                 3,095,414            2,865,395             642,824             715,717
   Custodian fee credit                                        (12,471)             (10,866)             (4,262)             (3,900)
   Expense reimbursement                                            --                   --            (231,502)           (259,509)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                 3,082,943            2,854,529             407,060             452,308
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       15,081,033           14,629,139           3,275,260           3,626,330
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from investments                           3,033,351            5,554,834           1,620,266             320,219
Net realized gain (loss) from forward swaps                         --                   --            (232,654)           (164,341)
Change in net unrealized appreciation (depreciation)
   of investments                                           13,962,464            8,419,347           2,111,728           3,889,901
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                            16,995,815           13,974,181           3,499,340           4,045,779
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                  (2,017,435)          (1,647,195)           (327,355)           (416,243)
From accumulated net realized gains from investments          (138,958)            (131,391)            (58,447)             (9,192)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders             (2,156,393)          (1,778,586)           (385,802)           (425,435)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from operations                                         $29,920,455          $26,824,734          $6,388,798          $7,246,674
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              CHANGES IN NET ASSETS
                                            NEW JERSEY                         NEW JERSEY                          NEW JERSEY
                                     INVESTMENT QUALITY (NQJ)             PREMIUM INCOME (NNJ)            DIVIDEND ADVANTAGE (NXJ)
                                  -----------------------------      ------------------------------      ---------------------------
                                    YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED     YEAR ENDED
                                       6/30/05          6/30/04           6/30/05           6/30/04          6/30/05        6/30/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 19,481,237     $ 20,558,464      $ 11,306,412      $ 11,904,836      $ 6,400,915    $ 6,578,953
Net realized gain from investments   3,339,508        5,219,194         4,268,639         3,841,083        1,221,262        406,876
Net realized gain (loss) from
   forward swaps                            --               --                --                --         (201,571)            --
Change in net unrealized appreciation
   (depreciation) of investments    19,532,836      (20,391,457)        7,825,789       (13,401,493)       6,136,129     (5,455,331)
Distributions to Preferred
   Shareholders:
   From net investment income       (2,081,219)      (1,019,897)       (1,150,783)         (596,849)        (658,577)      (359,649)
   From accumulated net
     realized gains
     from investments                 (107,515)        (272,572)         (121,121)         (114,819)              --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares
   from operations                  40,164,847        4,093,732        22,128,936         1,632,758       12,898,158      1,170,849
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
 From net investment income        (19,283,118)     (19,523,339)      (11,079,485)      (11,259,998)      (6,070,304)    (6,144,941)
 From accumulated net
   realized gains
   from investments                 (2,241,452)      (4,021,804)       (2,620,075)       (1,617,686)              --             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to
   Common shares from
   distributions to
   Common shareholders             (21,524,570)     (23,545,143)      (13,699,560)      (12,877,684)      (6,070,304)    (6,144,941)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares         --               --                --                --               --          1,664
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions     770,952        2,153,223                --           429,837           22,984        121,525
Preferred shares offering costs             --               --                --                --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from capital
   share transactions                  770,952        2,153,223                --           429,837           22,984        123,189
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares      19,411,229      (17,298,188)        8,429,376       (10,815,089)       6,850,838     (4,850,903)
Net assets applicable
   to Common shares
   at the beginning of year        299,671,399      316,969,587       184,752,934       195,568,023       95,650,839    100,501,742
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year      $319,082,628     $299,671,399      $193,182,310      $184,752,934     $102,501,677   $ 95,650,839
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of year             $    934,719     $  2,868,612      $  1,224,771      $  2,164,292     $    568,730   $    899,542
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                           NEW JERSEY                         PENNSYLVANIA                      PENNSYLVANIA
                                    DIVIDEND ADVANTAGE 2 (NUJ)          INVESTMENT QUALITY (NQP)           PREMIUM INCOME 2 (NPY)
                                   ----------------------------      ------------------------------     ----------------------------
                                    YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                       6/30/05          6/30/04           6/30/05           6/30/04          6/30/05         6/30/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income              $ 4,539,226      $ 4,644,299      $ 15,081,033      $ 15,999,329     $ 14,629,139   $ 15,541,734
Net realized gain from investments     545,334          184,368         3,033,351         2,709,764        5,554,834      1,921,255
Net realized gain (loss) from
   forward swaps                      (143,801)              --                --                --               --             --
Change in net unrealized
   appreciation (depreciation)
   of investments                    5,262,530       (3,908,064)       13,962,464       (18,659,657)       8,419,347    (14,322,786)
Distributions to Preferred
   Shareholders:
   From net investment income         (500,033)        (250,791)       (2,017,435)         (958,666)      (1,647,195)      (799,594)
   From accumulated net
     realized gains
     from investments                  (13,577)         (18,535)         (138,958)          (18,006)        (131,391)      (131,627)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common
   shares from operations            9,689,679          651,277        29,920,455          (927,236)      26,824,734      2,208,982
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income          (4,140,074)      (4,138,773)      (14,534,163)      (14,918,893)     (14,724,745)   (14,966,175)
From accumulated net
   realized gains
   from investments                   (237,176)        (243,881)       (2,308,550)         (204,569)      (2,842,911)    (1,741,706)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders           (4,377,250)      (4,382,654)      (16,842,713)      (15,123,462)     (17,567,656)   (16,707,881)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares         --               --                --                --               --             --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions          --           36,511                --           413,637          661,012        350,285
Preferred shares offering costs             --           (2,307)               --                --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from
   capital share transactions               --           34,204                --           413,637          661,012        350,285
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to
   Common shares                     5,312,429       (3,697,173)       13,077,742       (15,637,061)       9,918,090    (14,148,614)
Net assets applicable to Common
   shares at the beginning of year  65,918,695       69,615,868       243,287,103       258,924,164      232,455,063    246,603,677
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year       $71,231,124      $65,918,695      $256,364,845      $243,287,103     $242,373,153   $232,455,063
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                     $   337,234      $   445,202      $  (246,293)      $  1,231,310     $    759,544   $  2,530,339
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            CHANGES IN NET ASSETS (continued)
                                                                              PENNSYLVANIA                      PENNSYLVANIA
                                                                        DIVIDEND ADVANTAGE (NXM)         DIVIDEND ADVANTAGE 2 (NVY)
                                                                     -----------------------------      ----------------------------
                                                                      YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                         6/30/05           6/30/04          6/30/05         6/30/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $ 3,275,260       $ 3,431,079      $ 3,626,330     $ 3,654,980
Net realized gain from investments                                     1,620,266           265,020          320,219         201,991
Net realized gain (loss) from forward
   swaps                                                                (232,654)               --         (164,341)             --
Change in net unrealized appreciation
   (depreciation) of investments                                       2,111,728        (2,825,573)       3,889,901      (3,455,178)
Distributions to Preferred Shareholders:
   From net investment income                                           (327,355)         (168,884)        (416,243)       (199,429)
   From accumulated net realized gains
     from investments                                                    (58,447)          (40,997)          (9,192)        (49,773)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                     6,388,798           660,645        7,246,674         152,591
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                            (3,171,680)       (3,180,784)      (3,283,404)     (3,419,014)
From accumulated net realized gains
   from investments                                                   (1,198,780)         (570,305)        (159,790)       (579,472)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                             (4,370,460)       (3,751,089)      (3,443,194)     (3,998,486)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                           --             1,664               --              --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                                       144,217            46,581               --          17,176
Preferred shares offering costs                                               --                --               --          (3,394)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares from
   capital share transactions                                            144,217            48,245               --          13,782
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                         2,162,555        (3,042,199)       3,803,480      (3,832,113)
Net assets applicable to Common
   shares at the beginning of year                                    50,549,162        53,591,361       55,370,325      59,202,438
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                         $52,711,717       $50,549,162      $59,173,805     $55,370,325
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                                                       $   367,990       $   593,042      $   (92,744)    $   (19,053)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
      FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ), Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ), Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ), Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ), Nuveen Pennsylvania Investment Quality Municipal Fund (NQP), Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY), Nuveen Pennsylvania Dividend Advantage Municipal Fund
(NXM) and Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY). Common shares of New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY) are traded on the New York Stock Exchange while Common shares of New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), Pennsylvania Dividend Advantage (NXM) and Pennsylvania Dividend Advantage 2 (NVY) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and applicable state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state.

Effective January 1, 2005, Nuveen Advisory Corp. ("NAC"), the Funds' previous Adviser, and its affiliate, Nuveen Institutional Advisory Corp. ("NIAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NAC or NIAC.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of derivative investments are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. If the pricing service is unable to supply a price for a derivative investment each Fund may use a market quote provided by a major broker/dealer in such investments. If it is determined that market prices for an investment are unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Securities purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 2005, New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), Pennsylvania Premium Income 2 (NPY), and Pennsylvania Dividend Advantage 2 (NVY) had outstanding when-issued and/or delayed delivery purchase commitments of $10,321,025, $5,912,620, $7,853,181, and $785,411, respectively. There were no such outstanding purchase commitments in any of the other funds.

Notes to
    FINANCIAL STATEMENTS (continued)



Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and applicable state taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended June 30, 2005, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares
The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable weekly at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                        NEW JERSEY     NEW JERSEY     NEW JERSEY     NEW JERSEY
                                                        INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                                           QUALITY         INCOME      ADVANTAGE    ADVANTAGE 2
                                                             (NQJ)          (NNJ)          (NXJ)          (NUJ)
---------------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                  3,200             --             --             --
   Series T                                                     --            624          1,920             --
   Series W                                                     --          1,440             --          1,380
   Series TH                                                 2,000          1,600             --             --
   Series F                                                  1,280             --             --             --
---------------------------------------------------------------------------------------------------------------
Total                                                        6,480          3,664          1,920          1,380
===============================================================================================================
                                                      PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
                                                        INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                                           QUALITY       INCOME 2      ADVANTAGE    ADVANTAGE 2
                                                             (NQP)          (NPY)          (NXM)          (NVY)
---------------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                     --            844             --          1,140
   Series T                                                    880             --          1,000             --
   Series W                                                  2,400             --             --             --
   Series TH                                                 2,000          2,080             --             --
   Series F                                                     --          1,800             --             --
---------------------------------------------------------------------------------------------------------------
Total                                                        5,280          4,724          1,000          1,140
===============================================================================================================

Forward Swap Transactions
The Funds may invest in certain derivative financial instruments. The Funds' use of forward interest rate swap transactions is intended to mitigate the negative impact that an increase in long-term interest rates could have on Common share net asset value. Forward interest rate swap transactions involve each Fund's agreement with the counterparty to pay, in the future, a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment. The amount of the payment obligation is based on the notional amount of the forward swap contract, and would increase (or decrease) in value based primarily on the extent to which long-term interest rates for bonds having a maturity of the swaps' termination date were to increase (or decrease). The Funds may close out a contract prior to the effective date at which point a realized gain or loss would be recognized. When a forward swap is terminated, it does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated to, terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To minimize such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. At June 30, 2005, the Funds did not have any forward swap contracts outstanding.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Funds' organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common shares were as follows:

                                  NEW JERSEY                  NEW JERSEY                 NEW JERSEY
                           INVESTMENT QUALITY (NQJ)      PREMIUM INCOME (NNJ)    DIVIDEND ADVANTAGE (NXJ)
                           ------------------------   -----------------------   -------------------------
                           YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED     YEAR ENDED
                              6/30/05       6/30/04      6/30/05      6/30/04      6/30/05        6/30/04
---------------------------------------------------------------------------------------------------------
Common shares issued to
     shareholders due
     to reinvestment
     of distributions          49,812       136,119           --       26,399        1,445          7,816
=========================================================================================================
                                 NEW JERSEY                 PENNSYLVANIA               PENNSYLVANIA
                         DIVIDEND ADVANTAGE 2 (NUJ)   INVESTMENT QUALITY (NQP)    PREMIUM INCOME 2 (NPY)
                         --------------------------   ------------------------  -------------------------
                           YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED     YEAR ENDED
                              6/30/05       6/30/04      6/30/05      6/30/04      6/30/05        6/30/04
---------------------------------------------------------------------------------------------------------
Common shares issued to
     shareholders due
     to reinvestment
     of distributions              --         2,305           --       26,180       42,619         21,918
=========================================================================================================
                                                           PENNSYLVANIA               PENNSYLVANIA
                                                    DIVIDEND ADVANTAGE (NXM)   DIVIDEND ADVANTAGE 2 (NVY)
                                                    ------------------------   --------------------------
                                                    YEAR ENDED   YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                       6/30/05      6/30/04        6/30/05        6/30/04
---------------------------------------------------------------------------------------------------------
Common shares issued to
     shareholders due to
     reinvestment of distributions                       8,948        2,833             --          1,068
=========================================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



3. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities during the fiscal year ended June 30, 2005, were as follows:

                                                        NEW JERSEY     NEW JERSEY     NEW JERSEY     NEW JERSEY
                                                        INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                                           QUALITY         INCOME      ADVANTAGE    ADVANTAGE 2
                                                             (NQJ)          (NNJ)          (NXJ)          (NUJ)
---------------------------------------------------------------------------------------------------------------
Purchases                                              $73,834,890    $59,823,825    $24,210,835    $11,024,984
Sales and maturities                                    69,102,963     61,246,019     25,271,967     11,450,188
===============================================================================================================
                                                      PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
                                                        INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                                           QUALITY       INCOME 2      ADVANTAGE    ADVANTAGE 2
                                                             (NQP)          (NPY)          (NXM)          (NVY)
---------------------------------------------------------------------------------------------------------------
Purchases                                              $69,344,822    $79,998,320    $10,033,879     $7,209,414
Sales and maturities                                    70,770,703     79,402,858     11,333,717      6,641,405
===============================================================================================================

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on investment transactions.

At June 30, 2005, the cost of investments was as follows:

                                                        NEW JERSEY     NEW JERSEY     NEW JERSEY     NEW JERSEY
                                                        INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                                           QUALITY         INCOME      ADVANTAGE    ADVANTAGE 2
                                                             (NQJ)          (NNJ)          (NXJ)          (NUJ)
---------------------------------------------------------------------------------------------------------------
Cost of investments                                   $454,418,037   $267,114,148   $140,646,590    $97,646,286
===============================================================================================================
                                                      PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
                                                        INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                                           QUALITY       INCOME 2      ADVANTAGE    ADVANTAGE 2
                                                             (NQP)          (NPY)          (NXM)          (NVY)
---------------------------------------------------------------------------------------------------------------
Cost of investments                                   $359,704,963   $341,856,383    $71,478,721    $80,025,867
===============================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2005, were as follows:

                                                        NEW JERSEY     NEW JERSEY     NEW JERSEY     NEW JERSEY
                                                        INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                                           QUALITY         INCOME      ADVANTAGE    ADVANTAGE 2
                                                             (NQJ)          (NNJ)          (NXJ)          (NUJ)
---------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                        $26,956,819    $16,850,974     $8,857,010     $6,710,804
   Depreciation                                           (614,170)       (55,720)      (305,699)      (137,899)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments             $26,342,649    $16,795,254     $8,551,311     $6,572,905
===============================================================================================================
                                                      PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
                                                        INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                                           QUALITY       INCOME 2      ADVANTAGE    ADVANTAGE 2
                                                             (NQP)          (NPY)          (NXM)          (NVY)
---------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                        $23,829,272    $21,685,840     $5,100,743     $6,310,737
   Depreciation                                           (107,486)      (184,386)       (96,701)      (150,449)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments             $23,721,786    $21,501,454     $5,004,042     $6,160,288
===============================================================================================================

The tax components of undistributed net investment income and net realized gains at June 30, 2005, were as follows:

                                                        NEW JERSEY     NEW JERSEY     NEW JERSEY     NEW JERSEY
                                                        INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                                           QUALITY         INCOME      ADVANTAGE    ADVANTAGE 2
                                                             (NQJ)          (NNJ)          (NXJ)          (NUJ)
---------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                   $2,455,252     $1,957,962     $1,005,406       $666,880
Undistributed net ordinary income **                            --          8,126             --            124
Undistributed net long-term capital gains                3,192,811      3,306,884        283,535        348,418
===============================================================================================================
                                                      PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
                                                        INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                                           QUALITY       INCOME 2      ADVANTAGE    ADVANTAGE 2
                                                             (NQP)          (NPY)          (NXM)          (NVY)
---------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                   $  868,902     $1,756,762       $608,163       $146,085
Undistributed net ordinary income **                         8,580         41,520             --             --
Undistributed net long-term capital gains                1,984,315      3,689,922        376,400        288,023
===============================================================================================================

* Undistributed net tax exempt income (on a tax basis) has not been reduced for the dividend declared on June 1, 2005, paid on July 1, 2005.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to
    FINANCIAL STATEMENTS (continued)



The tax character of distributions paid during the fiscal years ended June 30, 2005, and June 30, 2004, was designated for purposes of the dividends paid deduction as follows:

                                                        NEW JERSEY     NEW JERSEY     NEW JERSEY     NEW JERSEY
                                                        INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                                           QUALITY         INCOME      ADVANTAGE    ADVANTAGE 2
2005                                                         (NQJ)          (NNJ)          (NXJ)          (NUJ)
---------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income               $21,476,819    $12,307,476     $6,771,438     $4,644,877
Distributions from net ordinary income **                       --          3,453             --             44
Distributions from net long-term capital gains           2,348,967      2,741,196             --        250,753
===============================================================================================================
                                                      PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
                                                        INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                                           QUALITY       INCOME 2      ADVANTAGE    ADVANTAGE 2
2005                                                         (NQP)          (NPY)          (NXM)          (NVY)
---------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income               $16,672,670    $16,397,456     $3,485,060     $3,731,320
Distributions from net ordinary income **                   17,181         90,448         20,509             --
Distributions from net long-term capital gains           2,440,428      2,957,194      1,257,227        168,982
===============================================================================================================

                                                        NEW JERSEY     NEW JERSEY     NEW JERSEY     NEW JERSEY
                                                        INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                                           QUALITY         INCOME      ADVANTAGE    ADVANTAGE 2
2004                                                         (NQJ)          (NNJ)          (NXJ)          (NUJ)
---------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income               $20,469,088    $11,842,477     $6,494,901     $4,384,953
Distributions from net ordinary income **                   41,049          4,078             --        181,959
Distributions from net long-term capital gains           4,294,376      1,732,505             --         80,457
===============================================================================================================
                                                      PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
                                                        INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                                           QUALITY       INCOME 2      ADVANTAGE    ADVANTAGE 2
2004                                                         (NQP)          (NPY)          (NXM)          (NVY)
---------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income               $15,807,419    $15,737,685     $3,347,542     $3,621,688
Distributions from net ordinary income **                   67,996         23,349          6,531        383,089
Distributions from net long-term capital gains             222,575      1,873,333        605,751        246,490
===============================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
As approved by the Board of Directors/Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by the Adviser, or its predecessor and its affiliates. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As of July 31, 2005, the complex-level fee rate was .1899%; that is, the funds' effective management fees were reduced by approximately .0101%.

Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                             NEW JERSEY INVESTMENT QUALITY (NQJ)
                                                 NEW JERSEY PREMIUM INCOME (NNJ)
AVERAGE DAILY NET ASSETS                   PENNSYLVANIA INVESTMENT QUALITY (NQP)
(INCLUDING NET ASSETS                        PENNSYLVANIA PREMIUM INCOME 2 (NPY)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                             NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
                                           NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
AVERAGE DAILY NET ASSETS                   PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
(INCLUDING NET ASSETS                    PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

Each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                             NEW JERSEY INVESTMENT QUALITY (NQJ)
                                                 NEW JERSEY PREMIUM INCOME (NNJ)
AVERAGE DAILY NET ASSETS                   PENNSYLVANIA INVESTMENT QUALITY (NQP)
(INCLUDING NET ASSETS                        PENNSYLVANIA PREMIUM INCOME 2 (NPY)
ATTRIBUTABLE TO PREFERRED SHARES)                            MANAGEMENT FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================

                                             NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
                                           NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
AVERAGE DAILY NET ASSETS                   PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
(INCLUDING NET ASSETS                    PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
ATTRIBUTABLE TO PREFERRED SHARES)                            MANAGEMENT FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For net assets over $2 billion                                            .5750
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first ten years of New Jersey Dividend Advantage's (NXJ) and Pennsylvania Dividend Advantage's (NXM) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
MARCH 31,                                        MARCH 31,
--------------------------------------------------------------------------------
2001*                      .30%                  2007                       .25%
2002                       .30                   2008                       .20
2003                       .30                   2009                       .15
2004                       .30                   2010                       .10
2005                       .30                   2011                       .05
2006                       .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse New Jersey Dividend Advantage (NXJ) and Pennsylvania Dividend Advantage (NXM) for any portion of their fees and expenses beyond March 31, 2011.

For the first ten years of New Jersey Dividend Advantage 2's (NUJ) and Pennsylvania Dividend Advantage 2's (NVY) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
MARCH 31,                                        MARCH 31,
--------------------------------------------------------------------------------
2002*                      .30%                  2008                       .25%
2003                       .30                   2009                       .20
2004                       .30                   2010                       .15
2005                       .30                   2011                       .10
2006                       .30                   2012                       .05
2007                       .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse New Jersey Dividend Advantage 2 (NUJ) and Pennsylvania Dividend Advantage 2 (NVY) for any portion of their fees and expenses beyond March 31, 2012.

6. ANNOUNCEMENT REGARDING PARENT COMPANY OF ADVISER
In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers' controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which resulted in the automatic termination of each agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Directors/Trustees had approved new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreements took effect upon such settlement.

Notes to
    FINANCIAL STATEMENTS (continued)



7. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on August 1, 2005, to shareholders of record on July 15, 2005, as follows:

                                                        NEW JERSEY     NEW JERSEY     NEW JERSEY     NEW JERSEY
                                                        INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                                           QUALITY         INCOME      ADVANTAGE    ADVANTAGE 2
                                                             (NQJ)          (NNJ)          (NXJ)          (NUJ)
---------------------------------------------------------------------------------------------------------------
Dividend per share                                          $.0730         $.0710         $.0715         $.0765
===============================================================================================================
                                                      PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
                                                        INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                                           QUALITY       INCOME 2      ADVANTAGE    ADVANTAGE 2
                                                             (NQP)          (NPY)          (NXM)          (NVY)
---------------------------------------------------------------------------------------------------------------
Dividend per share                                          $.0670         $.0710         $.0775         $.0670
===============================================================================================================

Financial
       HIGHLIGHTS

Financial
       HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:
                                                       Investment Operations                              Less Distributions
                                  ---------------------------------------------------------------  --------------------------------
                                                           Distributions   Distributions
                                                                from Net            from                  Net
                       Beginning                              Investment         Capital           Investment     Capital
                          Common                      Net      Income to        Gains to            Income to    Gains to
                           Share         Net    Realized/      Preferred       Preferred               Common      Common
                       Net Asset  Investment   Unrealized         Share-          Share-               Share-      Share-
                           Value      Income   Gain (Loss)       holders+        holders+   Total     holders     holders     Total
====================================================================================================================================
NEW JERSEY INVESTMENT
QUALITY (NQJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2005                      $14.69       $ .95        $1.13          $(.10)          $(.01)   $1.97       $(.94)      $(.11)   $(1.05)
2004                       15.65        1.01         (.75)          (.05)           (.01)     .20        (.96)       (.20)    (1.16)
2003                       15.07        1.05          .61           (.07)           (.01)    1.58        (.93)       (.07)    (1.00)
2002                       15.03        1.10         (.01)          (.13)             --      .96        (.92)         --      (.92)
2001                       14.45        1.19          .58           (.27)             --     1.50        (.92)         --      (.92)

NEW JERSEY PREMIUM
INCOME (NNJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2005                       15.35         .94         1.01           (.10)           (.01)    1.84        (.92)       (.22)    (1.14)
2004                       16.28         .99         (.79)          (.05)           (.01)     .14        (.94)       (.13)    (1.07)
2003                       15.60        1.04          .63           (.07)             --     1.60        (.92)         --      (.92)
2002                       15.27        1.06          .24           (.12)             --     1.18        (.85)         --      (.85)
2001                       14.28        1.07          .99           (.25)             --     1.81        (.82)         --      (.82)

NEW JERSEY DIVIDEND
ADVANTAGE (NXJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2005                       14.59         .98         1.09           (.10)             --     1.97        (.93)         --      (.93)
2004                       15.35        1.00         (.77)          (.05)             --      .18        (.94)         --      (.94)
2003                       14.38        1.04          .86           (.07)             --     1.83        (.87)         --      (.87)
2002                       14.39        1.04         (.07)          (.13)             --      .84        (.85)         --      (.85)
2001(a)                    14.33         .14          .22           (.03)             --      .33        (.14)         --      (.14)

NEW JERSEY DIVIDEND
ADVANTAGE 2 (NUJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2005                       14.62        1.00         1.25           (.11)             --     2.14        (.92)       (.05)     (.97)
2004                       15.44        1.03         (.82)          (.06)             --      .15        (.92)       (.05)     (.97)
2003                       14.46        1.05          .96           (.08)             --     1.93        (.92)       (.03)     (.95)
2002(b)                    14.33         .16          .27           (.01)             --      .42        (.15)         --      (.15)
====================================================================================================================================
                                                                          Total Returns
                                                                        -------------------
                                                                                    Based
                                 Offering                                              on
                                Costs and       Ending                             Common
                                Preferred       Common                   Based      Share
                                    Share        Share       Ending         on        Net
                             Underwriting    Net Asset       Market     Market      Asset
                                Discounts        Value        Value      Value**    Value**
===========================================================================================
NEW JERSEY INVESTMENT
QUALITY (NQJ)
-------------------------------------------------------------------------------------------
Year Ended 6/30:
2005                                  $--       $15.61       $15.25      15.13%     13.81%
2004                                   --        14.69        14.19      (4.09)      1.26
2003                                   --        15.65        15.94      11.68      10.72
2002                                   --        15.07        15.22       4.19       6.56
2001                                   --        15.03        15.50      17.13      10.62

NEW JERSEY PREMIUM
INCOME (NNJ)
-------------------------------------------------------------------------------------------
Year Ended 6/30:
2005                                   --        16.05        15.76      19.43      12.31
2004                                   --        15.35        14.19      (5.65)       .85
2003                                   --        16.28        16.10      10.18      10.48
2002                                   --        15.60        15.50       7.88       7.91
2001                                   --        15.27        15.19      20.13      12.90

NEW JERSEY DIVIDEND
ADVANTAGE (NXJ)
-------------------------------------------------------------------------------------------
Year Ended 6/30:
2005                                   --        15.63        15.38      19.97      13.80
2004                                   --        14.59        13.63      (5.13)      1.20
2003                                  .01        15.35        15.30      15.09      13.18
2002                                   --        14.38        14.12       (.17)      6.05
2001(a)                              (.13)       14.39        14.99        .87       1.42

NEW JERSEY DIVIDEND
ADVANTAGE 2 (NUJ)
-------------------------------------------------------------------------------------------
Year Ended 6/30:
2005                                    --        15.79        15.90      23.39      15.00
2004                                    --        14.62        13.74      (4.81)      1.02
2003                                    --        15.44        15.40       9.14      13.74
2002(b)                               (.14)       14.46        15.04       1.29       1.98
===========================================================================================
                                                                 Ratios/Supplemental Data
                              --------------------------------------------------------------------------------------------
                                               Before Credit/Reimbursement       After Credit/Reimbursement***
                                              ------------------------------    -------------------------------
                                                              Ratio of Net                    Ratio of Net
                                                Ratio of        Investment        Ratio of      Investment
                                   Ending       Expenses         Income to        Expenses       Income to
                                      Net     to Average           Average      to Average         Average
                                   Assets     Net Assets        Net Assets      Net Assets      Net Assets
                               Applicable     Applicable        Applicable      Applicable      Applicable      Portfolio
                                to Common      to Common         to Common       to Common       to Common       Turnover
                              Shares (000)        Shares++          Shares++        Shares++        Shares++         Rate
==========================================================================================================================
NEW JERSEY INVESTMENT
QUALITY (NQJ)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2005                             $319,083           1.21%             6.22%           1.20%           6.23%            15%
2004                              299,671           1.21              6.64            1.21            6.64             19
2003                              316,970           1.22              6.80            1.22            6.81             12
2002                              304,808           1.25              7.35            1.23            7.36             22
2001                              301,785           1.24              7.97            1.23            7.99             16

NEW JERSEY PREMIUM
INCOME (NNJ)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2005                              193,182           1.18              5.91            1.17            5.92             21
2004                              184,753           1.18              6.23            1.18            6.23             23
2003                              195,568           1.20              6.48            1.20            6.48             13
2002                              187,393           1.22              6.85            1.22            6.86             14
2001                              183,451           1.25              7.14            1.24            7.15              6

NEW JERSEY DIVIDEND
ADVANTAGE (NXJ)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2005                              102,502           1.19              5.94             .74            6.39             17
2004                               95,651           1.20              6.26             .74            6.71             11
2003                              100,502           1.19              6.56             .74            7.01              8
2002                               94,130           1.24              6.76             .75            7.25              7
2001(a)                            94,187           1.05*             3.65*            .66*           4.03*             1

NEW JERSEY DIVIDEND
ADVANTAGE 2 (NUJ)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2005                               71,231           1.23              6.09             .77            6.54             11
2004                               65,919           1.25              6.41             .79            6.87             11
2003                               69,616           1.23              6.53             .76            7.00             12
2002(b)                            65,153           1.07*             3.86*            .67*           4.25*            --
==========================================================================================================================
                                    Preferred Shares at End of Period
                               --------------------------------------------
                                 Aggregate       Liquidation
                                    Amount        and Market         Asset
                               Outstanding             Value      Coverage
                                      (000)        Per Share     Per Share
===========================================================================
NEW JERSEY INVESTMENT
QUALITY (NQJ)
---------------------------------------------------------------------------
Year Ended 6/30:
2005                              $162,000           $25,000       $74,241
2004                               162,000            25,000        71,246
2003                               162,000            25,000        73,915
2002                               162,000            25,000        72,038
2001                               162,000            25,000        71,572

NEW JERSEY PREMIUM
INCOME (NNJ)
---------------------------------------------------------------------------
Year Ended 6/30:
2005                                91,600            25,000        77,724
2004                                91,600            25,000        75,424
2003                                91,600            25,000        78,376
2002                                91,600            25,000        76,144
2001                                91,600            25,000        75,068

NEW JERSEY DIVIDEND
ADVANTAGE (NXJ)
---------------------------------------------------------------------------
Year Ended 6/30:
2005                                48,000            25,000        78,386
2004                                48,000            25,000        74,818
2003                                48,000            25,000        77,345
2002                                48,000            25,000        74,026
2001(a)                             48,000            25,000        74,055

NEW JERSEY DIVIDEND
ADVANTAGE 2 (NUJ)
---------------------------------------------------------------------------
Year Ended 6/30:
2005                                34,500            25,000        76,617
2004                                34,500            25,000        72,767
2003                                34,500            25,000        75,446
2002(b)                             34,500            25,000        72,213
===========================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period March 27, 2001 (commencement of operations) through June 30, 2001.
(b) For the period March 25, 2002 (commencement of operations) through June 30, 2002.

                                 See accompanying notes to financial statements.

                                  82-83 SPREAD

                        Financial HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:
                                                       Investment Operations                                Less Distributions
                                   --------------------------------------------------------------  ---------------------------------
                                                           Distributions   Distributions
                                                                from Net            from                  Net
                        Beginning                             Investment         Capital           Investment     Capital
                           Common                     Net      Income to        Gains to            Income to    Gains to
                            Share         Net   Realized/      Preferred       Preferred               Common      Common
                        Net Asset  Investment  Unrealized         Share-          Share-               Share-      Share-
                            Value      Income  Gain (Loss)       holders+        holders+   Total     holders     holders     Total
====================================================================================================================================
PENNSYLVANIA INVESTMENT
QUALITY (NQP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2005                       $14.92       $ .92       $1.05          $(.12)          $(.01)   $1.84       $(.89)      $(.14)   $(1.03)
2004                        15.91         .98        (.98)          (.06)             --     (.06)       (.92)       (.01)     (.93)
2003                        14.70        1.02        1.19           (.09)             --     2.12        (.91)         --      (.91)
2002                        14.57        1.09         .09           (.14)             --     1.04        (.91)         --      (.91)
2001                        14.39        1.23         .16           (.30)             --     1.09        (.91)         --      (.91)

PENNSYLVANIA PREMIUM
INCOME 2 (NPY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2005                        14.74         .92         .88           (.10)           (.01)    1.69        (.93)       (.18)    (1.11)
2004                        15.65         .98        (.77)          (.05)           (.01)     .15        (.95)       (.11)    (1.06)
2003                        14.83        1.04         .79           (.08)             --     1.75        (.93)         --      (.93)
2002                        14.44        1.07         .30           (.12)             --     1.25        (.86)         --      (.86)
2001                        13.48        1.07         .95           (.27)             --     1.75        (.79)         --      (.79)

PENNSYLVANIA DIVIDEND
ADVANTAGE (NXM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2005                        15.32         .99        1.06           (.10)           (.02)    1.93        (.96)       (.36)    (1.32)
2004                        16.25        1.04        (.78)          (.05)           (.01)     .20        (.96)       (.17)    (1.13)
2003                        14.96        1.08        1.29           (.07)           (.01)    2.29        (.92)       (.10)    (1.02)
2002                        14.48        1.12         .37           (.13)             --     1.36        (.87)       (.01)     (.88)
2001(a)                     14.33         .14         .35           (.03)             --      .46        (.15)         --      (.15)

PENNSYLVANIA DIVIDEND
ADVANTAGE 2 (NVY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2005                        14.87         .97        1.08           (.11)             --     1.94        (.88)       (.04)     (.92)
2004                        15.90         .98        (.87)          (.05)           (.01)     .05        (.92)       (.16)    (1.08)
2003                        14.64        1.00        1.30           (.09)             --     2.21        (.92)       (.03)     (.95)
2002(b)                     14.33         .15         .46           (.01)             --      .60        (.15)         --      (.15)
====================================================================================================================================
                                                                            Total Returns
                                                                        -------------------
                                                                                    Based
                                 Offering                                              on
                                Costs and       Ending                             Common
                                Preferred       Common                   Based      Share
                                    Share        Share       Ending         on        Net
                             Underwriting    Net Asset       Market     Market      Asset
                                Discounts        Value        Value      Value**    Value**
===========================================================================================
PENNSYLVANIA INVESTMENT
QUALITY (NQP)
-------------------------------------------------------------------------------------------
Year Ended 6/30:
2005                                 $ --       $15.73       $15.16      19.53%     12.67%
2004                                   --        14.92        13.58      (9.73)      (.38)
2003                                   --        15.91        16.01      11.98      14.79
2002                                   --        14.70        15.18       6.57       7.34
2001                                   --        14.57        15.13      11.99       7.75

PENNSYLVANIA PREMIUM
INCOME 2 (NPY)
-------------------------------------------------------------------------------------------
Year Ended 6/30:
2005                                   --        15.32        15.16      17.79      11.80
2004                                   --        14.74        13.84      (7.22)       .94
2003                                   --        15.65        16.00      15.09      12.09
2002                                   --        14.83        14.79      13.25       8.88
2001                                   --        14.44        13.87      19.04      13.25

PENNSYLVANIA DIVIDEND
ADVANTAGE (NXM)
-------------------------------------------------------------------------------------------
Year Ended 6/30:
2005                                   --        15.93        16.14      21.84      13.02
2004                                   --        15.32        14.39      (5.95)      1.30
2003                                  .02        16.25        16.46      18.13      15.95
2002                                   --        14.96        14.89       9.10       9.67
2001(a)                              (.16)       14.48        14.49      (2.45)      2.06

PENNSYLVANIA DIVIDEND
ADVANTAGE 2 (NVY)
-------------------------------------------------------------------------------------------
Year Ended 6/30:
2005                                   --        15.89        14.90      17.63      13.37
2004                                   --        14.87        13.48      (8.58)       .29
2003                                   --        15.90        15.84      14.38      15.48
2002(b)                              (.14)       14.64        14.74       (.73)      3.24
===========================================================================================
                                                                   Ratios/Supplemental Data
                                --------------------------------------------------------------------------------------------
                                                 Before Credit/Reimbursement       After Credit/Reimbursement***
                                                ------------------------------    -------------------------------
                                                                Ratio of Net                    Ratio of Net
                                                  Ratio of        Investment        Ratio of      Investment
                                     Ending       Expenses         Income to        Expenses       Income to
                                        Net     to Average           Average      to Average         Average
                                     Assets     Net Assets        Net Assets      Net Assets      Net Assets
                                 Applicable     Applicable        Applicable      Applicable      Applicable      Portfolio
                                  to Common      to Common         to Common       to Common       to Common       Turnover
                                Shares (000)        Shares++          Shares++        Shares++        Shares++         Rate
============================================================================================================================
PENNSYLVANIA INVESTMENT
QUALITY (NQP)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2005                               $256,365           1.23%             5.96%           1.22%           5.97%            18%
2004                                243,287           1.23              6.38            1.22            6.39             17
2003                                258,924           1.27              6.59            1.26            6.60             11
2002                                238,926           1.31              7.42            1.30            7.44             34
2001                                235,188           1.29              8.40            1.27            8.41             17

PENNSYLVANIA PREMIUM
INCOME 2 (NPY)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2005                                242,373           1.19              6.09            1.19            6.10             22
2004                                232,455           1.18              6.45            1.17            6.46             16
2003                                246,604           1.20              6.76            1.19            6.77             19
2002                                233,536           1.24              7.28            1.23            7.29              7
2001                                227,377           1.25              7.55            1.24            7.57             10

PENNSYLVANIA DIVIDEND
ADVANTAGE (NXM)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2005                                 52,712           1.23              5.82             .78            6.28             13
2004                                 50,549           1.21              6.15             .76            6.60             10
2003                                 53,591           1.23              6.44             .79            6.88             13
2002                                 49,306           1.29              7.12             .82            7.59             48
2001(a)                              47,723           1.26*             3.51*            .87*           3.90*            --

PENNSYLVANIA DIVIDEND
ADVANTAGE 2 (NVY)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2005                                 59,174           1.23              5.80             .78            6.25              8
2004                                 55,370           1.24              5.95             .78            6.40              4
2003                                 59,202           1.25              6.07             .78            6.53             13
2002(b)                              54,481           1.09*             3.77*            .70*           4.15*             8
============================================================================================================================
                                   Preferred Shares at End of Period
                              --------------------------------------------
                                Aggregate       Liquidation
                                   Amount        and Market         Asset
                              Outstanding             Value      Coverage
                                     (000)        Per Share     Per Share
==========================================================================
PENNSYLVANIA INVESTMENT
QUALITY (NQP)
--------------------------------------------------------------------------
Year Ended 6/30:
2005                             $132,000           $25,000        $73,554
2004                              132,000            25,000         71,077
2003                              132,000            25,000         74,039
2002                              132,000            25,000         70,251
2001                              132,000            25,000         69,543

PENNSYLVANIA PREMIUM
INCOME 2 (NPY)
--------------------------------------------------------------------------
Year Ended 6/30:
2005                              118,100            25,000         76,307
2004                              118,100            25,000         74,207
2003                              118,100            25,000         77,202
2002                              118,100            25,000         74,436
2001                              118,100            25,000         73,132

PENNSYLVANIA DIVIDEND
ADVANTAGE (NXM)
--------------------------------------------------------------------------
Year Ended 6/30:
2005                               25,000            25,000         77,712
2004                               25,000            25,000         75,549
2003                               25,000            25,000         78,591
2002                               25,000            25,000         74,306
2001(a)                            25,000            25,000         72,723

PENNSYLVANIA DIVIDEND
ADVANTAGE 2 (NVY)
--------------------------------------------------------------------------
Year Ended 6/30:
2005                               28,500            25,000         76,907
2004                               28,500            25,000         73,570
2003                               28,500            25,000         76,932
2002(b)                            28,500            25,000         72,790
==========================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period March 27, 2001 (commencement of operations) through June 30, 2001.
(b) For the period March 25, 2002 (commencement of operations) through June 30, 2002.

                                 See accompanying notes to financial statements.

                                  84-85 SPREAD

Board Members
      AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board Members of the Fund. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUND     APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)     Chairman of        1994    Chairman and Director (since 1996) of Nuveen Investments,             155
3/28/49                        the Board                  Inc. and Nuveen Investments, LLC; Director (since 1992) and
333 W. Wacker Drive            and Trustee                Chairman (since 1996) of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Chairman and Director (since
                                                          1997) of Nuveen Asset Management; Director (since 1996)
                                                          of Institutional Capital Corporation; Chairman and Director
                                                          (since 1999) of Rittenhouse Asset Management, Inc.;
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           155
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (1989) as Senior Vice President of The Northern               155
7/29/34                                                   Trust Company; Director, Community Advisory Board for
333 W. Wacker Drive                                       Highland Park and Highwood, United Way of the North
Chicago, IL 60606                                         Shore (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       155
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire Group, a publicly held company; Adjunct Faculty Member,
Chicago, IL 60606                                         University of Iowa; Director, Gazette Companies; Life Trustee
                                                          of Coe College; Director, Iowa College Foundation; formerly,
                                                          Director, Alliant Energy; formerly, Director, Federal Reserve
                                                          Bank of Chicago; formerly, President and Chief Operating Officer,
                                                          SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                155
3/6/48                                                    Business at the University of Connecticut (since 2003);
333 W. Wacker Drive                                       previously, Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003);
                                                          Director (since 1997), Credit Research Center at
                                                          Georgetown University; Director of Xerox Corporation
                                                          (since 2004).

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert               Board member       2005    Retired (2004) as Chairman, JPMorgan Asset Management,                153
10/28/42                                                  President and CEO, Banc One Investment Advisors Corporation,
333 W. Wacker Drive                                       and President, One Group Mutual Funds; prior thereto,
Chicago, IL 60606                                         Executive Vice President, Banc One Corporation and Chairman
                                                          and CEO, Banc One Investment Management Group; Board
                                                          of Regents, Luther College; currently a member of the American and Wisconsin Bar Associations.


                                       86

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUND     APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUND (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Chairman, formerly, Senior Partner and Chief Operating                155
9/24/44                                                   Officer, Miller-Valentine Partners Ltd., a real estate
333 W. Wacker Drive                                       investment company; formerly, Vice President, Miller-Valentine
Chicago, IL 60606                                         Realty, a construction company; Board Member and Chair of the
                                                          Finance Committee, member of the Audit Committee of Premier
                                                          Health Partners, the not-for-profit company of Miami
                                                          Valley Hospital; Board Member, formerly Chair, Dayton
                                                          Development Coalition; President, Dayton Philharmonic
                                                          Orchestra Association; formerly, Member, Community Advisory
                                                          Board, National City Bank, Dayton, Ohio and Business
                                                          Advisory Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     155
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine             Board member       2005    Senior Vice President for Business and Finance (since 1997),          155
1/22/50                                                   Northwestern University; Director (since 2003), Chicago
333 W. Wacker Drive                                       Board of Options Exchange; Director (since 2003), National
Chicago, IL 60606                                         Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since 1997), Board of Directors, Rubicon, an insurance company owned by
                                                          Northwestern University; Director (since 1997), Evanston
                                                          of Commerce and Evanston Inventure, a business
                                                          development organization.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               155
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (since 2002), General Counsel and
                                                          Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Managing Director (since 2002), Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President
                                                          (since 2000), of Nuveen Asset Management; Managing Director
                                                          (since 2004) and Assistant Secretary (since 1994) of Nuveen
                                                          Investments, Inc.; Assistant Secretary of NWQ Investment
                                                          Management Company, LLC (since 2002); Vice President and
                                                          Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management,
                                                          Inc. (since 2003); Chartered Financial Analyst.

                                       87


Board Members
      AND OFFICERS (CONTINUED)

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Managing Director (since 2005), previously, Vice President            155
9/22/63                                                   (since 2002), formerly, Assistant Vice President (since 1999)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 155
2/3/66                         and Assistant              President (since 2000) of Nuveen Investments, LLC.
333 W. Wacker Drive            Secretary
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999);               155
11/28/67                       and Treasurer              Vice President and Treasurer of Nuveen Investments, Inc.
333 W. Wacker Drive                                       (since 1999); Vice President and Treasurer of Nuveen Advisory
Chicago, IL 60606                                         Corp. and Nuveen Institutional Advisory Corp (since 1999)(3);
                                                          Vice President and Treasurer of Nuveen Asset Management
                                                          (since 2002) and of Nuveen Investments Advisers Inc.;
                                                          Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     1998    Vice President (since 2002) and Assistant General Counsel             155
9/24/64                        and Secretary              (since 1998), formerly, Assistant Vice President (since 1998)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Vice President (since 2002)
Chicago, IL 60606                                         and Assistant Secretary (since 1998), formerly Assistant
                                                          Vice President of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.(3); and (since 2005) Nuveen
                                                          Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004) formerly, Vice President of            155
10/24/45                                                  Nuveen Investments, LLC; Managing Director (since 2004)
333 W. Wacker Drive                                       formerly, Vice President (since 1998) of Nuveen Advisory Corp.
Chicago, IL 60606                                         and Nuveen Institutional Advisory Corp.(3); Managing Director
                                                          (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002) of Nuveen Investments,                 155
3/2/64                                                    LLC; Managing Director (since 2001), formerly, Vice President
333 W. Wacker Drive                                       (since 1995) of Nuveen Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                         Advisory Corp.(3); Managing Director (since 2001) of Nuveen
                                                          Asset Management; Vice President (since 2002) of Nuveen
                                                          Investment Advisers Inc.; Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         155
5/31/54                        and Controller             of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2004) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
James D. Grassi                Vice President     2004    Vice President and Deputy Director of Compliance (since 2004)         155
4/13/56                        and Chief                  of Nuveen Investments, LLC, Nuveen Investments Advisers Inc.,
333 W. Wacker Drive            Compliance                 Nuveen Asset Management and Rittenhouse Asset Management,
Chicago, IL 60606              Officer                    Inc.; previously, Vice President and Deputy Director of Compliance
                                                          (2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory
                                                          Corp. (3); formerly, Senior Attorney (1994 to 2004), The Northern
                                                          Trust Company.


                                       88

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    155
3/22/63                                                   LLC; Certified Public Accountant.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President (since 1999) of Nuveen Investments, LLC.               155
8/27/61
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             155
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Vice President (since 2005)
                                                          and Assistant Secretary of Nuveen Investments, Inc. and
                                                          of Nuveen Asset Management; Vice President (since 2000),
                                                          Assistant Secretary and Assistant General Counsel
                                                          (since 1998) of Rittenhouse Asset Management; Vice
                                                          President and Assistant Secretary of Nuveen Investments
                                                          Advisers Inc. (since 2002); Assistant Secretary of NWQ
                                                          Investment Management Company, LLC (since 2002).

(1) Mr. Schwertfeger is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.
(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

           ANNUAL INVESTMENT
           MANAGEMENT AGREEMENT
           APPROVAL PROCESS



At a meeting held on May 10-12, 2005, the Board of Trustees of each Fund, including the independent Trustees, unanimously approved the Investment Management Agreement between each Fund and NAM.

APPROVAL PROCESS
To assist the Board in its evaluation of an advisory contract with NAM, the independent Trustees received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by NAM; the organization of NAM, including the responsibilities of various departments and key personnel; the Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group") and if available, with recognized or, in certain cases, customized benchmarks; the profitability of NAM and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of NAM in providing the various services; the advisory fees of NAM, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of NAM's management fees with the fees NAM assesses to other types of investment products or accounts, if any; the soft dollar practices of NAM; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

In addition to the foregoing materials, independent legal counsel to the independent Trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the Board meeting, NAM made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contract. It is with this background that the Trustees considered each Investment Management Agreement with NAM. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by NAM and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES
In evaluating the nature, extent and quality of NAM's services, the Trustees reviewed information concerning the types of services that NAM or its affiliates provide and are expected to provide to the Nuveen Funds; narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peer Group and, if available, recognized benchmarks or, in certain cases, customized benchmarks (as described in further detail in Section B below); information describing NAM's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the Trustees received materials regarding the changes or additions in personnel of NAM. The Trustees further noted the willingness of the personnel of NAM to engage in open, candid discussions with the Board. The Trustees further considered the quality of NAM's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of NAM. In their review of advisory contracts for the fixed income funds, the Trustees also noted that Nuveen won the Lipper Award for Best Fund Family: Fixed Income-Large Asset Class, for 2004. Given the Trustees' experience with the Funds, other Nuveen funds and NAM, the Trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of NAM.

In addition to advisory services, the independent Trustees considered the quality of the administrative or non-advisory services provided. In this regard, NAM provides the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, NAM and its affiliates provide each Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Trustees considered, in particular, NAM's policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance. The Trustees noted NAM's focus on compliance and its compliance systems. In their review, the Trustees considered, among other things, the additions of experienced personnel to NAM's compliance group and modifications and other enhancements to NAM's computer systems. In addition to the foregoing, the Trustees also noted that NAM outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services.

In addition to the above, in reviewing the variety of additional services that NAM or its affiliates must provide to closed-end funds, such as the Funds, the independent Trustees determined that Nuveen's commitment to supporting the secondary market for the common shares of its closed-end funds is particularly noteworthy. In this regard, the Trustees noted Nuveen's efforts to sponsor numerous forums for analysts and specialists regarding the various Nuveen closed-end funds, its creation of a new senior position dedicated to providing secondary market support services and enhancing communications with investors and analysts, and its advertising and media relations efforts designed to raise investor and analyst awareness of the closed-end funds.

With respect to services provided to municipal funds, such as the Funds, the Trustees also noted, among other things, the enhancements NAM implemented to its municipal portfolio management processes (e.g., the increased use of benchmarks to guide and assess the performance of its portfolio managers); the implementation of a risk management program; and the various initiatives being undertaken to enhance or modify NAM's computer systems as necessary to support the innovations of the municipal investment team (such as, the ability to assess certain historical data in order to create customized benchmarks, perform attribution analysis and facilitate the use of derivatives as hedging instruments). With respect to certain of the Funds with a less seasoned portfolio, the Trustees also noted the hedging program implemented for such Funds and the team responsible for developing, implementing and monitoring the hedging procedures. The hedging program was designed to help maintain the applicable Fund's duration within certain benchmarks.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the Investment Management Agreements were of a high level and were quite satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND ADVISER
As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group, if available. Among other things, the Board received materials reflecting a Fund's historic performance, the Fund's performance compared to its Peer Group and, if available, its performance compared to recognized and, in certain cases, customized benchmarks. Further, in evaluating the performance information, in certain limited instances, the Trustees noted that the closest Peer Group for a Fund still would not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Peer Group.

For state municipal funds, such as the Funds, the performance data included, among other things, the respective Fund's performance relative to its peers. More specifically, a Fund's one, three and five year total returns (as available) for the periods ending December 31, 2004 were evaluated relative to the unaffiliated funds in its respective Peer Group (including the returns of individual peers as well as the Peer Group average) as well as additional performance information with respect to all the funds in the Peer Group, subject to the following. Certain state municipal Funds do not have a corresponding Peer Group in which case their performance is measured against a state-specific municipal index compiled by an independent third party. Such indices measure bond performance rather than fund performance. The closed-end Funds that utilize such indices are from Connecticut, Georgia, Maryland, Missouri, North Carolina, Texas and Virginia. Based on their review, the Trustees determined that each Fund's absolute and relative investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY
   1. FEES AND EXPENSES
   In evaluating the management fees and expenses that a Fund is expected to bear, the Trustees considered the Fund's current management fee structure and the Fund's expected expense ratios in absolute terms as well as compared with the fees and expense ratios of the unaffiliated funds in its Peer Group. The Trustees reviewed the financial information of NAM, including its respective revenues, expenses and profitability. In reviewing fees, the Trustees, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursement and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in the Peer Group and peer averages. In this regard, the Trustees noted that the relative ranking of the Nuveen Funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain Funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale." In their review of the fee and expense information provided, including, in particular, the expense ratios of the unaffiliated funds in the respective Peer Group, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to such peers.

   2. COMPARISONS WITH THE FEES OF OTHER CLIENTS
   The Trustees further compared the fees of NAM to the fees NAM assessed for other types of clients investing in municipal funds (such as municipal managed accounts). With respect to such separately managed accounts, the advisory fees for such accounts

           ANNUAL INVESTMENT MANAGEMENT
           AGREEMENT APPROVAL PROCESS (continued)



   are generally lower than those charged to the comparable Fund. The Trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, NAM and its affiliates provide numerous services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the Trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to the differences in services, the Trustees also considered, among other things, the differences in product distribution, investment policies, investor profiles and account sizes. Accordingly, the Trustees believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

   3. PROFITABILITY OF ADVISER
   In conjunction with its review of fees, the Trustees also considered NAM's profitability. The Trustees reviewed NAM's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the Trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the Trustees reviewed NAM's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc. and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Trustees considered NAM's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The Trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by NAM. Based on their review, the Trustees were satisfied that NAM's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

   In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to NAM as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE
In reviewing the compensation, the Trustees have long understood the benefits of economies of scale as the assets of a fund grows and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Trustees received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May, 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the Trustees reviewed data regarding the reductions of fees for the Funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all Funds in the Nuveen complex. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS
In evaluating fees, the Trustees also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that although NAM manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that NAM typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services. In addition to soft dollar arrangements, the Trustees also considered any other revenues, if any, received by NAM or its affiliates. With respect to Funds with outstanding preferred shares and new Funds, the Trustees considered revenues received by Nuveen for serving as agent for broker-dealers at its preferred trading desk and for acting as co-manager in the initial public offering of new closed-end exchange-traded funds.

F. OTHER CONSIDERATIONS
Nuveen, until recently, was a majority-owned subsidiary of St. Paul Travelers. As noted, St. Paul earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of NAM. Pursuant to a series of transactions, St. Paul has begun to reduce its interest in Nuveen which will ultimately result in a change of control of Nuveen and therefore NAM. As mandated by the 1940 Act, such a change in control would result in an assignment of the advisory agreement with NAM and the automatic termination of such agreement. Accordingly, the Board also considered for each Fund the approval of a New Investment Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul's interest will have an impact on the various factors they considered in approving NAM, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of NAM; the possible benefits and costs of the transactions to the respective Fund; the potential implications of any arrangements used by Nuveen to finance certain of the transactions; the ability of NAM to perform its duties after the transactions; whether a Fund's fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the operations of NAM. Based on its review, the Board determined that St. Paul's divestiture would not affect the nature and quality of services provided by NAM, the terms of the Investment Management Agreement, including the fees thereunder, and would not materially affect the organization or operations of NAM. Accordingly, the Board determined that their analysis of the various factors regarding their approval of NAM would continue to apply after the change of control.

G. APPROVAL
The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund, that the renewal of the NAM Investment Management Agreements should be approved, and that the new, post-change of control NAM Investment Management Agreements be approved and recommended to shareholders.

Reinvest Automatically
       EASILY AND CONVENIENTLY

Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
        INFORMATION



In April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers") sold the majority of its controlling equity interest in Nuveen Investments, Inc. ("Nuveen") to the general public. Nuveen is the parent of Nuveen Asset Management ("NAM"), which is each Fund's investment manager. This sale was deemed to be an "assignment" of the investment management agreement between each Fund and NAM and, if applicable, of the sub-advisory agreement between NAM and the Fund's sub-adviser. As required by law, the shareholders of each Fund were asked to approve a new investment management agreement and, if applicable, a new subadvisory agreement that reflected this change in ownership. The shareholders of each Fund voted this approval at a Shareholders' Meeting on July 26. 2005. There were no changes to the investment objectives or management of any Fund as a result of these actions.

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION
Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE
Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.



BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL



Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.


Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS. Managing more than $120 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

                                        o Share prices
                                        o Fund details
           Learn more                   o Daily financial news
about Nuveen Funds at                   o Investor education
   WWW.NUVEEN.COM/ETF                   o Interactive planning tools


Logo: NUVEEN Investments


                                                                     EAN-B-0605D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



             Nuveen Pennsylvania Dividend Advantage Municipal Fund 2

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                            AUDIT FEES BILLED        AUDIT-RELATED FEES             TAX FEES         ALL OTHER FEES
FISCAL YEAR ENDED                                TO FUND               BILLED TO FUND            BILLED TO FUND      BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
June 30, 2005                                            $ 7,692                        $ 0                    $ 603         $ 2,700
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          N/A                         0%                       0%              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
June 30, 2004                                            $ 7,316                        $ 0                    $ 863         $ 2,500
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          N/A                         0%                       0%              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

The above "All Other Fees" are fees paid to audit firms to perform agreed upon procedures required by the rating agencies to rate fund preferred shares. The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                           AUDIT-RELATED FEES       TAX FEES BILLED TO          ALL OTHER FEES
                                          BILLED TO ADVISER AND         ADVISER AND            BILLED TO ADVISER
                                             AFFILIATED FUND          AFFILIATED FUND         AND AFFILIATED FUND
                                            SERVICE PROVIDERS        SERVICE PROVIDERS         SERVICE PROVIDERS
---------------------------------------------------------------------------------------------------------------------
June 30, 2005                                                $ 0                  $ 282,575                      $ 0
---------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------
June 30, 2004                                                $ 0                        $ 0                      $ 0
---------------------------------------------------------------------------------------------------------------------
Percentage approved                                          N/A                        N/A                      N/A
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------

The above "Tax Fees" are primarily fees billed to the Adviser for Fund tax return preparation.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                                   TOTAL NON-AUDIT FEES
                                                                   BILLED TO ADVISER AND
                                                                  AFFILIATED FUND SERVICE     TOTAL NON-AUDIT FEES
                                                                   PROVIDERS (ENGAGEMENTS    BILLED TO ADVISER AND
                                                                  RELATED DIRECTLY TO THE    AFFILIATED FUND SERVICE
                                           TOTAL NON-AUDIT FEES   OPERATIONS AND FINANCIAL    PROVIDERS (ALL OTHER
                                              BILLED TO FUND       REPORTING OF THE FUND)         ENGAGEMENTS)            TOTAL
------------------------------------------------------------------------------------------------------------------------------------
June 30, 2005                                            $ 3,303                  $ 282,575                      $ 0       $ 285,878
June 30, 2004                                            $ 3,363                        $ 0                      $ 0         $ 3,363

The above "Non-Audit Fees billed to Adviser" for 2005 include "Tax-Fees" billed to Adviser in the amount of $282,575 from previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Pennsylvania Dividend Advantage Municipal Fund 2
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: September 7, 2005
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: September 7, 2005
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: September 7, 2005
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.